UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14C
(Amendment No. 2 )

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement
☐	Confidential, for use of the Commission only
(as permitted by Rule 14c-5(d)(2))
☐	Definitive Information Statement

MONARCH INVESTMENT PROPERTIES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☐	No fee required
☒	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
Common Stock, par value $.001

	(2)	Aggregate number of securities to which transactions applies:
19,850,000

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
$.00033

	(4)	Proposed maximum aggregate value of transaction:
$6,616.66

	(5)	Total fee paid:
$1.32

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing party:

	(4)	Date filed:

EXPLANATORY NOTE

Monarch Investment Properties, Inc. (the “Company”) is filing this Amendment No. 2 (the “Amendment No. 2”) to its Preliminary Information Statement originally filed with the United States Securities and Exchange Commission (“SEC”) on February 14, 2008 (the “Original Filing”), and subsequently amended by Amendment No. 1 to its Preliminary Information Statement filed with the SEC on February 6, 2009 (the “Amendment No. 1”), in order to amend the cover page of the filing to reflect payment of the filing fee required in connection with the proposed merger transaction between the Company and All American Home Products, LLC in accordance with Rule 0-11(c) of the Securities Exchange Act of 1934, as amended. No other changes have been made in this Amendment No. 2 to the text of Amendment No. 1 to the Preliminary Information Statement or any of its exhibits.

MONARCH INVESTMENT PROPERTIES, INC.

NOTICE OF ACTION BY WRITTEN CONSENT

TO THE STOCKHOLDERS OF MONARCH INVESTMENT PROPERTIES, INC.:

          NOTICE IS HEREBY GIVEN that on December 13, 2007, Monarch Investment Properties, Inc., a Nevada corporation (the “Company”, “Monarch”, “we”, “us”, or “our”), obtained written consent from stockholders holding a majority of the outstanding shares of voting securities of the Company entitled to vote on the following actions:

1.	To approve the agreement and plan of merger (“Merger Agreement”) by and among the Company and All American Home Products, LLC, a Florida limited liability company (“All American”).

2.

To approve a 1 for 16.168733 reverse stock split (the “Reverse Split”) of our common stock outstanding immediately prior to the effectiveness of the merger with All American, with any fractional shares being rounded up to the next whole share.

3.	To amend our Amended and Restated Articles of Incorporation (“Articles of Incorporation”) to change our corporate name to “All American Home Products, Inc.”

The details of the foregoing actions and other important information are set forth in the accompanying information statement. The board of directors of the Company (“Board of Directors”) has unanimously approved the above actions.

          Under Section 78.320 of the Nevada Revised Statutes (“NRS”), action by stockholders may be taken without a meeting, without prior notice, by written consent of the holders of outstanding capital stock having not less than the minimum number of votes that would be necessary to authorize the action at a meeting at which all shares entitled to vote thereon were present and voted. On that basis, the stockholders holding a majority of the outstanding shares of capital stock entitled to vote approved the foregoing actions. No other vote or stockholder action is required. Under Nevada law, no dissenters’ or appraisal rights are afforded to our stockholders as a result of the prior stockholder approval of the actions described above which are described in detail in the accompanying information statement. However, appraisal rights are afforded to stockholders who properly dissent with the merger and comply with the requirements set forth herein.

          Please read this information statement carefully and in its entirety. Although you will not have an opportunity to vote on the approval of the Merger Agreement and the merger, or the Reverse Split or change in our corporate name, this information statement contains important information about these actions.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

          This information statement is being mailed on or about _________, 2009 to all stockholders of record as of ___________, 2009 .

By Order of the Board of Directors

/s/ David Miller

David Miller, President

MONARCH INVESTMENT PROPERTIES, INC.
1801 North Military Trail, Suite 203
Boca Raton, FL 33431
(561) 391-6117

PRELIMINARY INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL INFORMATION

          This information statement is being furnished to our stockholders in connection with the actions taken by our Board of Directors and the written consent of the holders of a majority of our outstanding voting securities with respect to the actions described below. On December 11, 2007, pursuant to Section 78.315 of the NRS, our Board of Directors unanimously approved these actions, subject to stockholder approval. In accordance with Section 78.320 of the NRS, on or about December 13, 2007, we received written consents in lieu of a meeting from 6 stockholders holding 15,420,000 shares of our Common Stock (“Majority Stockholders”), representing approximately 95% of the 16,168,733 total shares of common stock issued and outstanding as of December 13, 2007 (“Record Date”). A copy of the written consent is attached hereto as Appendix C. This information statement is being sent to our stockholders to comply with the requirements of Section 14(c) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and shall constitute notice to our stockholders of action taken by written stockholder consent.

          Pursuant to the Merger Agreement dated as of December 18, 2007, as amended effective February 29, 2008, by and among the Company and All American, All American will merge with and into the Company, with the Company being the surviving corporation. The merger will become effective as of the date and at such time as the Certificate of Merger is filed with the Secretary of State of the State of Nevada and State of Florida with respect to the merger (the “Effective Time”). In accordance with the terms of the Merger Agreement, as amended, at the Effective Time, each unit of membership interest of All American (the “Units”) outstanding immediately prior to the Effective Time will be converted into the right to receive one (1) fully paid and non-assessable share of common stock, par value $0.001 per share, of the Company (“Common Stock”). At the Effective Time, the Units of All American will no longer be outstanding and shall automatically be cancelled and retired and cease to exist, and each All American member shall cease to have any rights with respect to the Units of All American, except the right to receive the merger shares. No fractions of a share of Common Stock will be issued, and in lieu of such issuance, an All American member who would otherwise be entitled to a fraction of a share of Common Stock as a result of the exchange of shares contemplated by the Merger Agreement will receive from us one additional share of Common Stock.

          In addition, at the Effective Time, we will assume all outstanding All American warrants to purchase Units (“All American Warrants”), and we will issue Company warrants which will be subject to the same terms and conditions under the All American Warrants as otherwise in effect immediately prior to the Effective Time. It is currently anticipated that in connection with the merger, we will issue an aggregate of approximately 19, 850 ,000 shares of our restricted Common Stock, subject to adjustment under the terms of the Merger Agreement. As of February 2, 2009, there were All American Warrants to purchase an aggregate of 450,000 Units issued and outstanding.

          Immediately prior to the effectiveness of the merger, we will cause a Reverse Split of our outstanding Common Stock, whereby all issued and outstanding shares of our Common Stock will be reverse split on a 1 for 16.168733 shares basis. No fractional shares will be issued and instead will be rounded up to the nearest whole share. The immediate effect of the Reverse Split will be to decrease the number of issued and outstanding shares of our Common Stock from approximately 16,168,733 to approximately 1, 000,000 immediately prior to the merger. In addition, the Company will issue an additional 193,601 shares to be issued upon conversion of an outstanding judgment debt and forced exercise of a warrant. The Reverse Split will not change the total number of authorized shares of Common Stock of the Company.

          Upon effectiveness of the merger, our Articles of Incorporation will be amended to change our name to “All American Home Products, Inc.” Our officers and directors will resign and certain of the officers and directors of All American, shall become our officers and directors effective as of the Effective Time.

          In accordance with the terms of the Merger Agreement, as amended, if the closing of the Merger has not occurred within thirty (30) days after the Company has filed its definitive information statement with the Securities and Exchange Commission (“SEC”) the Merger Agreement may be terminated at our option. In the event that the Merger Agreement is terminated in this manner, All American is obligated to pay all of the costs incurred by the Company relating to the proposed Merger and certain of the Company’s liabilities (collectively, the “Merger Liabilities”) within thirty (30) days after the Merger Agreement is terminated. If All American fails to pay these obligations within such time, All American will be responsible for all of the Company’s costs of collection, including attorney’s fees, and interest will accrue on the unpaid balance at the rate of 18% per annum. All American has the right to terminate the Merger Agreement only in the event of a material breach by the Company of its obligations under the Merger Agreement.

          IN CONNECTION WITH THE MERGER, YOU HAVE THE RIGHT TO EXERCISE DISSENTERS’ RIGHTS UNDER THE NEVADA REVISED STATUTES 92A.300 TO 92A.500 AND OBTAIN THE FAIR VALUE” OF YOUR SHARES OF THE COMPANY’S COMMON STOCK, PROVIDED THAT YOU COMPLY WITH THE CONDITIONS ESTABLISHED UNDER APPLICABLE NEVADA LAW. FOR A DISCUSSION REGARDING YOUR DISSENTERS’ RIGHTS, SEE THE SECTION TITLED DISSENTERS’ RIGHTS OF APPRAISAL” AND APPENDIX D AND APPENDIX E TO THIS INFORMATION STATEMENT.

          THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

SUMMARY TERM SHEET FOR THE MERGER

          The following is a summary of the principal terms of the merger. This summary does not contain all information that may be important to you. We encourage you to read carefully this information statement, including the appendices, in their entirety.

          On December 18, 2007, we entered into the Merger Agreement with All American. In connection with the merger:

•

Each issued and outstanding All American Unit will be converted into one (1) share of our newly issued Common Stock, however, no fractional shares will be issued and instead will be rounded up to the nearest whole share;

•

All American Warrants, if any, shall be automatically converted into warrants to purchase our Common Stock subject to the same terms and conditions as otherwise in effect immediately prior to the Effective Time;

•	Our Articles of Incorporation will be amended to change our name to All American Home Products, Inc.;

•

We will cause a Reverse Split immediately prior to the Effective Time whereby all issued and outstanding shares of our Common Stock will be Reverse Split on a 1 for 16.168733 shares basis, however, no fractional shares will be issued and instead will be rounded up to the nearest whole share;

•

Prior to the closing of the merger, payment in full will be made on all obligations we owe to JJFN Holdings, Inc. (“JJFN Holdings”), a wholly-owned subsidiary of Strategic Capital Resources, Inc., a principal stockholder of the Company (“Strategic”), that is controlled by our President, David Miller, which consists of approximately $203,031 owed by us under the promissory note between us and JJFN Holdings (“JJFN Note”) as of December 30, 2008 (principal balance with accrued interest). Pursuant to the Merger Agreement, the principal balance of the JJFN Note, plus any accrued but unpaid interest thereon, will be converted into our Common Stock at a conversion price of $.10 per share immediately before the Reverse Split; and

•

Our officers and directors will resign effective as of the Effective Time of the merger, and the officers and directors of All American at the Effective Time shall become officers and directors of the Company as of the Effective Time of the merger.

QUESTIONS AND ANSWERS ABOUT THE MERGER

          Following are questions and related answers that address some of the questions you may have regarding the pending merger transaction between the Company and All American, the amendments to our Articles of Incorporation and related matters. These questions and answers may not contain all of the information relevant to you, do not purport to summarize all material information relating to the Merger Agreement, the amendments, or any of the other matters discussed in this information statement, and are subject to, and are qualified in their entirety by, the more detailed information contained in or attached to this information statement. Therefore, please carefully read this information statement, including the attached appendices, in its entirety.

Q. WHY DID I RECEIVE THIS INFORMATION STATEMENT?

A. Applicable requirements of Nevada law and the federal securities laws require us to provide you with information regarding the merger. As explained more fully elsewhere in this information statement, since the Company has adopted the Merger Agreement and the merger has been approved by the written consent of our Majority Stockholders, your consent to the merger or the other actions in connection therewith, including the Reverse Split and change in our corporate name, will not be required and is not requested. Nevertheless, this information statement contains important information about the merger, and the other actions contemplated thereby.

Q. WHY AM I NOT BEING ASKED TO VOTE ON THE MERGER?

A. Six of our stockholders, who currently own in the aggregate approximately 95% of the voting power of outstanding shares of our Common Stock, have executed a written consent dated December 13, 2007 approving the transactions contemplated by the Merger Agreement, the Reverse Split and, the change in our corporate name. This consent of stockholders is sufficient to approve entering into the transactions. Accordingly, the actions will not be submitted to our other stockholders for a vote.

Q. WHEN IS IT EXPECTED THAT THE MERGER WILL BE COMPLETE?

A. Monarch and All American signed the Merger Agreement on December 18, 2007. Our Majority Stockholders approved the merger by written consent dated December 13, 2007. The Merger Agreement was amended effective February 29, 2008. The parties are working toward completing the merger as quickly as possible, and hope to complete the merger on or before _______, 2009 ; however, the exact timing cannot be predicted. In order to complete the merger, several conditions set forth in the Merger Agreement must be met or waived. The merger will become effective when a certificate of merger is filed with the Secretary of State of Nevada and Secretary of State of Florida.

Q. WHAT WILL I RECEIVE IN THE MERGER?

A. Immediately prior to the Effective Date of the merger, pursuant to the reverse split, all outstanding shares of our Common Stock will be reverse split on a 1 for 16.168733 shares basis. We will issue one additional share of Common Stock in the event that you would own a fractional share as a result of the Reverse Split. Otherwise, subject to an adjustment of your shares pursuant to the Reverse Split, you will continue to hold the same number of shares of our Common Stock after the merger as you do at the Effective Time. Shares of our Common Stock will be issued only to All American members in the merger. The Reverse Split and the merger will result in our stockholders holding a smaller percentage of the combined company’s Common Stock than the percentage of our Common Stock they currently hold. After the Reverse Split and merger are complete, it is expected that our pre-merger stockholders will own approximately 1, 193,601 or 6% of the outstanding shares of the newly merged company, subject to adjustment under the terms of the Merger Agreement.

Q. HAS SOMEONE DETERMINED THAT THE MERGER IS ADVISABLE FOR THE MONARCH STOCKHOLDERS AND ALL AMERICAN MEMBERS?

A. Yes. Our Board of Directors and the Board of Directors of All American have determined that the merger is advisable for their stockholders and members, respectively. Our Board of Directors and the Board of Directors of All American have approved the merger and the Merger Agreement, and our Board of Directors has approved the issuance of our Common Stock in the merger, as well as the other actions contemplated in connection with the merger including the name change and Reverse Split. The number of shares of our Common Stock to be issued pursuant to the Merger Agreement was determined by negotiation between us and All American. This consideration does not necessarily bear any relationship to All American’s asset value, net worth or other established criteria of value and should not be considered indicative of the actual value of the Company or All American. Furthermore, neither we nor All American have obtained either an appraisal of either company or their respective securities or an opinion from any third party that the merger is fair from a financial perspective.

Q. ARE ALL AMERICAN MEMBERS ENTITLED TO APPROVE THE MERGER?

A. Yes. All American members have the opportunity to approve the merger and the Merger Agreement by written consent. The merger and the Merger Agreement require the approval of a majority of the All American Units outstanding on their record date.

Q. WHY IS MONARCH PROPOSING THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO EFFECTUATE THE REVERSE SPLIT?

A. As set forth in the Merger Agreement, the Reverse Split is a condition of the merger.

Q. WHY IS MONARCH PROPOSING THE NAME CHANGE?

A. The name change is contingent upon effectiveness of the merger. The name change will accurately reflect the new business of the Company.

Q. WHAT ARE THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER AND REVERSE SPLIT ON MONARCH’ STOCKHOLDERS?

A. The material U.S. federal income tax consequences of the merger and Reverse Split are described in more detail in the sections entitled “Merger – Material United States Federal Income Tax Consequences” and “Reverse Split – Material United States Federal Income Tax Consequences.” The tax consequences to you of the merger and Reverse Split will depend upon your particular situation. You should consult your own tax advisor for a full understanding of the federal, state, local and foreign income and other tax consequences that apply to you and your situation.

Q. DO I HAVE APPRAISAL OR DISSENTER’S RIGHTS?

A. Yes. Under Nevada law, holders of our Common Stock are entitled to dissenters’ rights in connection with the merger. You are urged to read the discussion of dissenters’ rights commencing on page 12 and applicable Nevada law attached as Appendix D to this information statement for a more complete discussion of dissenters’ rights. If you do not comply with the procedures governing dissenters’ rights set forth under Nevada law and explained elsewhere in this information statement, you may not be entitled to payment for your shares.

Q. WILL MY RIGHTS AS A MONARCH STOCKHOLDER CHANGE AS A RESULT OF THE MERGER?

A. No. Because our Articles of Incorporation and our Bylaws, other than as amended by the Reverse Split and name change, before the merger will be the same after the merger with All American, your rights as a Monarch stockholder will not change. However, as a result of the Reverse Split and merger, Monarch pre-merger stockholders will own approximately 1, 193,601 shares in the combined company, while All American Unit holders will own approximately 19, 850 ,000 shares in the combined company. Accordingly, your percentage ownership in Monarch will substantially decrease as a result of the Reverse Split and the merger.

Q. WHAT WILL HAPPEN IF THE MERGER IS NOT COMPLETED?

A. If the merger is not completed for any reason, the Company may be subject to a number of other risks. The Company will have no operating business, will not be traded on any national exchange or quotation medium, will continue to be a shell company and will have incurred the expenses associated with attempting to effectuate the merger and the transactions contemplated by the merger. The amendment to the Merger Agreement provides that the Merger Agreement may be terminated by us if the closing of the Merger has not occurred within thirty (30) days after the Company has filed its definitive information statement with the SEC. In such event, All American is obligated to pay all of the costs incurred by the Company relating to the proposed Merger and the Merger Liabilities within thirty (30) days after the Merger Agreement is terminated. Despite this requirement and the condition that All American be responsible for all of the Company’s costs of collection, including attorney’s fees, there is no guarantee that All American will pay all that is owed to us. Thus, failure to consummate the merger could have an adverse impact on the financial condition of the Company and the value of its equity interests.

Q. WHO CAN ANSWER QUESTIONS REGARDING THE MERGER?

A. If you would like additional copies of this information statement, or if you have questions about the merger, amendments or the other matters discussed in this document, you should contact:

Monarch Investment Properties, Inc.
1801 North Military Trail, Suite 203
Boca Raton, FL 33431

Attention: David Miller

Q. WHERE CAN I FIND MORE INFORMATION ABOUT THE COMPANY?

A. We file periodic reports and other information with the SEC. You may read and copy this information at the SEC’s public reference facilities. Please call the SEC at 1-800-SEC-0330 for information about these facilities. This information is also available on the Internet site maintained by the SEC at http://www.sec.gov. For further information, please refer to the section of this information statement titled “AVAILABLE INFORMATION.”

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

          Statements included in this information statement that do not relate to present or historical conditions or facts are “forward-looking statements” within the meaning of that term in the Securities Act of 1933, as amended (the “Securities Act”) and the Exchange Act. Such forward-looking statements involve known and unknown risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in, or implied by, the forward-looking statements, including, but not limited to, the following: (i) revenues and operating results following the merger may be lower than expected; (ii) costs or expenses relating to the merger may be higher than anticipated; (iii) we may not achieve the benefit we expect from the merger; (iv) the housing, real estate and credit crisis, a decline in general economic conditions, and the possibility of recession has and may continue to adversely affect All American’s business; (v) All American is dependent on investor capital in order to continue its operations and with the severe losses many investors have recently suffered in the stock market, it is likely that such investors no longer have the ability or desire to invest in riskier enterprises such as All American; and/or (vi) the additional risks set forth in the “Risk Factors” section of this information statement. Forward-looking statements may include, without limitation, statements relating to ours and those of All American’s plans, strategies, objectives, expectations and intentions and are intended to be made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “believes,” “forecasts,” “intends,” “possible,” “estimates,” “anticipates,” and “plans” and similar expressions are intended to identify forward-looking statements. Our ability to predict projected results or the effect of events on our operating results is inherently uncertain. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved.

          Forward-looking statements speak only as of the date the statements are made. We assume no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information except to the extent required by applicable securities laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect thereto or with respect to other forward-looking statements.

SUMMARY OF THE INFORMATION STATEMENT

Monarch Investment Properties, Inc.

          We were organized under the laws of the State of Nevada under the name Comstock Tailings Company on May 13, 1988 for the purpose of engaging in the acquisition and development of minerals, metals and other natural resource products and the related operations applicable to such activities. On or about March 31, 1997, we consummated a merger with Iron Holdings Corp., a New York corporation, including its wholly-owned subsidiary company, Iron Eagle Contracting & Mechanical, Inc. (“IECM”) and changed our name to Iron Holdings Corp. (“Iron Holdings”). IECM was a construction contractor engaged in pipe work, including gas and water mains, as well as steel installation, primarily for city and state infrastructure construction. IECM commenced operations in January 1996 and spent most of fiscal year 1996 bidding on potential jobs. IECM ceased operations shortly thereafter due to its incurring significant losses from operations.

          On June 29, 1998, we changed our name to Monarch Investment Properties, Inc.

          From 1994 to February 1999, we filed reports with the SEC pursuant to Section 12(g) of the Exchange Act. On February 11, 1999, we filed a Form 15 terminating the registration of our securities under Section 12 of the Exchange Act. On August 7, 2007, we filed a Registration Statement on Form 10-SB under the Exchange Act, which became effective on October 7, 2007. Accordingly, we are currently subject to the reporting requirements of the Exchange Act.

          We have no current operations and we have only nominal assets.

          We do not own or have a lease for any property. Our executive offices are located at 1801 North Military Trail, Suite 203, Boca Raton, FL 33431. Our telephone number is (561) 391-6117.

All American Home Products, LLC

          All American is a Florida limited liability company organized on September 15, 2006. All American is a distribution and installation company providing impact and storefront windows, doors, accordion shutters, protective panels and other hurricane related products and services to the new construction, commercial and retail markets. All American currently conducts operations through its wholly owned subsidiary, CK Home Products, Inc. See “Business – All American Home Products, LLC.”

          All American’s principal executive offices are located at 11766 Metro Parkway , Suite A, Fort Meyers , Florida 33966 . Its telephone number is: (239) 690-0008 . Its website address is: www.ckhomeproductsinc.com. Information contained in this website is not part of this information statement.

Merger

          On December 18, 2007, we executed a Merger Agreement with All American, whereby All American will merge with and into the Company and the Company will be the surviving corporation. Under the terms of the Merger Agreement, as amended, we will become obligated to issue the holders of All American Units one (1) share of our Common Stock for each Unit held at the Effective Time. Any All American Warrants in existence immediately prior to the merger will be automatically converted into warrants to purchase our Common Stock subject to the same terms and conditions of the warrants as otherwise in effect immediately prior to the Effective Time. It is currently anticipated that we will issue to the holders of All American Units an aggregate of approximately 19, 850 ,000 shares of our restricted Common Stock. As of the Effective Time, All American’s members will own approximately 94% of the outstanding shares in the post-merger entity, with the existing stockholders of Monarch owning approximately 6% of the outstanding shares in the post-merger entity, subject to adjustment under the terms of the Merger Agreement.

          We believe, after examining All American’s business plan, interviewing its management, and examining its products and services, that All American presents a desirable merger opportunity for the Company. However, despite this belief we cannot assure you that All American will be able to effect its business plan or compete successfully. See “Risk Factors.”

Board Recommendations

          Our Board of Directors believes that the proposed merger is in the best interests of our stockholders. The Merger Agreement was approved by our Board of Directors by written consent dated December 11, 2007. The Board of Directors of All American approved the Merger Agreement by written consent dated December 3, 2007. Our Majority Stockholders approved the merger by written consent dated December 13, 2007. See “The Merger.”

          Our Board of Directors believes that the proposed Reverse Split, name change and appointment of new directors are in the best interests of our stockholders. The proposed Reverse Split, name change and appointment of directors were approved by the written consent of our Board of Directors dated December 11, 2007. Our Majority Stockholders approved the Reverse Split and change in corporate name by written consent dated December 13, 2007. See “Amendment to Our Articles of Incorporation: Reverse Split,” and “Amendment to Our Articles of Incorporation: Name Change.”

Dissenters’ Rights

          Our stockholders are entitled to dissenters’ rights under Nevada law as a result of the merger. You are urged to read the discussion of dissenters’ rights commencing on page 12 and applicable Nevada law attached as Appendix D to this information statement.

SELECTED FINANCIAL DATA

          The following selected financial data is derived from the financial statements of the Company and All American. This data is qualified by reference to and should be read in conjunction with our unaudited financial statements, including the notes related thereto, filed with our Quarterly Report on Form 10-Q filed on January 27, 2009 and our audited financial statements, including the notes related thereto, filed with our Annual Report on Form 10- K SB filed on August 4, 2008 , as well as All American’s audited and unaudited financial statements including the notes thereto, included elsewhere in this information statement. This selected financial data should be read in conjunction with the information contained in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of the Company in the above-referenced filings and of All American included elsewhere in this information statement.

MONARCH INVESTMENT PROPERTIES, INC.

Income Statement Data:	Six Months Ended December 31, 2008 (Unaudited)	Three Months Ended December 31, 2008 (Unaudited)	Year Ended June 30, 2008

Revenue	$0	$0	$0
General and Administrative Expenses	$14,194	$6,811	$157,471
All American reimbursement of expenses	$0	$0	$100,000
Interest Expense	$(17,941)	$(9,167)	$(37,979)
Net Loss	$(32,135)	$(15,978)	$(95,450)
Loss Per Common Share	$(0.002)	$(0.001)	$(0.006)
Weighted Average Shares Outstanding	16,168,733	$16,168,733	16,168,733

Balance Sheet Data:	December 31, 2008 (Unaudited)	June 30, 2008

Cash	$2,162	$1,384
Total Current Assets	$2,162	$1,384
Total Current Liabilities	$447,440	$414,527
Total Stockholder’s Deficiency	$(445,278)	$(413,143)

All American Home Products, LLC

Balance Sheet Data:	September 30, 2008 (Unaudited)	December 31, 2007

Cash	$129,532	$351,258
Total Current Liabilities	$8,129,963	$1,195,860
Total Current Assets	$812,569	$1,265,977
Total Members’ Deficit	$(5,860,490)	$(3,391,675)

Income Statement Data:	Nine Months Ended September 30, 2008 (Unaudited)	Year Ended December 31, 2007

Sales	$5,137,665	$13,191,912
Operating Expenses	$3,913,418	$7,993,096
Interest Expense	$451,367	$379,651
Net loss	$(3,205,065)	$(3,264,298)

THE MERGER

          This section of the information statement describes the merger and related transactions. Although we believe that the description in this section covers the material terms of the merger and the transactions, this summary may not contain all of the information that is important to you. You must carefully read the entire information statement and the other documents we refer to in this information statement, including the Merger Agreement, for a more complete understanding of the Merger Agreement and the transactions contemplated thereby.

General

          The Merger Agreement , as amended, provides that, at the Effective Time of the merger, All American will merge with and into the Company, with the Company continuing in existence as the surviving corporation. Each All American Unit issued and outstanding at the Effective Time will be converted into one (1) share of our Common Stock. Any All American Warrants in existence immediately prior to the merger will be automatically converted into warrants to purchase our Common Stock subject to the same terms and conditions of the warrants as otherwise in effect immediately prior to the Effective Time .

          In connection with the merger, we will effect a Reverse Split whereby immediately prior to the Effective Time of the merger, all issued and outstanding shares of our Common Stock will be Reverse Split on a 1 for 16.168733 shares basis. No fractional shares will be issued and instead will be rounded up to the nearest whole share.

          Upon the effectiveness of the merger, we will amend our Articles of Incorporation to change our name to All American Home Products, Inc. Other than the amendments described herein, our Articles of Incorporation and Bylaws will remain the same after the merger as they were in effect prior to the merger.

          Also in connection with the merger, our officers and directors will resign effective as of the merger, and the officers, directors of All American at the Effective Time, will become our officers and directors at the Effective Time.

Background of the Merger

          Beginning on or about August 23, 2007, one of our officers contacted representatives of Blank Rome LLP and Allen, Goddard, McGowan, Pak & Partners, LLC (formerly Sierra Equity Ltd .) (“Allen Partners”) to discuss our interest in a merger transaction with an operating company. After certain discussions with our officers as to our goals and requirements with respect to a merger candidate, Blank Rome LLP and Allen Partners introduced All American to the officers of Monarch. The initial meeting between representatives of the Company and All American occurred on or about September 7, 2007. After initial discussions between the Company and All American, through our respective representatives, on or about September 29, 2007, All American presented us with a draft agreement delineating the principal business terms of a merger of All American into the Company.

          From September 2007 through December 2007, we negotiated the terms and conditions of the Merger Agreement with representatives of All American. During this time All American supplied us with corporate and other records and documents for the purpose of reviewing All American’s business, and we supplied All American with similar information about us. After completion of the negotiations and due diligence review, All American’s Board of Directors approved the merger and the Merger Agreement by written consent dated December 3, 2007. Our Board of Directors approved the merger and Merger Agreement by written consent dated December 11, 2007. On or about December 13, 2007, a majority of our shareholders approved entering into the proposed definitive Merger Agreement, the Reverse Split and the name change. The Merger Agreement between us and All American was executed as of December 18, 2007 .

           Details of the Merger Agreement and information related to the business of All American and its unaudited financial statements for the interim period ended September 30, 2007 and its audited financial statements for the year ended December 31, 2006 and accompanying notes were filed by us with the SEC on February 14, 2008 in a preliminary information statement pursuant to Section 14(c) of the Securities Act of 1934 and on December 27, 2007 in a current report on Form 8-K. In accordance with SEC regulations, All American’s audited financial statements for the year ended December 31, 2007, as well as unaudited interim financial statements for 2008, are required to be filed with the SEC in an amended information statement following which a definitive information statement is required to be mailed to the Company’s stockholders. This amended information statement is being filed in satisfaction of such requirements.

           On May 24, 2008, we and All American executed an amendment (the “Amendment”) to the Merger Agreement, a copy of which was filed as an exhibit to our current report on Form 8-K filed with the SEC on May 30, 2008. The Amendment is effective as of February 29, 2008 and provides that each unit of outstanding membership interest of All American is to be converted into one share of our Common Stock, on the terms and conditions set forth in the Merger Agreement. In addition, the Amendment provides, subject to certain exceptions, that the Merger Agreement may be terminated by us if the closing of the merger has not occurred within thirty (30) days after we have filed our definitive information statement with the SEC. In the event that the Merger Agreement is terminated in this manner, All American is obligated to pay all of the costs incurred by us relating to the proposed merger and the Merger Liabilities within thirty (30) days after the Merger Agreement is terminated. If All American fails to pay these obligations within such time, All American will be responsible for all of our costs of collection, including attorney’s fees, and interest will accrue on the unpaid balance at the rate of 18% per annum. All American has the right to terminate the Merger Agreement only in the event of a material breach by us of our obligations under the Merger Agreement.

           As consideration for entering into the Amendment, All American agreed to pay us an aggregate of $100,000 (“Amendment Consideration”), which is being credited against the amount All American is required to pay pursuant to the Merger Agreement in assuming certain of our obligations, as well as all fees and expenses of Strategic Capital Resources, Inc., our principal stockholder, incurred by it in connection with the merger. All American paid $10,000 of the Amendment Consideration to us prior to execution of the Amendment on or about May 6, 2008 and $40,000 on or about May 27, 2008. The remaining $50,000 was paid to us on or about June 25, 2008.

           During the course of 2008, members of our management and All American’s management have met on a monthly basis to discuss developments in All American’s business and operations.

Our Reasons for the Merger and Recommendation

          In reaching the decision to adopt the Merger Agreement and recommend it for approval by the respective equity holders of the companies, our Board of Directors and the Board of Directors of All American consulted with respective management, as well as legal advisors. As discussed in greater detail below, these consultations included discussions regarding All American’s strategic business plan, the costs and risks of executing that business plan as a public company, its past and current business operations and financial condition, and its future prospects, the strategic rationale for the potential transaction with the Company, and the terms and conditions of the Merger Agreement.

          Our Board of Directors determined that the merger is advisable and in the best interests of our stockholders. In reaching its decision to approve the Merger Agreement, our Board of Directors reviewed All American’s business, interviewed All American’s management and conducted legal, accounting and business due diligence investigations. Our Board of Directors identified and considered several factors in its assessment, which, when taken as a whole, supported the decision to approve the merger and Merger Agreement.

          These factors and potential benefits of the merger considered by our Board of Directors included the following:

•	the ability of the combined company to potentially secure investor capital and financing for expansion of All American’s business;

•	dissenters’ rights would be available to our stockholders under applicable state law;

•	All American’s current accomplishments and future potential for expansion of its operations, if successfully completed;

•	apart from the approval by our stockholders, completion of the merger would not require any material governmental consents or approvals; and

•

based on our historical efforts to pursue alternative business combinations, our management did not believe we would be able to complete a transaction that would provide the same or greater value to our stockholders within a reasonable time frame.

All American’s management considered the following additional factors:

•	our historical, current and prospective financial condition, results of operations and cash flows, taking into account the current lack of an operating business;

•

our dependence on financing from our largest stockholder to meet operating costs and the lack of commitment from that stockholder that such financing will continue, with the result that we could be forced to cease operations if funds were not made available; and

•	the remote likelihood that potential alternative transactions will be available to us, or if available, such transactions would be on terms acceptable to us.

          In the course of deliberations, our Board of Directors reviewed All American’s historical, present and projected financials under various scenarios, and its historical and short and long-term strategic objectives, the opportunities in the marketplace that All American is pursuing and the risks associated therewith. In reaching the decision to approve the merger and recommend approval to our stockholders, our Board of Directors also considered a number of potentially negative factors concerning the merger. These factors included the following:

•	the loss of control by our stockholders over the future operations of the combined company;

•

that, while the transaction is expected to be completed, there can be no assurance that all conditions to the parties’ obligations to complete the transaction would be met, and as a result, it is possible that the transaction may not be completed even if approved by the companies’ respective equity holders (see “Conditions to the Merger”);

•

that, if the transaction does not close, the parties would have significant expenses and that the respective management teams would have expended extensive efforts to attempt to complete the transaction;

•	the risk that the potential benefits of the merger might not be achieved and that All American’s cash requirements could adversely affect the operations of the combined company;

•	the possibility that All American may not be able to achieve its business goals;

•	the possibility that All American may not be able to achieve or sustain profitability;

•	the possible impact of the current decline in the housing market, particularly in the State of Florida; and

•	the other risk factors described under the section entitled “Risk Factors” described elsewhere in this information statement.

          Our Board of Directors evaluated these factors in light of the due diligence investigation it conducted of All American’s business. The foregoing discussion of the information and factors considered by our Board of Directors are not intended to be exhaustive but are believed to include all of the material factors considered by the Board. In view of the wide variety of factors considered in connection with its evaluation of the merger and the complexity of these matters, our Board of Directors did not find it practicable to, and did not, quantify or otherwise assign relative weight to the individual factors considered in reaching its determination. However, our Board of Directors concluded that the potential benefits of the transaction outweighed the potential negative factors and that, overall, the proposed transaction had greater potential benefits for each of the Company and All American and each company’s equity holders than other strategic alternatives. However, neither we nor All American can assure you that the merger will be successful or that the merged company will be able to achieve its business goals. See “Risk Factors.”

          Taking into account all of the material facts, matters and information, including those described above, our Board of Directors and the Board of Directors of All American believe that the Merger Agreement is advisable and fair to and in the best interests of each of the Company and All American and each company’s respective equity holders.

No Independent Financial Advisor

          Neither we nor All American has engaged an independent financial advisor to consult with, or render an opinion on, the relative advantages and disadvantages of the transactions.

Vote Required

          Section 78.320 of the NRS provides that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. In order to eliminate the costs and management time involved in obtaining proxies and in order to effect the proposals as early as possible in order to accomplish our purposes as described herein, our Board of Directors decided to utilize, and did in fact obtain by written consent dated December 13, 2007 of the Majority Stockholders, holding 95% of our Common Stock on the Record Date, approving each of the actions.

Completion and Effectiveness of the Merger

          The merger will be completed when all of the conditions to completion of the merger are satisfied or waived, including approval and adoption of the Merger Agreement and the merger by our stockholders and the members of All American, among others. The merger will become effective upon the filing of a certificate of merger with the Secretary of State of the State of Nevada and the State of Florida.

Dissenters’ Rights

          Under Nevada law, our stockholders are entitled, after complying with certain requirements of Nevada law, to dissent from the approval of the authority with respect to the merger, pursuant to Sections 92A.300 to 92A.500, inclusive, of the NRS (“Dissenters’ Law”) and to be paid the “fair value” of their shares of our Common Stock in cash by complying with the procedures set forth in the Dissenters’ Law. Set forth below is a summary of the procedures relating to the exercise of dissenters’ rights by our stockholders. This summary does not purport to be a complete statement of the provisions of the Dissenters’ Law and is qualified in its entirety by reference to such provisions, which are contained in Appendix E to this information statement.

          We are sending a dissenter’s notice to our stockholders with this information statement, attached as Appendix D to this information statement. Dissenting stockholders must, by no later than ________, 2009 , send a written objection to the merger stating their intention to demand payment for their shares in the form set forth in Appendix D. The written objection should be sent to:

Monarch Investment Properties, Inc.
1801 North Military Trail, Suite 203
Boca Raton, FL 33431

Attention: David Miller, President

          Registered Mail, Return Receipt Requested is recommended. The objection must include (i) a notice of election to dissent, (ii) the stockholder’s name and residence address, (iii) the number of shares as to which the stockholder dissents (iv) a demand for payment of the fair value of the stockholder’s shares if the merger is consummated and (v) a certification as to whether you or the beneficial owner on whose behalf you are dissenting, as the case may be, acquired beneficial ownership of the shares before the date set forth in the dissenter’s notice.

          Together with the written demand or by __________, 2009 , the dissenting stockholder must submit certificates representing all of his or her shares of Common Stock of the Company to us at the address set forth above, for the purpose of affixing a notation indicating that a demand for payment has been made.

          If the merger is consummated, within 30 days after receiving any demands for payment, we will pay to each dissenter who complied with the provisions of Chapter 92A of the NRS the amount we estimate to be the fair value of the shares, plus accrued interest. The payment will be accompanied by (i) our financial statements for the year ended June 30, 2008 and the six months ended December 31, 2008 , (ii) a statement of the estimate of the fair value, (iii) an explanation of how interest was calculated, and (iv) any other items required by Chapter 92A of the NRS.

          A dissenting stockholder receiving such payment may (i) reject the payment and demand payment of the fair value and accrued interest or (ii) accept the payment after providing an estimate of the fair value plus accrued interest and demanding payment of such estimate.

          If any demand for payment remains unsettled we must, within 60 days after receiving such demand, petition the court to determine the fair value of the shares and accrued interest. If we do not commence the proceeding within the 60-day period, we must pay each dissenter whose demand remains unsettled the amount demanded.

          The procedure to dissent is more fully described in Sections 92A.300 to 92A.500 of the NRS, which are attached as Appendix E to this Information Statement. Sections 92A.300 to 92A.500 of the NRS inclusive require strict adherence to the procedures set forth therein, and failure to do so may result in the loss of all dissenters’ rights. Accordingly, each stockholder who might desire to exercise dissenter’s rights should carefully consider and comply with the provisions of those sections and consult his or her legal advisor.

          FAILURE TO DEMAND PAYMENT IN THE PROPER FORM OR TO DEPOSIT YOUR CERTIFICATES AS DESCRIBED IN THE DISSENTER’S NOTICE, ATTACHED AS APPENDIX D, WILL TERMINATE YOUR RIGHT TO RECEIVE PAYMENT FOR YOUR SHARES PURSUANT TO NEVADA’S RIGHTS OF DISSENTING OWNERS STATUTE, ATTACHED AS APPENDIX E.

Terms of the Merger Agreement

          This section summarizes the material provisions of the Merger Agreement. The following is not a complete statement of all the provisions of the Merger Agreement. Detailed terms and conditions are contained in the Merger Agreement, and amendment thereto, copies of which are attached to this information statement as Appendix A and are incorporated into this information statement by reference. For a complete presentation of this information, please read the full text of the Merger Agreement and the amendment thereto.

Structure of the Merger and Conversion of All American Securities

General

          All American will be merged into the Company, and although the Company will be the surviving entity, All American will be the accounting acquirer. In the merger, we will become obligated to issue an aggregate of approximately 19, 850 ,000 shares of our Common Stock, on a post-Reverse Split basis, subject to adjustment under the terms of the Merger Agreement.

          Each of our stockholders will, after the merger, hold the same number of shares held at the Effective Time of the merger. After the merger it is expected that our pre-merger stockholders will own approximately 1, 193,601 , or 6% of the outstanding shares of the newly merged company, on a post Reverse Split basis, subject to adjustment under the terms of the Merger Agreement.

          Our name will be changed to “All American Home Products, Inc.” at the Effective Time of the merger. In addition, we will Reverse Split our outstanding Common Stock on a 1 for 16.168733 shares basis immediately prior to the merger.

Exchange Ratios

          We will issue to the All American members one (1) share of our Common Stock for each All American Unit held by such member at the Effective Time. We will also issue warrants to purchase our Common Stock on the same 1 for 1 basis to holders of All American Warrants.

Exchange of All American Units for Monarch Stock Certificates

          When the merger is completed, the All American Units will be canceled and the former All American members will receive Monarch stock certificates representing the number of full shares of our Common Stock to which they are entitled under the Merger Agreement. No fractional shares will be issued and instead will be rounded up to the nearest whole share. All American members will not be entitled to receive any dividends or other distributions on our Common Stock until the merger is completed. We do not anticipate paying any dividends with respect to our Common Stock.

Restrictions on Sales of Shares Held by All American Members and Affiliates of Monarch

          Our Common Stock and warrants to be issued to All American members in the merger will be issued in a transaction exempt from registration pursuant to Section 4(2) and Rule 506 promulgated under Regulation D of the Securities Act, and therefore will be “restricted securities” as defined in Rule 144 under the Securities Act. Also, shares may be issued to persons who are “affiliates” of the Company or All American as defined in Rule 144. Persons who may be deemed to be affiliates include individuals or entities that control, are controlled by, or are under common control of the Company or All American, and include our respective officers and directors, as well as our respective principal stockholders. Affiliates and former All American members holding restricted securities may not sell their shares of our Common Stock except pursuant to an effective registration statement under the Securities Act covering the resale of those shares or an applicable exemption under the Securities Act.

          Holders of Monarch shares may seek to sell their shares under the exemption from registration provided by Rule 144. In general, under Rule 144, a person who is not an “affiliate” of the Company may sell an unlimited number of shares after six months, subject to our being in compliance with our SEC reporting obligations. Under Rule 144, a person (or persons whose shares are aggregated) who has beneficially owned restricted shares for at least six months and is an affiliate of the Company, will be entitled to sell in any three-month period a number of shares that does not exceed the greater of:

•	one percent of the then-outstanding shares of common stock, or

•	the average weekly trading volume during the four calendar weeks preceding the date on which notice of the sale is filed with the SEC.

          Sales under Rule 144 by affiliates must also comply with manner of sale provisions and notice requirements and are subject to the availability of public information about Monarch. Additionally , under Rule 144, a person who is not considered to have been one of our “affiliates” at any time during the 90 days preceding a sale, and who has beneficially owned the shares proposed to be sold for at least one year, including the holding period of any prior owner other than an “affiliate,” is entitled to sell these shares without complying with any other requirement.

           Under recent amendments to Rule 144, the SEC prohibits the use of Rule 144 for the resale of securities issued by shell companies (other than business combination related shell companies) or any issuer that has been at any time previously a shell company. A “shell company” is defined as a company that has “no or nominal operations; and, either no or nominal assets; assets consisting solely of cash and cash equivalents; or assets consisting of any amount of cash and cash equivalents and nominal other assets.” Thus, we are currently a shell company under this definition. The SEC has provided an exception to this prohibition on the use of Rule 144 by former shell companies if the following conditions are met:

•	the issuer of the securities that was formerly a shell company has ceased to be a shell company;

•	the issuer of the securities is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act;

•

the issuer of the securities has filed all Exchange Act reports and material required to be filed, as applicable, during the preceding 12 months (or such shorter period that the issuer was required to file such reports and materials), other than Current Reports on Form 8-K; and

•	at least one year has elapsed from the time that the issuer filed current comprehensive disclosure with the SEC reflecting its status as an entity that is not a shell company.

As a result, holders of our restricted Common Stock will not be able to sell their shares pursuant to Rule 144 until at least one year from the date we file a current report on Form 8-K with the SEC disclosing the closing of the merger with All American. In addition, we would need to be current on all of our Exchange Act reporting requirements during the 12 months preceding such sale.

Conditions to the Merger

Conditions to All American’s Obligations

          All American is not obligated to complete the merger unless various conditions are satisfied or waived, including without limitation:

•	the representations and warranties made by us in the Merger Agreement are true and correct;

•

we have performed, in all material respects, all obligations and complied with all covenants required by the Merger Agreement to be performed or complied with, in all material respects, by us prior to the Effective Time;

•

our Board of Directors and a majority of our stockholders will have duly and lawfully approved a reverse stock split as a result of which we will have an aggregate of approximately 1,193,601 shares of Common Stock issued and outstanding on a fully diluted basis immediately prior to the Effective Time;

•	All American has completed its due diligence to its satisfaction;

•	holders of at least a majority of the outstanding membership interests of All American have approved the merger and Merger Agreement in accordance with the Florida Limited Liability Company Act; and

•

there has not occurred after the date of the Merger Agreement any event or events that, individually or in the aggregate, constitute a Material Adverse Effect (as defined in the Merger Agreement) on us.

Conditions to Our Obligations

          We are not obligated to complete the merger unless various conditions are satisfied or waived, including:

•	the representations and warranties made by All American in the Merger Agreement are true and correct;

•

All American has performed, in all material respects, all obligations and complied with all covenants required by the Merger Agreement to be performed or complied with, in all material respects, by it prior to the Effective Time;

•	we have completed our due diligence to our satisfaction;

•	holders of at least a majority of our outstanding capital stock have approved the merger and the Merger Agreement in accordance with the NRS;

•	the members of our Board of Directors have each delivered his or her resignation effective as of the closing of the merger in a form reasonably acceptable to All American;

•

there has not occurred after the date of the Merger Agreement any event or events that, individually or in the aggregate, constitute a Material Adverse Effect (as defined in the Merger Agreement) on All American; and

•	the closing of the merger has not occurred within thirty (30) days after we have filed our definitive information statement with the SEC.

Termination

           The Merger Agreement may be terminated at any time prior to the Effective Time, whether before or after approval of the merger by the stockholders of the Company:

•	by the mutual written consent of the parties to the Merger Agreement;

•

by us if the closing has not occurred prior to the close of business on or before the day that is thirty (30) days after we have filed our definitive information statement with the SEC; provided that upon termination of the Merger Agreement in this manner, All American shall be obligated to pay all costs incurred by us relating to the proposed merger, either direct or indirect, and including but not limited to the obligation of All American to assume and pay the Merger Liabilities, which payment shall be due on or before the day that is thirty (30) days after the Merger Agreement is so terminated by us;

•	by All American only in the event of a material breach of our obligations contained in the Merger Agreement;

•

by either us or All American, by written notice to the other, if any court of competent jurisdiction shall have issued an order, judgment or decree (other than a temporary restraining order) restraining, enjoining or otherwise prohibiting the merger and such order, judgment or decree shall have become final and nonappealable;

•

at our election, if (i) All American has materially breached any representation, warranty, covenant or agreement contained in the Merger Agreement, which breach has not been cured on or before thirty (30) business days following delivery of written notice of such breach by us to All American; provided, however, that the right to terminate the Merger Agreement in this manner (A) will not be available to us if we at such time, are in material breach of any representation, warranty, covenant or agreement set forth in the Merger Agreement, or (B) if we or our counsel are not satisfied with the financial, business or legal due diligence investigation of All American or any item or issue that is discovered in the course of such investigation as determined by us or our counsel in our sole and absolute discretion; and

•

at the election of All American, if we have materially breached any representation, warranty, covenant or agreement contained in the Merger Agreement, which breach has not been cured on or before thirty (30) business days following delivery of written notice to us of such breach by All American; provided, however, that the right to terminate the Merger Agreement in this manner will not be available to All American if All American, at such time, is in material breach of any representation, warranty, covenant or agreement set forth in the Merger Agreement.

Conduct of Business of the Parties

          In the Merger Agreement, we and All American each agreed to conduct our businesses in the ordinary course before the completion of the merger and not to take various actions that could affect our businesses without the prior consent of the other. Until the termination of the Merger Agreement or completion of the merger, the parties will not, except as previously disclosed to each other:

•	declare or pay any dividends or make other distributions;

•	amend its Articles of Incorporation or Bylaws/Articles of Organization or Operating Agreement;

•	materially revalue any of its assets or, except as required by accounting principles generally accepted in the United States of America, make any change in accounting methods; or

•	take any action that would be reasonably likely to interfere with the treatment of the merger as a reorganization under the Internal Revenue Code.

          The Merger Agreement contains various representations and warranties of All American, including, among others, representations and warranties as to:

•	All American’s valid existence and good standing and its corporate power and authority to carry on its business;

•	All American’s capitalization;

•	All American’s power and authority to enter into and perform its obligations under the Merger Agreement;

•	the accuracy of All American’s financial statements, and the absence of any material liabilities and material claims not disclosed therein;

•	All American’s title to its property and the good condition of its leases;

•	the absence of any pending or threatened litigation against All American, its properties and its business; and

•	All American’s compliance with all applicable laws, rules and regulations.

          The Merger Agreement contains various joint and several representations and warranties of ours, including, among others, the following:

•	our valid existence and good standing and our corporate power and authority to carry on our business;

•	our capitalization;

•	our power and authority to enter into and perform our obligations under the Merger Agreement and related agreements;

•	the accuracy of our financial statements, reports filed with the SEC, and the lack of any material liabilities and material claims not disclosed therein;

•	the absence of any pending or threatened litigation against us; and

•	our compliance with all applicable laws, rules and regulations.

Amendment of the Merger Agreement

          We and All American may amend the Merger Agreement by signing a written agreement to do so, provided that we comply with applicable state law with respect to amending the agreement. We and All American may each extend the other’s time to perform any obligation under the Merger Agreement, waive inaccuracies in the other’s representations and warranties and waive compliance by the other with any of the agreements or conditions in the Merger Agreement.

Accounting Treatment

          The merger, for accounting and financial reporting purposes, will be accounted for as an acquisition of the Company by All American. As such, All American will be the accounting acquirer in the merger, and the historical financial statements of All American will be the financial statements for All American following the merger.

Material United States Federal Income Tax Consequences

           CIRCULAR 230 DISCLOSURE. THE DISCUSSION CONTAINED IN THIS INFORMATION STATEMENT IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE, OR LOCAL TAX PENALTIES. THE U.S. TAX DISCUSSION CONTAINED HEREIN IS WRITTEN IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED IN THIS INFORMATION STATEMENT. EACH TAXPAYER SHOULD SEEK ADVICE BASED ON HIS, HER OR ITS PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

          The following is a summary of certain material United States federal income tax consequences of the merger. The following discussion is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations promulgated under the Code, Internal Revenue Service (“IRS”) rulings and pronouncements, and judicial decisions now in effect, all of which are subject to differing interpretations or to change at any time by legislative, judicial or administrative action. Any such changes may be applied retroactively.

          Neither the Company nor All American has sought and they will not seek any rulings from the IRS or opinions from counsel with respect to the United States federal income tax consequences discussed below. The discussion below does not in any way bind the IRS or the courts or in any way constitute an assurance that the United States federal income tax consequences discussed below will be accepted by the IRS or the courts. The tax treatment of a stockholder may vary depending on such stockholder’s particular situation or status , and this discussion does not purport to deal with all aspects of federal income taxation that may be relevant to a particular stockholder in light of the stockholder’s circumstances (for example, persons subject to the alternative minimum tax provisions of the Code) . With respect to holders of All American Units, this discussion is limited to All American Unit holders who hold their All American Units as capital assets and it does not address aspects of United States federal income taxation that may be relevant to All American Unit holders who are subject to special treatment under United States federal income tax laws, such as foreign individuals and entities, dealers in securities, financial institutions, insurance companies, tax-exempt entities, persons holding All American Unit holders as part of a hedge, straddle or other risk reduction transaction, and persons that are subject to loss disallowance rules with respect to their All American Units. In addition, the discussion does not consider the effect of any applicable foreign, state, local or other tax laws, or estate or gift tax considerations or the alternative minimum tax.

           THIS SUMMARY IS FOR GENERAL INFORMATION ONLY AND IS NOT INTENDED AS TAX ADVICE. HOLDERS OF OUR COMMON STOCK AND HOLDERS OF ALL AMERICAN UNITS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE MERGER, INCLUDING THE APPLICABILITY AND EFFECT OF ANY STATE, LOCAL OR FOREIGN TAX LAWS AND OF CHANGES IN APPLICABLE TAX LAWS.

          Even though All American is a limited liability company, All American has elected to be subject to tax as a “corporation” for federal income tax purposes. As a result, the merger is intended to qualify for federal income tax purposes as a “tax-free reorganization” within the meaning of Section 368(a) of the Code. Assuming the merger qualifies as a tax-free reorganization, (i) no gain or loss will be recognized for federal income tax purposes by the All American Unit holders or the holders of our Common Stock upon consummation of the merger, (ii) neither the Company nor All American will recognize any gain or loss as a result of the merger, (iii) the aggregate tax basis of the shares of Common Stock received in the merger by all American Unit holders will be the same as the aggregate tax basis of the All American Units exchanged therefor , and (iv) the holding period of the Common Stock received in the merger will include the period for which the All American Units were held.

           At December 31, 2008, the Company had net operating loss (“NOL”) carryforwards totaling $56,696 . In general, under Section 382 of the Code, a corporation that undergoes an “ownership change” is subject to certain limitations on its ability to utilize its pre-change NOLs and other tax attributes to offset future taxable income. In general, an ownership change occurs if the aggregate stock ownership of certain stockholders increases by more than 50 percentage points over such stockholders’ lowest percentage ownership during a testing period (generally three years). If a corporation undergoes an ownership change, the ability of the corporation to utilize its NOL carryforwards and certain tax attributes to offset future taxable income is generally subject to an annual limitation, equal to the product of (i) the “long-term tax-exempt rate” and (ii) the fair market value of the stock of the corporation immediately before the ownership change occurs. The issuance of Company shares pursuant to the Merger Agreement will cause the Company to experience an ownership change as defined in Section 382 of the Code on the Effective Date of the merger, and thus will limit the ability of the Company to utilize its NOLs and certain other tax attributes following the merger.

           Non-corporate All American Unit holders may be subject to information reporting and backup withholding tax on any cash payments received in lieu of a fractional share interest in Company common stock. Any such holder will not be subject to backup withholding tax, however, if the holder furnishes or has previously furnished a Form W-9 or substitute Form W-9 or successor form stating a correct taxpayer identification number and certifying that the holder is not subject to backup withholding tax. Any amounts withheld under the backup withholding tax rules will be allowed as a refund or credit against a holder’s United States federal income tax liability provided that the holder furnishes the required information to the Internal Revenue Service.

AMENDMENT TO OUR ARTICLES OF INCORPORATION:
REVERSE SPLIT

          Our Board of Directors and our Majority Stockholders approved a Reverse Split of 1 for 16.168733 of our issued and outstanding shares of Common Stock. The Reverse Split will become effective immediately prior to the Effective Time of the merger, upon filing the appropriate documentation with all applicable regulatory authorities. If the merger is not completed, the Board of Directors may take action to abandon the Reverse Split without further stockholder action.

Background and Purpose of the Reverse Split

          By completing a 1 for 16.168733 Reverse Split of our currently issued and outstanding Common Stock, we will reduce the number of issued and outstanding shares while at the same time maintaining our public status, thereby preparing the Company for the issuance of the quantities of shares required in the proposed merger with All American. The Reverse Split is a condition of the merger and Merger Agreement.

          Given that the Company currently has no assets, business, or business prospects of any kind, our Board of Directors believes that the Reverse Split will benefit all of our stockholders, as without the Reverse Split, the Company would be unable to consummate the merger with All American. Except for the rounding up of fractional shares, which benefits smaller stockholders over larger stockholders, the Reverse Split affects all stockholders equally.

          There is currently no market for our Common Stock, however, if a market develops, our Board of Directors believes that as a result of the Reverse Split the stock price will trade at a level that would be higher had the Reverse Split not taken place. However, there can be no assurance that the Reverse Split will result in a proportionate increase in the value of the shares of Common Stock.

          Any new shares issued in connection with the Reverse Split will be fully paid and non-assessable. The number of stockholders will remain unchanged as a result of the Reverse Split.

          As part of the Reverse Split, the par value of our Common Stock will remain unchanged. While the aggregate par value of our outstanding Common Stock will be decreased, our additional paid-in capital will be increased by a corresponding amount. Therefore, the Reverse Split will not affect our total stockholders’ equity. All share and per share information will be retroactively adjusted to reflect the Reverse Split for all periods presented in our future financial reports and regulatory filings.

Effect of the Reverse Split on the Company

          The Reverse Split will not affect the public registration of the Common Stock with the SEC under the Exchange Act. The Reverse Split is not intended to make the Company a privately-held company or otherwise constitute a “going-private” transaction.

          The Reverse Split will have no effect upon the number of authorized and unissued shares of our Common Stock. Our Common Stock will continue to be $0.001 par value Common Stock and the maximum number of authorized shares of Common Stock will continue to be 100,000,000 following the Reverse Split. The number of shares of our Common Stock issued and outstanding, however, will be decreased from 16,168,733 (prior to conversion of the JJFN Note and exercise of the Strategic Warrant defined herein) to approximately 1 ,193,601 shares post-Reverse Split and conversion of the JJFN Note and exercise of Strategic Warrant and immediately prior to the merger. We will not issue any fractional shares of our Common Stock in connection with the Reverse Split. Instead, each fractional share will be rounded up to the nearest whole share.

          Since we will not issue any fractional shares as a result of the Reverse Split, but instead will issue one whole share for each fractional share which might result from the Reverse Split, we should not experience any reduction in the number of our stockholders. It is our intention that the Reverse Split not reduce the number of our stockholders.

          The Reverse Split will not alter the voting rights or other rights of holders of the Company’s Common Stock.

Approving Vote of the Board of Directors and Consenting Stockholders

          Our Board of Directors has determined that the Reverse Split is in the best interests of the Company. The Company has received the approving consent of the holders of a majority of the shares of our Common Stock entitled to vote on the Reverse Split. Accordingly, no additional vote of the Company’s stockholders is required to approve the Reverse Split. The Reverse Split will not be effected, however, if the merger with All American is not consummated.

No Appraisal or Financial Advisor

          The Board of Directors did not obtain a report, opinion, or appraisal from an appraiser or financial advisor with respect to the Reverse Split and no representative or advisor was retained on behalf of the unaffiliated stockholders to review or negotiate the transaction. The Board of Directors concluded that the expense of these procedures was not reasonable in relation to the size of the transaction contemplated and concluded that the Board of Directors could adequately establish the fairness of the Reverse Split without such outside persons.

Stock Certificates

          Mandatory surrender of certificates is not required by shareholders. The Company’s transfer agent will adjust the record books of the Company to reflect the 1-for-16.168733 Reverse Split effective as of the close of business on the day immediately prior to the Effective Time of the merger.

Dissenters’ Rights

          Stockholders do not have any dissenters’ rights under the Nevada Law or under the Company’s Articles of Incorporation or by-laws in connection with the Reverse Split.

Certain Federal Income Tax Consequences

           CIRCULAR 230 DISCLOSURE. THE DISCUSSION CONTAINED IN THIS INFORMATION STATEMENT IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE, OR LOCAL TAX PENALTIES. THE U.S. TAX DISCUSSION CONTAINED HEREIN IS WRITTEN IN CONNECTION WITH THE EXPLANATION OF THE TRANSACTIONS OR MATTERS ADDRESSED IN THIS INFORMATION STATEMENT. EACH TAXPAYER SHOULD SEEK ADVICE BASED ON HIS, HER OR ITS PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

          The following is a summary of certain material United States federal income tax consequences of the Reverse Split. The following discussion is based upon the current provisions of the Code, Treasury Regulations promulgated under the Code, IRS rulings and pronouncements, and judicial decisions now in effect, all of which are subject to differing interpretations or change at any time by legislative, judicial or administrative action. Any such changes may be applied retroactively.

          The Company has not sought and will not seek any rulings from the IRS or opinions from counsel with respect to the United States federal income tax consequences discussed below. The discussion below does not in any way bind the IRS or the courts or in any way constitute an assurance that the United States federal income tax consequences discussed herein will be accepted by the IRS or the courts. The tax treatment of a stockholder may vary depending on such stockholder’s particular situation or status , and this discussion does not purport to deal with all aspects of federal income taxation that may be relevant to a particular stockholder in light of the stockholder’s circumstances (for example, persons subject to the alternative minimum tax provisions of the Code) . This discussion is limited to stockholders who hold their Common Stock as capital assets and it does not address aspects of United States federal income taxation that may be relevant to stockholders who are subject to special treatment under United States federal income tax laws, such as foreign individuals and entities, dealers in securities, financial institutions, insurance companies, tax-exempt entities, persons holding Common Stock as part of a hedge, straddle or other risk reduction transaction, and persons that are subject to loss disallowance rules with respect to their Common Stock. In addition, the discussion does not consider the effect of any applicable foreign, state, local or other tax laws, or estate or gift tax considerations or the alternative minimum tax.

THIS SUMMARY IS FOR GENERAL INFORMATION ONLY AND IS NOT INTENDED AS TAX ADVICE. HOLDERS OF COMMON STOCK SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE REVERSE SPLIT, INCLUDING THE APPLICABILITY AND EFFECT OF ANY STATE, LOCAL OR FOREIGN TAX LAWS AND OF CHANGES IN APPLICABLE TAX LAWS.

CONSEQUENCES TO THE COMPANY STOCKHOLDERS WHO RECEIVE COMMON STOCK IN THE REVERSE SPLIT

          The Company intends to treat the exchange of new Common Stock for existing Common Stock in the Reverse Split as a recapitalization under Section 368(a)(1)(E) of the Code and thus as a tax-free reorganization for federal income tax purposes . Accordingly, a stockholder who receives only new Common stock in exchange for the stockholder’s existing Common Stock should not recognize taxable gain or loss as a result of the Reverse Split (except as described below) , should have an aggregate tax basis in its Common Stock received in the Reverse Split equal to its aggregate tax basis in its existing Common Stock, and should include its holding period in its existing Common Stock in its holding period for the new Common Stock received in the Reverse Split.

           The receipt by a stockholder of whole shares in lieu of fractional shares may result in a taxable gain or loss. The Company advises stockholders to consult their tax advisers regarding the tax consequences of receiving whole shares in lieu of a fractional shares in the Reverse Split.

AMENDMENT TO OUR ARTICLES OF INCORPORATION:
NAME CHANGE

Reasons for Name Change

          Our Board of Directors believes that the best interests of the Company and our stockholders will be served by amending the Company’s Articles of Incorporation to effect a change of the Company’s name to All American Home Products, Inc. after the completion of the merger. The new name will accurately reflect the new business of the Company.

Vote Required

          The affirmative vote of the holders of a majority of our outstanding Common Stock is required to change our name from “Monarch Investment Properties, Inc.” to “All American Home Products, Inc.,” which vote was obtained by written consent dated December 13, 2007 from the Majority Stockholders which own approximately 95% of our outstanding Common Stock.

          The amendment will become effective upon filing Articles of Amendment to our Articles of Incorporation with the Secretary of State of the State of Nevada. A copy of the text of the amendment is attached as Appendix B. However, the name change will not be effected if the merger is not consummated.

Effects of the Name Change

          Changing our name will not have any effect on our corporate status, the rights of our stockholders or the transferability of outstanding stock certificates. Outstanding stock certificates bearing the name “Monarch Investment Properties, Inc.” will continue to be valid and represent shares of All American Home Products, Inc.

Dissenters’ Rights of Appraisal

          Nevada Law does not provide for appraisal or dissenters’ rights in connection with our name change.

INFORMATION ABOUT ALL AMERICAN

     Any references to “we”, “us” and “our” in the following section refer to All American.

Business Overview

          We are a distribution and installation company providing impact and storefront windows, doors, accordion shutters, protective panels and other hurricane related products and services to the new construction, commercial and retail markets. Currently, we primarily sell and install windows and impact-resistant products, including hurricane shutters and impact-resistant windows, which typically combine heavy-duty aluminum or vinyl frames with laminated glass to provide protection from hurricane-force winds and wind-borne debris by maintaining their structural integrity and preventing penetration by impacting objects. Impact-resistant windows and hurricane shutters satisfy increasingly stringent building codes in hurricane-prone coastal states, particularly Florida.

           Our current market share is completely in the State of Florida, which has in recent years been the largest impact-resistant window and door market in the United States. Our current business is primarily in the Florida residential construction market, however, we are planning on expanding into the Florida nonresidential commercial construction market as a result of the declining residential market. There is no guarantee that this expansion will be successful or profitable, particularly in light of the current economic conditions in the United States and abroad. Also in the third quarter of 2008, the availability of credit decreased significantly as the mortgage crisis widened.

           Economic conditions have recently deteriorated significantly in the United States, and the housing industry, most notably the Company’s primary market of Florida, is in a period of prolonged deterioration. These conditions may persist and remain depressed for the foreseeable future. Economic conditions have been negatively impacted by slowing growth and the mortgage crisis ultimately causing liquidity and credit concerns. Continuing adverse economic conditions in our markets could likely negatively impact our business, which could result in reduced demand for our products, increased price competition, increased risk in the collectibility of cash from our customers potentially resulting in increased reserves for doubtful accounts and write-offs of accounts receivable, and higher operating costs. If economic conditions deteriorate further, we expect to experience adverse impacts on our business, operating results and financial condition.

           As a direct result of the economic downturn and decreased consumer demand in Florida over the past 18 months, we have seen our sales decrease significantly – from $10,903,568 for the nine months ended September 30, 2007 to $5,137,665 for the same period ended in 2008. Also, cash and working capital has been negatively affected when comparing the nine months ended September 30, 2008 to the year ended December 31, 2007. Also, our cash has decreased during the nine months ended September 30, 2008 by $221,726 to $129,532 primarily as a result of our losses incurred from the decrease in sales for the period. Working capital significantly decreased from $70,117 to a deficit of $7,317,394, of which $5,823,615 of the deficit is attributed to our issuance of convertible notes and accrued interest thereon.

           While the homebuilding industry is in a down cycle, we still believe the long-term outlook for the housing industry is positive due to growth in the underlying demographics. At this point, it appears as though the housing market has not hit bottom. Despite these unfavorable operating conditions, we still believe that, in the long-term, we can grow organically by gaining market share and outperforming our underlying markets. However, we believe difficult market conditions affecting our business will continue and the recent downturn in the economy as a result of the mortgage crisis may have a further negative effect on our operating results and year-over-year comparisons.

History of the Business

          We were formed as a Florida limited liability company on September 15, 2006, originally under the name “Shutter & Screen Supply, LLC.” On November 1, 2006, we purchased all of the assets of Shutter & Screen Supply, Inc., a Florida corporation organized in February 2006. We then changed our name to “All American Home Products, LLC” on December 19, 2006. After the acquisition of these assets, our primary business was the assembly, sale and installation of hurricane shutters and related products to the residential and commercial markets.

          We subsequently created a subsidiary, CK Acquisition Company, Inc., a Delaware corporation formed on May 7, 2007 (“CK”), to acquire the assets of C K Products, Inc. and CK Products West, Inc., both Florida corporations organized in June 1978 and August 2002, respectively. The asset acquisition occurred effective November 1, 2007. CK later changed its name to “CK Home Products, Inc.” on June 20, 2007. As a result of the acquisition of the assets from the CK Products companies, our business is now primarily the distribution and installation of windows, including impact-resistant windows, conducted through our subsidiary, CK, with sales of hurricane shutters making up a smaller percentage of total revenues.

Industry Background

          In the wake of Hurricane Andrew which hit the South Florida region in 1992, the state of Florida has adopted strict building codes that requires new buildings constructed in hurricane-prone regions of the state to be designed and constructed to withstand the impact of debris carried by high winds (wind-borne debris). To this end, new buildings located in regions the code designates as “wind-borne debris regions” must meet one of two standards. They must either be designed to withstand wind pressures that occur when windows and doors are pierced in a storm (i.e., internal pressures) or (2) any exterior glass windows and doors must be made of shatter-resistant glass or protected by storm shutters or panels to withstand external pressure.

          In most cases, the wind-borne debris region extends about five miles inland from the coast: in others, considerably further. But in the Panhandle region of Florida, it extends only one mile inland. Thus, buildings outside the one-mile radius in the Panhandle do not have to meet the wind-borne protection standards, regardless of the wind speed in the area.

          The two major methods of satisfying the requirement for protecting a building against external wind impact are by installing impact-resistant glass or covering the openings with hurricane shutters. Impact-resistant glass is constructed with the equivalent of automobile windshield glass (impact-resistant glazing) which has a plastic film laminated between two sheets of glass. Hurricane shutters and panels are designed to be permanently attached or removable. They are available in a variety of strengths and sizes (e.g., aluminum or steel accordion, and roll-up).

Products

          We distribute and install complete lines of premium, fully customizable aluminum and vinyl window and door products targeting primarily the residential new construction as well as the repair and remodeling end markets. We also assemble and install various types of hurricane shutters ranging from accordion shutters to colonial and decorative shutters.

Window and Door Products

           Through our subsidiary, CK, we are an established window and door distributor that has offices and warehouses on the East and West coasts of Florida. We offer a complete line of window and door products that meet or exceed all wind born debris codes of the latest Florida building code requirements. We also have an extensive, fully trained, service, installation and warranty department that services both the new construction markets and the remodeling segment of construction.

          Impact-Resistant Windows. Our impact-resistant windows consist of impact-resistant glass surrounded by a heavy duty frame provide protection from hurricane-force winds and wind-borne debris. A special silicone glazing process keeps the glass from shattering. Although the outer-layer of glass may crack on impact, a special inner-layer keeps the glass intact preventing debris from entering a home or business. This product also provides protection to draperies, rugs, and furniture from the sun’s damaging ultra-violet rays. Impact-resistant glass reduces outside sound and traffic noise and also provides a deterrent to thieves and vandals.

           Aluminum. We offer a complete line of fully customizable, non-impact-resistant aluminum frame windows and doors. The aluminum products we distribute and install include single hung, horizontal roller, casement, fixed lite, and architectural windows and sliding glass, French, corner meet, prime, and cabana doors, among others.

Shutters

          We are also an assembler and distributor of high performance hurricane protection products such as accordion shutters, storm panels, roll-up as well as colonial and decorative shutters. Our hurricane shutter products are produced with heavy-duty aluminum to provide protection from hurricane-force winds and wind-borne debris by maintaining their structural integrity and preventing penetration by impacting objects. Shutters and panels offer an affordable, durable means of protection against storms and intruders and satisfy increasingly stringent building codes in hurricane-prone coastal states. These products are sold to both the residential new construction and home repair and remodeling markets.

          Accordion Shutters. Our accordion shutters are made from interlocking vertical blades which slide into place horizontally on a track. They are operated by pulling each curtain toward the center of the track, latching the curtains together and locking the handle. Accordion shutters are permanently attached to the sides of a window or balcony and must be pulled out and locked when a storm is near. They have often been viewed as less visually pleasing, but manufacturers are improving their looks as the side profile gets slimmer.

          Storm Panels. We also offer a variety of storm panels, including basic aluminum or steel panels as well as panels made from a lightweight clear plastic. The panels are corrugated and either attached directly to the house or put in a track on the exterior and secured. These have to be bolted down, however, which is more labor-intensive. Panels must be attached to the structure via screws in a direct mount or on tracks, which is more labor-intensive than many of the other forms of hurricane protection.

          Roll-Up. Another type of shutter we offer is the roll-up or rolling shutter, which consists of a series of slats that form a curtain with both sides of the curtain being inserted into guide rails. The curtain is then rolled onto an axle which is covered by a housing. Rolling shutters can be operated manually by gear, by pull strap or can be motorized independently or in conjunction with a manual override. Motorized shutters can be operated by either a switch or remote and can be controlled either individually or in groups. On loss of power caused by hurricanes, motorized shutters must be operated manually, requiring either access to the motor or a pre-installed manual override. Most often, a manual override is operated using a gear.

          Colonial and Decorative Shutters. Our colonial and other decorative shutters, including Bahama shutters, are hinged and made from aluminum or fiberglass. Colonial shutters are attached to the sides of windows and resemble the wooden shutters often seen on Colonial-era homes. Bahamian shutters are hinged at the top, swing open at the bottom and give the feel of the tropics. Both are installed on the outside of windows and left on year-round, so they can easily be closed and locked.

Operating Facilities

          We operate strategically located facilities in Pompano Beach and Fort Myers , Florida. Our shutters are assembled in our Pompano Beach facility and all of our glass cutting takes place in our Pompano Beach and Fort Myers facilities. We plan on adding additional facilities as necessary to meet demand as we continue pursuing our plans of expanding our geographic presence to other parts of Florida and the United States , whether through internal growth or through the acquisition of companies .

Sales and Marketing

           Our sales strategy primarily focuses on consistently providing exceptional customer service, leading product quality, and competitive pricing. Our relationship with our customers is established and maintained through the coordinated efforts of our sales, customer service, field service, and transportation teams. Our customers also value our shorter lead times, knowledge of building code requirements, and technical expertise, which collectively generate significant customer loyalty.

           Our marketing strategy focuses primarily on print advertising in both the east and west coast of Florida markets that serve to reinforce the high quality of our products and educate consumers and homebuilders on the advantages of using impact-resistant products. We also use a direct-mail campaign, use video media such as advertisement in movie theater trailers, as well as regularly review the “Dodge Report,” an industry-specific lead generation report which contains a database of over 500,000 active construction projects throughout the United States.

Customers

           We currently operate in the Eastern and Western Florida coastal regions and anticipate expanding into the Central and Northern regions of Florida in the near future. Our customer base is predominantly comprised of residential home developers such as Taylor Morrison of Florida, Pulte Homes, Inc., Toll Brothers, Inc , Archstone Construction, and Sam Rodgers among others. We also service individual home owners, builders, and occasionally retail “walk-ins.”

           For the nine-months ended September 30, 2008 , our largest customer was Taylor Morrison of Florida, a residential home builder, which generated revenues totaling $1 ,965,510 and comprised approximately 38 % of our total sales for the period. Our next largest customer was Pulte Homes, Inc., also a residential home builder, which generated revenues totaling $ 921,664 and comprised approximately 18 % of our total sales for the same period.

Supplier Relationships

           A great majority of the window and door products we distribute and install are manufactured by PGT Industries Inc. (“PGT”). PGT was founded in 1980 and is one of the nation’s leading manufacturers and suppliers of residential impact-resistant windows and doors. However, PGT is not our sole supplier for the window and door products we distribute and install. We are able to purchase the same or similar products from a variety of other manufacturers, depending on our needs and the ultimate price, quality, timing and availability of a particular product.

           Due to the dramatic decline in the housing and construction industries in the last year, our cash flow and liquidity has suffered greatly, and we have experienced difficulty staying current in our accounts payable with PGT. As a result, in the fourth quarter of 2008, PGT restricted our use of our corporate account, hindering our ability to buy windows and doors for our large, new-construction homebuilders at negotiated discounts. We do not have a high-margin business, and as a result, the loss of those discounts has a negative impact on our overall profitability. Although we may be able to purchase the same or similar products from other manufacturers, it is likely not at the same low prices that were available to us under our corporate account with PGT.

           Our primary supplier of hurricane shutters, panels and related products is Hurst Awning, Inc. based in Miami, Florida. However, we are able to purchase the same or similar products from a variety of other manufacturers, depending on our needs and the ultimate price, quality, timing and availability of a particular product.

Competition

           We operate in highly competitive markets and face substantial competition in all phases of operations from a variety of different competitors. Competition for our products arises mainly from local and national hurricane shutter, window and door distributors, subcontractors and product manufacturers. Several large home improvement stores also offer similar products to ours but we do not consider them to be “direct” competitors, since they typically do not provide either the expertise, service, installation or complete product selection that we can provide our customers.

          Below is our analysis of other hurricane shutter, window and door distributors in our current markets on both the East and West coasts of Florida. There are several distributors located within a 15 mile radius of our facility locations. Approximately 20% of these distributors compete directly with our subsidiary, CK, however, we believe that none of these distributors offer the same quality, service and affordable pricing as CK.

          Our principal competitors include:

•

NCR West Coast Insulation (“NCR”): NCR, located in Tampa, Florida, was acquired in 2006 by USI, Inc., a privately-owned marketer of numerous types of laminate and other similar products. NCR offers several window and door lines from different manufacturers;

•

Great Southern Window and Door (“Great Southern”): Great Southern is a small independent window and door distributor located in Fort Meyers, Florida that markets itself to the new construction home builder; and

•	Lawson Industries, Inc. (“Lawson”): Lawson is a window and door manufacturer located in St. Medley, Florida which uses sales branch offices throughout the state of Florida.

Employees

          As of February 2, 2009 , we employed 26 persons, including our consolidated subsidiary, all of which were full-time employees. All of our employees are employed through a leasing company directly and are not directly employed by us. None of our employees are covered by a collective bargaining agreement. We believe that we have a good relationship with our employees.

Intellectual Property

          None.

Government Regulation

Florida Building Code

          After Hurricane Andrew impacted Southern Florida in 1992, Miami-Dade County established the first requirements for wind-borne debris protection and developed test requirements that shutter and impact-resistant glazing systems must pass, under the code (Fla. Building Code § 1626). Since then, the American Society of Testing and Materials has developed testing standards. Products must pass one of these tests to be accepted for use where protection is required. One of the most stringent of the requirements comes from the South Florida Building Code, which, beginning in July, 2001, required that every exterior opening in a house be protected against flying debris either by shutters or impact resistant windows.

          The Florida Building Code uses the America Society of Civil Engineers Standard 7 as the basis for establishing wind-borne debris regions and wind-borne debris protection. The standard requires builders either to (1) construct buildings that can withstand the additional pressure that results when wind gets into a building through a hole in the wall or broken door or window and pressurizes it (like blowing air into a balloon) or (2) protect glazed openings in walls (e.g., windows and glass doors) from debris borne by high winds (Fla. Building Code Chap. 16).

          Also, according to the Florida Building Code, windows must meet requirements for large and small missiles. It specifies that for large missiles, the window must be tested with an impact from a 2x4 weighing nine pounds, traveling at 50 feet per second. The test is done in a laboratory setting with the lumber fired from a cannon into the window. The window glazing must remain intact after the impact. The small missile test exposes the window to a variety of impacts with 30 pieces of roof gravel traveling at approximately 80 feet per second or 50 miles per hour in order to meet the certification requirements. Current tests actually use steel ball bearings for uniformity in test conditions.

          The wind-borne debris protection region is any area where the basic design wind speed is 120 mph or greater and any area within one mile of the coast where the wind speed is less than 120 mph but greater than 110 mph. It includes all of Miami-Dade and Broward County, which are designated as a “high velocity zone,” because of their extreme vulnerability to hurricanes. Buildings in the zone must meet stricter design and construction standards than those that apply to the rest of the wind-borne debris region. The wind-borne debris region extends about five miles inland in most cases and considerably further in others.

ALL AMERICAN - MANAGEMENT’S DISCUSSION AND ANALYSIS
OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

          The following discussion and analysis of our financial condition and results of operations should be read in conjunction with (i) the September 30, 2008 interim unaudited consolidated financial statements and accompanying notes included therein; (ii) the audited financial statements of All American for the years ended December 31, 2006 and 2007 and accompanying notes; and (iii) the audited combined financial statements of CK Products, Inc. (“CK East”) and CK Products West, Inc. (“CK West”) (collectively, the “CK Companies”) for the years ended December 31, 2006 and 2007 and accompanying notes, which are included elsewhere in this information statement.

          The information presented in the interim unaudited consolidated financial statements includes all adjustments, which are, in the opinion of management, necessary to present fairly the financial position, results of operations and cash flows for the interim periods presented.

          The results of operations for the period ended September 30, 2008 are not necessarily indicative of the results that can be expected for the year ended December 31, 2008 .

Overview

          All American is a distribution and installation company providing impact and non-impact windows, doors, accordion shutters, protective panels , storefront (commercial) applications, and other hurricane related products and services to the residential, commercial and retail building markets. The current operating business of All American resulted from two business combinations in the shutter/screen and window distribution and installation businesses in November 2006 and June 2007. Currently, All American primarily sells and installs impact-resistant products, which typically combine heavy-duty aluminum frames with laminated glass to provide protection from hurricane-force winds and wind-borne debris by maintaining their structural integrity and preventing penetration by impacting objects. Impact-resistant windows and hurricane shutters and panels satisfy increasingly stringent building codes in hurricane-prone coastal states, particularly Florida.

           Economic conditions have recently deteriorated significantly in the United States, and the housing industry, most notably All American’s primary market of Florida, is in a period of prolonged deterioration. These conditions may persist and remain depressed for the foreseeable future. Economic conditions have been negatively impacted by slowing growth and the mortgage crisis ultimately causing liquidity and credit concerns. Continuing adverse economic conditions in All American’s markets could likely negatively affect its business, which could result in reduced demand for its products, increased price competition, increased risk in the collectibility of cash from its customers potentially resulting in increased reserves for doubtful accounts and write-offs of accounts receivable, and higher operating costs. If economic conditions deteriorate further, All American has, and may continue to experience adverse affects on its business, operating results and financial condition.

           The window and door industry is subject to the cyclical market pressures of the larger new construction and repair and remodeling markets, which in turn may be significantly affected by adverse changes in economic conditions such as demographic trends, employment levels, and consumer confidence. Beginning in the second half of 2006, All American saw a significant slowdown in the Florida housing market. This slowdown continued during 2007, and All American expects this trend to continue. Like many companies in its industry, All American has been and anticipates it will continue to be faced with a challenging operating environment due to this decline in the housing market.

           As a direct result of the economic downturn and decreased consumer demand All American has experienced in Florida over the past 18 months, All American has seen its sales decrease significantly – from $10,903,568 for the nine months ended September 30, 2007 to $5,137,665 for the same period ended in 2008. Also, cash and working capital has been negatively affected when comparing the nine months ended September 30, 2008 to the year ended December 31, 2007. Also, All American’s cash has decreased during the nine months ended September 30, 2008 by $221,726 to $129,532 primarily as a result of its losses incurred from the decrease in sales for the period. Working capital significantly decreased from $70,117 to a deficit of $7,317,394, of which $5,823,615 of the deficit is attributed to All American’s, issuance of convertible notes and accrued interest thereon.

           With cash and liquidity being a problem during 2008, All American has experienced difficulty staying current with one of its main suppliers, PGT, who is its largest supplier of windows and doors. Beginning in the fourth quarter of 2008, PGT restricted All American’s use of its corporate account, hindering its ability to buy windows and doors for its large, new-construction homebuilders at negotiated discounts. All American is still unable to purchase products for its major new-construction homebuilders and receive the discounts associated with the corporate account. However, All American can still purchase products from PGT through a cash-due-on-delivery account and continues to do so. All American does not have a high-margin business, and as a result, the loss of those discounts has a negative impact on its overall profitability. The outstanding accounts payable balance at September 30, 2008 was $903,650, with $321,716 past due. Also, in July of 2008, $557,653 of amounts payable to PGT were converted to a promissory note, payable in weekly increments of $15,838 at an interest rate of 6.27% per annum. The payments started August 20, 2008 and as of February 2, 2009, there were no missed payments, and the note had an outstanding balance of $188,579, with the last payment due on April 22, 2009.

           All American is communicating with PGT on a consistent basis. PGT is apprised of All American’s current efforts to raise additional funds in the financial markets and is working with All American towards becoming current on its account and allowing All American to once again purchase products through its corporate account. During this difficult time, All American, PGT, and All American’s new-construction homebuilder customers have kept the lines of communication open so that building is not delayed due to All American’s strained financial situation. Since All American acts as a dealer for PGT, PGT has a direct relationship with the same homebuilders as All American. As a result of All American’s inability to purchase products under its corporate account, PGT was forced to use another one of its dealers to complete the window and door jobs for All American’s new-construction homebuilders during the fourth quarter of 2008. Since volume for new-home construction has significantly dropped as a result of the worsening economy, particularly in the fourth quarter of 2008, there were very few homes being built by All American’s customers that had to be shifted to one of its competitors. All American believes its relationships with the new-construction homebuilders remain strong.

          Significant operating costs and expenses of All American include:

•	Payroll and related contract labor installation services.

•	Amortization expense associated with outstanding fixed life sales contract intangible assets acquired in the business combinations referred to above.

•	Interest expense attributable to outstanding convertible notes.

•	General and administrative costs, including professional fees expense associated with acquired businesses and regulatory filings, corporate staff and other overhead costs.

Critical Accounting Policies

          All American has identified the accounting policies below as those policies critical to its business operations and the understanding of its results of operations. The preparation of consolidated financial statements requires management to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues, and expenses, and related disclosures of contingent assets and liabilities. On an on-going basis, All American evaluates its estimates, including those related to trade accounts receivable, goodwill and other intangible assets and long lived assets. All American’s estimates are based on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that may not be readily apparent from other sources. Actual results may differ from these estimates under different assumptions and conditions. All American believes the following critical accounting policies are the most important to the portrayal of its financial condition and results of operations and require management’s more significant judgments and estimates in the preparation of its condensed consolidated financial statements.

          Goodwill and Other Intangible Assets Goodwill represents the excess costs over fair value of the assets of an acquired business. Goodwill and intangible assets acquired in a business combination accounted for as a purchase and determined to have an indefinite useful life are not amortized, but are tested for impairment at least annually in accordance with the provisions of SFAS No. 142. This statement also requires that intangible assets with useful lives be amortized over their respective estimated useful lives, compared to their estimated residual values, and reviewed for impairment in accordance with SFAS No. 144, “Accounting for Impairment or Disposal of Long-Lived Assets”. All American periodically evaluates the possible impairment of goodwill. During the year ended December 31, 2007, All American determined this goodwill was assessed as non-recoverable due to the downturn in the economy and related market for hurricane shutters to be installed. All American has recorded a loss on impairment of goodwill of $206,270. All American also determines the fair value of each intangible asset with an estimated useful life and compares it to the carrying amount of the asset. To the extent the carrying amount of the asset exceeds fair value, All American is required to perform the second step of the impairment test.

          The present value of the sales contracts acquired in connection with the SSI acquisition on October 31, 2006 was being amortized over a period of fourteen months. These sales contracts were fully amortized at December 31, 2007.

           The present value of the customer relationships and non-compete agreements for CK West recorded on May 31, 2007 was being amortized over a period of sixty months and the present value of the customer relationships for CK East recorded on May 31, 2007 was being amortized over a period of thirty-six months. No impairment losses were required as of September 30, 2008 and these assets were deemed fully recoverable .

Accounts Receivable

          Accounts receivable represents normal trade obligations from customers that are subject to normal trade collection terms, without discounts or rebates. All American periodically evaluates the collectability of its accounts receivable and considers the need to adjust an allowance for doubtful accounts based upon historical collection experience and specifically identifiable information about customers. Actual amounts could vary from recorded allowances.

Recent Accounting Pronouncements

           In September 2006, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 157, “Fair Value Measurements”, which clarifies the principle that fair value should be based on the assumptions that market participants would use when pricing an asset or liability. It also defines fair value and established a hierarchy that prioritizes the information used to develop assumptions. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The adoption of SFAS No. 157 is not expected to have a material effect on its financial position, results of operations or cash flows.

           On February 15, 2007, FASB issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities — Including an Amendment of FASB Statement No. 115” (“SFAS 159”). This standard permits an entity to measure financial instruments and certain other items at estimated fair value. Most of the provisions of SFAS No. 159 are elective; however, the amendment to FASB No. 115, “Accounting for Certain Investments in Debt and Equity Securities,” applies to all entities that own trading and available-for-sale securities. The fair value option created by SFAS 159 permits an entity to measure eligible items at fair value as of specified election dates. The fair value option (a) may generally be applied instrument by instrument, (b) is irrevocable unless a new election date occurs, and (c) must be applied to the entire instrument and not to only a portion of the instrument. SFAS 159 is effective as of the beginning of the first fiscal year that begins after November 15, 2007. Early adoption is permitted as of the beginning of the previous fiscal year provided that the entity (i) makes that choice in the first 120 days of that year, (ii) has not yet issued financial statements for any interim period of such year, and (iii) elects to apply the provisions of FASB 157. Management is currently evaluating the impact of SFAS 159, if any, on All American’s financial statements. The adoption of SFAS No. 159 is not expected to have a material effect on its financial position, results of operations or cash flows.

          In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements, an amendment of Accounting Research Bulletin No 51” (“SFAS 160”). SFAS 160 establishes accounting and reporting standards for ownership interests in subsidiaries held by parties other than the parent, changes in a parent’s ownership of a noncontrolling interest, calculation and disclosure of the consolidated net income attributable to the parent and the noncontrolling interest, changes in a parent’s ownership interest while the parent retains its controlling financial interest and fair value measurement of any retained noncontrolling equity investment. SFAS 160 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. Early adoption is prohibited. The adoption of SFAS No. 160 is not expected to have a material effect on All American’s financial position, results of operations or cash flows.

          In December 2007, the FASB issued SFAS 141R , “ Business Combinations ” (“SFAS 141R”), which replaces FASB SFAS 141 , “ Business Combinations ”. This Statement retains the fundamental requirements in SFAS 141 that the acquisition method of accounting be used for all business combinations and for an acquirer to be identified for each business combination. SFAS 141R defines the acquirer as the entity that obtains control of one or more businesses in the business combination and establishes the acquisition date as the date that the acquirer achieves control . SFAS 141R will require an entity to record separately from the business combination the direct costs, where previously these costs were included in the total allocated cost of the acquisition . SFAS 141R will require an entity to recognize the assets acquired, liabilities assumed, and any non-controlling interest in the acquired at the acquisition date, at their fair values as of that date . This compares to the cost allocation method previously required by SFAS No. 141 . SFAS 141R will require an entity to recognize as an asset or liability at fair value for certain contingencies, either contractual or non-contractual, if certain criteria are met . Finally, SFAS 141R will require an entity to recognize contingent consideration at the date of acquisition, based on the fair value at that date . This Statement will be effective for business combinations completed on or after the first annual reporting period beginning on or after December 15, 2008 . Early adoption of this standard is not permitted and the standards are to be applied prospectively only . Upon adoption of this standard, there would be no impact to All American’s results of operations and financial condition for acquisitions previously completed . The adoption of SFAS No. 141R is not expected to have a material effect on All American’s financial position, results of operations or cash flows.

           In January 2008, the SEC released SAB No. 110, which amends SAB No. 107 which provided a simplified approach for estimating the expected term of a “plain vanilla” option, which is required for application of the Black-Scholes option pricing model (and other models) for valuing share options. At the time, the Staff acknowledged that, for companies choosing not to rely on their own historical option exercise data (i.e., because such data did not provide a reasonable basis for estimating the term), information about exercise patterns with respect to plain vanilla options granted by other companies might not be available in the near term; accordingly, in SAB No. 107, the Staff permitted use of a simplified approach for estimating the term of plain vanilla options granted on or before December 31, 2007. The information concerning exercise behavior that the Staff contemplated would be available by such date has not materialized for many companies. Thus, in SAB No. 110, the Staff continues to allow use of the simplified rule for estimating the expected term of plain vanilla options until such time as the relevant data becomes widely available. All American does not expect its adoption of SAB No. 110 to have a material impact on its financial position, results of operations or cash flows.

           In March 2008, the FASB issued SFAS No. 161 “Disclosures about Derivative Instruments and Hedging Activities—An Amendment of FASB Statement No. 133” (“SFAS 161”). SFAS 161 establishes the disclosure requirements for derivative instruments and for hedging activities with the intent to provide financial statement users with an enhanced understanding of the entity’s use of derivative instruments, the accounting of derivative instruments and related hedged items under Statement 133 and its related interpretations, and the effects of these instruments on the entity’s financial position, financial performance, and cash flows. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2008. All American does not expect its adoption of SFAS 161 to have a material impact on its financial position, results of operations or cash flows.

           In April 2008, the FASB issued FASB Staff Position (“FSP”) SFAS No. 142-3, “Determination of the Useful Life of Intangible Assets”. This FSP amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under FASB Statement No. 142, “Goodwill and Other Intangible Assets” (“SFAS 142”). The intent of this FSP is to improve the consistency between the useful life of a recognized intangible asset under SFAS 142 and the period of expected cash flows used to measure the fair value of the asset under SFAS 141R , and other GAAP. This FSP is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. Early adoption is prohibited. All American is currently evaluating the impact of SFAS FSP 142-3, but does not expect the adoption of this pronouncement will have a material impact on its financial position, results of operations or cash flows.

           In May 2008, the FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” (“SFAS 162”). SFAS 162 identifies the sources of accounting principles and the framework for selecting principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles in the United States. This statement is effective 60 days following the SEC’s approval of the Public Company Accounting Oversight Board’s amendments to AU section 411, The Meaning of Present Fairly in Conformity with Generally Accepted Accounting Principles. All American is currently evaluating the impact of SFAS 162, but does not expect the adoption of this pronouncement will have a material impact on its financial position, results of operations or cash flows.

           In October 2008, the FASB issued FSP FAS 157-3, “Determining the Fair Value of a Financial Asset When the Market For That Asset Is Not Active” (“FSP FAS 157-3”), with an immediate effective date, including prior periods for which financial statements have not been issued. FSP FAS 157-3 amends FAS 157 to clarify the application of fair value in inactive markets and allows for the use of management’s internal assumptions about future cash flows with appropriately risk-adjusted discount rates when relevant observable market data does not exist. The objective of FAS 157 has not changed and continues to be the determination of the price that would be received in an orderly transaction that is not a forced liquidation or distressed sale at the measurement date. The adoption of FSP FAS 157-3 is not expected to have a material effect on All American’s financial position, results of operations or cash flows.

           Other accounting standards have been issued or proposed by the FASB or other standards-setting bodies that do not require adoption until a future date and are not expected to have a material impact on the financial statements upon adoption.

Recent Developments, Significant Transactions and Commitments

Business Combinations

Acquisition of the Assets of the CK Companies

          On June 13, 2007, effective May 31, 2007, All American’s subsidiary, CK acquired CK East and CK West, entities under common ownership. The acquisition was pursuant to an Asset Purchase Agreement (“APA”) to acquire all of the operating assets and certain other liabilities of the CK Companies. The purchase was made for the purpose of acquiring a company with impact window and door distribution capability to both residential home builders and commercial new construction projects. CK also intends to enter the window replacement market in 2009. The financial results of CK since the date of acquisition are included in the consolidated financial statements at December 31, 2007.

          CK issued an aggregate 2,500,000 shares of its common stock to acquire the CK Companies. In connection with an independent valuation, the independent party concluded that since All American had a pending transaction scheduled for February 2008 , that has since been postponed to February 2009 , for a reverse merger to be treated as a recapitalization, the post transaction share exchange would need to be determined in order to arrive at a fair value for this issuance as that would provide the best available evidence of fair value. At the time of the issuance, the post transaction shares were computed at a conversion ratio of 1.2192383 shares (3,048,096 equivalent shares) pursuant to a letter of intent between All American and Monarch. The independent party then advised to divide the previously determined fair value of $0.0836/share by 1.2192383 to arrive at a fair value of $0.0686/share. The computed value of 3,048,096 shares multiplied by $0.0686/share derives a fair value of approximately $209,000 for the 2,500,000 shares issued by CK. In addition, All American assumed liabilities of approximately $3,384,000 in the acquisition of the CK Companies.

           Pursuant to SEC Regulation S-X, Rule 11-01(d) and EITF No. 98-3, “Determining Whether a Nonmonetary Transaction Involves the Receipt of Productive Assets or of a Business”, it was determined that the acquisition of the CK Companies represented the acquisition of a business. The transferred set of assets contained all of the necessary inputs, processes and outputs to conduct normal operations, including the ability to sustain a revenue stream.

           Also, pursuant to EITF No. 02-17, “Recognition of Customer Relationship Intangible Assets Acquired in a Business Combination”, it was determined that the customer contracts and related customer relationships as well as certain non-compete agreements arose from contractual rights. Therefore, these rights met the contractual-legal criterion. These intangibles are required to be recognized separate from goodwill.

           The acquisition of the CK Companies was accounted for using the purchase method of accounting under FASB No. 141. The purchase price, which was the assumption of net liabilities and the payment of 2,500,000 shares of CK common stock, exceeded the fair value of the assets acquired and liabilities assumed. The excess of $1,832,320 was allocated to identifiable intangible assets of customer relationships and non-compete agreements.

Accordingly, the purchase price was allocated as follows:

Current assets	$1,472,542
Other assets	287,764
Intangible assets	1,832,320
Current liabilities	(2,617,448)
Other liabilities	(766,178)

Purchase price (assumption of net liabilities)	$209,000

Allocation of Intangibles

                     Customer Relationships and Non-Compete Agreements

           In determining the fair value and potential impairment of the customer relationships and non-compete agreements acquired, All American followed the guidance of SFAS No. 142. All American’s recorded carrying value of $1,832,320 was less than the projected aggregate undiscounted cash flows totaling approximately $4,500,000. Undiscounted cash flows for the customer relationships were determined by a summary of the expected future sales contracts acquired less the costs required to satisfy operational expenses. Undiscounted cash flows for the non-compete agreements were determined by a summary of the future salaries to be paid to the three CK executives less the costs required to satisfy operational expenses.

Intangible assets associated with the acquisition of the CK Companies are as follows:

	Estimated Fair Value	Estimated Useful Life

Customer relationships, West	$950,572	60 months
Non-compete agreements, West	101,914	60 months
Customer relationships, East	779,834	36 months

Total intangible assets acquired	$1,832,320

Acquisition of Shutter & Screen Supply, Inc.

          On November 10, 2006, effective October 31, 2006, All American entered into an Asset Purchase Agreement to acquire all operating assets, customer deposit liabilities and certain other liabilities of Shutter & Screen Supply, Inc. (“SSI”). In exchange for the assumption of these net liabilities, the former owner of SSI was granted a 50% interest in the then newly created All American. The value of the 50% interest was deemed equivalent to the fair value of the net liabilities contributed.

          It was determined that the formation of All American and subsequent assumption of net liabilities from SSI represented the acquisition of a business and also that the customer contracts and relationships arose from contractual rights. This intangible was therefore required to be recognized separate from goodwill.

          The acquisition of SSI was accounted for using the purchase method of accounting under SFAS No. 141. The purchase price, which was equivalent to the assumption of net liabilities, exceeded the fair value of the assets acquired and liabilities assumed. This excess of $2,424,154 was allocated first to identifiable intangible assets including sales contracts and then to goodwill, as follows.

Current Assets	$296,169
Other Assets	10,506
Current Liabilities	(2,730,829)

Purchase price (assumption of net liabilities)	$2,424,154

          All American amortized the sales contract intangible of $2,217,887 over an estimated useful life of 14 months from the acquisition date and the entire amount was amortized by December 31, 2007 .

           During the year ended December 31, 2007, All American determined this goodwill was assessed as non recoverable due to the downturn in the economy and related market for hurricane shutters to be installed. All American has recorded a loss on impairment of goodwill of $206,270.

          All American has followed the guidance of SFAS No. 141, however, pro forma financial information is not being provided since All American continued with the original business operations.

Results of Operations

          The following analysis of our financial condition may not be meaningful or indicative of future results of operations as 2007 excludes the results of operations of the CK Companies, acquired on May 31, 2007 and the nine months ended September 30, 2007 includes the results of operations of the CK Companies from the May 31, 2007 acquisition date. These results of operations should therefore be read in conjunction with the financial statements and related financial information presented herein.

Comparison of Nine Months Ended September 30, 2008 and 2007

Sales

          Total sales for the nine months ended September 30, 2008 decreased to $ 5,137,665 from $ 10,903,568 , for the same period in 2007. The decrease of approximately 53 % was primarily due to the decline in the new home construction and remodeling markets but also to some extent by the lack of storm activity during the two most recent hurricane seasons in the coastal markets of Florida served by All American .

Cost of Sales

          Cost of sales decreased by approximately 38 % to $ 3,979,554 for the nine months ended September 30, 2008 as compared to $ 6,446,571 for the same period in 2007. This was primarily due to the decrease in sales. The decline was also a result of the acquisition of the CK Companies as their cost of sales is higher. In addition, prices from suppliers have increased, while the sales price to builders has decreased in order to compete in these current economic conditions.

Gross Profit

           The gross profit, which represented a gross profit margin of approximately 23%, decreased to $1,158,111 for the nine months ended September 30, 2008, compared to a gross profit of $4,456,997 for the nine months ended September 30, 2007 as a result of the factors discussed above.

Operating Expenses

           Total operating expenses decreased by 33% to $3,913,418 for the nine months ended September 30, 2008 as compared to $5,875,695 for the same period in 2007. As a percent of sales, total operating expenses increased to 76% from 54%. An increase in payroll and related compensation costs accounted for approximately 80% of the increase and was as a result of the acquisition of the CK Companies. General and administrative expenses increased approximately 5% as a percent of sales for the nine months ended September 30, 2008 primarily due to an increase in professional fees expenses associated with the business combinations referred to above, the completion of the 2007 audit and 2008 review, the anticipated reverse merger and regulatory filings.

Other Income (Expense)

           The increase of $223,337 in other expense between periods was primarily the result of interest expense associated with the issuance of convertible debt.

Net Loss

           All American’s net loss increased to $3,205,965 for the nine months ended September 30, 2008 from $1,645,119 for the nine months ended September 30, 2007 due to the fact that growth in volumes and revenue have not been sufficient to absorb the increase in expenses associated with All American’s expansion plans during a time of contraction in All American’s primary market - real estate and construction development in the State of Florida. In addition, the increased net loss was the result of an increase in interest expense and to a lesser extent, increases in operating expenses resulting from the acquisition of the CK Companies.

Comparison of Fiscal Year Ended December 31, 2007 and 2006

           For purposes of comparison, All American combined the “predecessor” and “successor” income statements for the year ended December 31, 2006.

Sales

           Total sales for the year ended December 31, 2007 increased by $7,296,531, or 124% from $5,895,381 for the fiscal year ended December 31, 2006 to $13,191,912 for the fiscal year ended December 31, 2007. The increase was primarily due to the acquisition of the CK Companies in May 2007.

Cost of Sales

           Cost of Sales increased by approximately 29% to $8,083,463 for the fiscal year ended December 31, 2007 as compared to $6,258,386 for the fiscal year ended December 31, 2006. This was primarily as a result of the acquisition of the CK Companies.

          In addition to the positive effect of higher sales contributing to more efficient absorption of the fixed portion of direct cost of sales during the 2007 period, higher margin CK window and door product sales provided a higher contribution margin to the product mix during a time frame in which lower margin shutter and screen sales were declining as a percentage of sales. In addition, All American reduced certain common fixed costs by consolidating facilities and staffing functions as a result of the acquisition of the CK Companies.

Gross Profit

          The gross profit, which represented a gross profit margin of approximately 39 .0%, increased to $ 5,108,449 for the fiscal year ended December 31 , 2007, compared to a gross loss of $ 363,005 for the fiscal year ended December 31 , 2006 as a result of the factors discussed above.

Operating Expenses

          Total operating expenses increased by 437 % to $ 7,993,096 for the fiscal year ended December 31, 2007 as compared to $ 1,488,189 for the fiscal year ended December 31, 2006. An increase in payroll and related compensation costs of $2 ,479,987 accounted for approximately 38% of the increase and non-cash intangible asset amortization expense for customer relationships, finite life sales contracts and non-compete agreements added $ 2,175,467 to general and administrative expenses, both of which were as a result of the acquisitions of SSI and the CK Companies. Amortization of costs related to the issuance of convertible debt in 2007 added another $468,777 to general and administrative expenses. The combined $2,644,244 amortization expenses incurred in 2007 represented approximately 41% of the increase in operating expenses. The majority of the remainder of the increase in operating expenses was primarily due to professional fees and expenses associated with the business combinations referred to above and regulatory filings.

Other Income (Expense)

           Other expenses increased by $423,166 to $379,651 for the fiscal year ended December 31, 2007 as compared to $43,515 in other income for the fiscal year ended December 31, 2006 as a result of interest expense associated with the issuance of $4,958,000 in convertible debt , $4,358,000 of which was issued during 2007 .

Net Loss

           Net loss increased by $1,456,619, or 81%, to $3,264,298 for the fiscal year ended December 31, 2007 from $1,807,679 for the fiscal year ended December 31, 2006 due to the factors mentioned above. In addition, the increased net loss was the result of an increase in operating expenses resulting from the acquisition of the CK Companies.

Liquidity and Capital Resources

Overview

          Liquidity is the ability of a company to generate funds to support its current and future operations, satisfy its obligations and otherwise operate on an ongoing basis. At September 30, 2008, All American had a cash balance of $ 129,532 and a working capital deficit of $ 7,317,394. During the nine months ended September 30, 2008 , All American had a net loss of $3 ,205,065 and members’ deficit of $5,860,490 .

          All American’s cash flows are dependent upon the timely receipt of customer payments, the level of operating expenses and various factors affecting the industry and geographic area in which it operates. Cash has been provided primarily through convertible debt offerings and, to a lesser degree, business operations and the collection of accounts receivable.

          All American uses cash to fund its business strategy, to sustain operations and where possible, expand its infrastructure and to take advantage of investment opportunities which expand operations.

           As a result of All American’s delay in the repayment of certain accounts payable to its principal supplier, PGT, on July 31, 2008, All American entered into a promissory note with PGT for $553,653 in order to cover its outstanding accounts payable obligations. The note bears interest at a rate of 6.27%, is unsecured and due on April 22, 2009. Principal is to be paid weekly beginning on August 20, 2008. As of September 30, 2008, All American had repaid $91,720. As of February 2, 2009, All American had not missed any payments due under the note and the note had an outstanding balance of $188,579. As a result of All American’s payment delays under its corporate account, in November 2008, PGT cut off further delivery of products under the corporate account and is now on a cash-due-on-delivery basis through its “house” account with PGT.

           All American’s ability to continue its operations is dependent on its management’s plans, which include the raising of additional capital through debt and/or equity financing. All American will require significant additional funding during the next twelve months to finance its current operations as well as repay its existing debt obligations and there can be no assurance that financing will be available in amounts or terms acceptable to All American, if at all. All American is currently in default on the repayment of approximately $5 million in principal amount of convertible promissory notes which came due on January 1, 2009. In addition, one of these noteholders holding an aggregate of $3,943,000 in principal amount of convertible promissory notes initiated litigation against All American in federal court in Michigan on or about December 12, 2008. All American is currently negotiating a forbearance with the noteholder, however, there can be no assurance that a forbearance can be accomplished. If a forbearance is not obtained, the result of any efforts by the noteholder to collect and enforce a judgment would have a material adverse effect on All American which could force it to seek protection in bankruptcy court or otherwise result in the dissolution of All American.

Borrowings Outstanding

          From November 29, 2006 through August 10, 2007, All American issued approximately $4,958,000 aggregate principal amount of 12.0% unsecured convertible notes, with interest due quarterly in arrears. The net proceeds after the deduction of financing costs, including commissions, was approximately $4,307,000. The notes are convertible into membership interests of All American upon All American, or its successor entity filing a registration statement with the SEC or upon the consummation of a sale or merger event as described in the note, at a fixed conversion value of $1.00 per unit of membership interest.

          All American received executed extension agreements from its convertible note holders extending the maturity date and interest payments to January 1, 2009. The convertible notes are currently in default and interest continues to accrue under the original terms and conditions of the convertible notes.

           From October 1, 2008 through January 7, 2009, All American issued approximately $800,000 aggregate principal amount of 12.0% unsecured convertible notes. The principal and accrued interest is due on October 31, 2009. The notes are subject to mandatory conversion if any time prior to the maturity date, All American consummates a private equity financing or series of related equity financings, pursuant to which All American receives gross proceeds of at least $1 million (the “Next Financing”). In such event, the principal amount and, at the option of All American, the accrued interest thereon, will automatically convert into the same class or series of equity securities sold in the Next Financing at a conversion price equal to eighty (80%) percent of the per security offering price of such equity securities sold in the Next Financing.

Cash Flows from Operating Activities

          For the period ended September 30, 2008 , net cash used in operations was $ 899,863 . The substantial portion of cash used in operations in 2008 was primarily attributable to the net loss of $3,205,065 offset primarily by an increase in accounts payable and accrued expenses for a combined $1,547,513. The other large increase in cash from operations was the amortization of debt issuance costs and intangible assets for a combined $518,719.

Cash Flows from Investing Activities

           Cash flow used in investing activities for the nine months ended September 30, 2008 was $100,000. This amount was entirely attributed to a cash deposit paid for the anticipated merger with Monarch.

Cash Flows from Financing Activities

          Cash flow provided by financing activities during the nine months ended September 30, 2008 was $ 850,000 and consisted primarily of the net proceeds from the issuance of Units of membership interests in All American.

Off-Balance Sheet Arrangements

           All American has not entered into any transactions, agreements, obligations or contractual arrangements with any parties in this respect and has no off-balance sheet arrangements.

Material Commitments and Contingencies

Employment Agreements

          In June 2007, All American entered into an Employment Agreement (the “CEO Agreement”) with its former Chief Executive Officer/Chairman of the Board of Directors , Richard Stein . The CEO Agreement was for an initial five-year period and provided for successive two- year renewals. The CEO Agreement provided for a minimum base salary, a signing bonus of 4,333,500 membership units, an annual performance bonus based on sales and growth goals and senior executive benefits. The CEO Agreement also included typical severance, termination and non-compete clauses and provides for contingent compensation in the event of a sale or merger that results in a change in control. On October 2, 2008, Mr. Stein resigned from all executive officer and director positions with All American and CK. All American and Mr. Stein have been discussing a proposed separation agreement in connection with his separation from All American and CK. The terms of such agreement are anticipated to include customary separation provisions and may include the redemption by All American of all or a portion of Mr. Stein’s member units in All American and/or the offer of such units to existing security holders of All American at the same price as offered to All American. There can be no assurances that such agreement will be reached and, if so, if the terms will be favorable to All American.

          In connection with the acquisition of the CK companies , CK entered into employment agreements with three CK executives with terms ranging from three to five years. The agreements include typical termination and non-compete clauses and the total aggregate future commitment for salary and benefits approximates $1,650,000.

           Effective August 1, 2008, Todd Waggoner commenced service as full-time Chief Financial Officer of All American and became entitled to receive an annual salary of $150,000. There is no written employment agreement or specified term for Mr. Waggoner’s employment and either party may terminate the employment relationship at any time, with or without advance notice.

           On September 8, 2008, the Board of Directors of All American approved the promotion of Mr. Curran to President of All American and CK and an increase in Mr. Curran’s annual base salary to $200,000. All American and Mr. Curran are currently discussing the terms of a written employment agreement in connection with Mr. Curran’s appointment as President of each of All American and CK.

Going Concern Considerations

          The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. These financial statements do not include any adjustments relating to the recovery of the recorded assets or the classification of the liabilities that might be necessary should All American be unable to continue as a going concern.

          As reflected in the accompanying unaudited consolidated financial statements, All American has a net loss of $ 3,205,065 , a working capital deficit of $ 7,317,394 and net cash used in operations of $ 899,863 for the nine months ended September 30, 2008 . The total members’ deficit at September 30, 2008 was $ 5,860,490 .

          The ability of All American to continue as a going concern is dependent on management’s plans, which include the raising of capital through debt and/or equity markets. All American will require additional funding during the next twelve months to finance the growth of its current and expected future operations as well as to achieve its strategic objectives. All American had previously obtained extension notices for all of its outstanding convertible promissory notes through January 1, 2009 , however, these notes are now currently in default. In addition, the receiver for one of the noteholders holding an aggregate of $3,943,000 in principal amount of the notes has instituted litigation against All American. The outcome of the litigation is uncertain at this time. All American believes its current available cash along with anticipated revenues will be insufficient to meet its cash needs for the near future. There can be no assurance that financing will be available in amounts or terms acceptable to All American, if at all.

PRO FORMA FINANCIAL INFORMATION

          The following table sets forth Monarch’s book value per share and loss per share as of September 30, 2008 :

•	on an unaudited actual basis, assuming 16,168,733 shares issued and outstanding (pre-Reverse Split); and

•	on an unaudited pro forma basis after giving effect to our merger with All American and the Reverse Split.

As of September 30, 2008 (Unaudited)

	Actual	Pro forma as adjusted

Book value per share	$(0.02 7)	$(0. 299)

Loss per share	$(0. 0 01)	$(0. 153)

          The Company has otherwise excluded the pro forma disclosure required under SEC Regulation S-K Item 301(d) since All American’s historical information as presented in the financial statements provided elsewhere in this information statement represent, in all material respects, what would be presented on a pro forma basis due to the lack of operations of the Company, as it is a shell company.

RISK FACTORS

          You should carefully consider the following factors, in addition to the other information included elsewhere in this information statement and the other documents that we have filed with the SEC. Additional risks and uncertainties not presently known to us or that you may not currently believe to be important to you, if they materialize, also may adversely affect the merger and the value of our stock.

Risks Relating to the Business and Operations of All American Following the Merger: (“We,” “us” and “ours” as used in this section refers to the combined entity of the Company and All American assuming the merger is completed, unless the context indicates otherwise.)

The homebuilding industry is experiencing a prolonged and severe downturn that may continue for an indefinite period and adversely affect our business and results of operations compared to prior periods.

           In 2008 and 2007, many of our served markets and the U.S. homebuilding industry as a whole continued to experience a significant and sustained decrease in demand for new homes and an oversupply of new and existing homes available for sale. In many markets, a rapid increase in new and existing home prices in the years leading up to and including 2006 reduced housing affordability relative to consumer incomes and tempered buyer demand. At the same time, investors and speculators reduced their purchasing activity and instead stepped up their efforts to sell residential property they had earlier acquired. These trends, which were more pronounced in markets that had experienced the greatest levels of price appreciation such as the state of Florida, resulted in overall fewer home sales, greater cancellations of home purchase agreements by buyers, higher inventories of unsold homes and the increased use by homebuilders, speculators, investors and others of discounts, incentives, price concessions and other marketing efforts to close home sales in 2008 and 2007 compared to the past several years. In 2008 and 2007, these negative supply and demand trends were exacerbated by increasing foreclosure activity that reached successive record highs, a severe downturn in general economic conditions, weakening employment trends, turmoil in credit and consumer lending markets and tighter lending standards.

           Reflecting the impact of this difficult environment, many residential homebuilders, our primary customers, experienced a large drop in net orders, a decline in the average selling price of new homes sold and a reduction in their margins in 2008 and 2007 relative to prior years. This has had a direct impact on our business and operations as we have experienced a significant decline in sales in the last year from approximately $10.9 million for the nine months ended September 30, 2007 to $5.1 million for the nine months ended September 30, 2008. Our gross profit fell from $4.4 million to $1.1 million for the same periods. As a result of our deteriorated financial condition, our independent auditors have expressed doubt about our ability to continue as a going concern. We can provide no assurances that the homebuilding market will improve in the near future. In fact, we expect the weakness to continue, and possibly worsen, in 2009 and have a corresponding adverse effect on our business and our results of operations, including, but not limited to, lower sales to our primary customers, residential home builders.

Our severe decline in sales, cash flow and gross profit, has resulted in our inability to timely pay our accounts payable with PGT, our largest supplier, and as a result, PGT has terminated our credit line with which we buy windows and doors for our large, new-construction homebuilders at negotiated discounts.

           As a result of our lack of liquidity and cash flow during 2008, we have experienced difficulty staying current with one of our main suppliers, PGT, who is our largest supplier of windows and doors. On July 31, 2008, we entered into a promissory note with PGT for the outstanding balance of $553,653 on our corporate account with them. The note bears interest of 6.27%, is unsecured and due on April 22, 2009. Principal is to be paid weekly beginning August 20, 2008 and as of September 30, 2008, we had repaid $91,720. As of February 2, 2009, we had not missed any payments due under the note and the note had an outstanding balance of $188,579. As a result of our payment delays under our corporate account, however, in November 2008, PGT restricted further delivery of products under our corporate account and we are now on a cash-due-on-delivery basis through our “house” account with PGT. The “corporate” account is utilized to buy windows and doors for our large, new-construction homebuilders at negotiated discounts that are much lower than our other “house” account. We are currently unable to receive the discounts associated with the corporate account when purchasing products for our major new-construction builders. However, we can still purchase products through our house account on a cash-due-on-delivery basis and continue to do so. We do not have a high-margin business, and as a result, the loss of those discounts is having a negative impact on our overall profitability. In addition, although we are able to obtain products from other suppliers, a loss of PGT as our principal supplier will likely have a material adverse effect on our business and operations.

If we continue to experience liquidity issues, we may continue to be unable to repay our outstanding debt and other obligations when due and may be forced to choose between one or more of several alternatives including, without limitation, the sale of some portion of or all of our assets, seeking protection under the federal bankruptcy laws, or ceasing operations.

           We have experienced significant liquidity issues as a result of the decline in the housing market during the past year. In order to address these issues, we have incurred a considerable amount of debt in the last two years from private placements of our convertible promissory notes in the aggregate principal amount of approximately $5.8 million. In January 2009, approximately $5 million of these promissory notes went into default and the holder of approximately $3.9 million of these notes has initiated litigation against us. We are currently negotiating a forbearance with the noteholder, however, there can be no assurance that a forbearance can be accomplished. If a forbearance is not obtained, the result of any efforts by the noteholder to collect and enforce a judgment would have a material adverse effect on us.

           Moreover, as a result of our liquidity issues, we have experienced delays in the repayment of the amounts outstanding currently due to our principal supplier, PGT, and the payment of trade receivables to vendors and others when due. Our failure to pay PGT and other vendors may result in litigation, as well as interest and late charges, which will increase our cost of operations. We do not currently have the cash on hand to repay our obligations, and we do not currently have immediate access to debt or equity financing. We have historically relied upon debt and equity financing to fund our operations and currently anticipate that we to need an infusion within the short term of debt or equity capital to fund our operations to sustain our ability to continue operations.

           We do not expect significant improvement in the revenue and sales environment for the near term and expect significant pressure to downsize our business and reduce costs to continue. We do not expect to be able to obtain debt or equity financing on acceptable terms. Although we are pursuing initiatives which have a goal of lowering our costs, these initiatives may not be sufficient. If we do not have additional liquidity in the short term we will be forced to choose between one or more of several alternatives including without limitation, and subject to applicable law, selling all or some portion of our assets, seeking protection under the federal bankruptcy laws, or ceasing some or all of our operations.

Our independent auditors have expressed doubt about our ability to continue as a going concern.

          As reflected in the financial statements included in this information statement, we have a net loss of $3,205,065 and net cash used in operations of $899,863 for the nine months ended September 30, 2008, and have a working capital deficit of $7,317,394 and members’ deficit of $5,860,490 at September 30, 2008. Effective January 1, 2009, we are also in default on approximately $5 million in outstanding convertible notes and related accrued interest. For these reasons, our independent auditors have expressed doubt about our ability to continue as a going concern. The recoverability of recorded property and equipment, intangible assets, and other asset amounts shown in our financial statements is dependent upon our ability to continue as a going concern and to achieve a level of profitability. Our ability to continue our operations is dependent on our management’s plans, which include the raising of capital through debt and/or equity markets with some additional funding from other traditional financing sources, including term notes, until such time that funds provided by operations are sufficient to fund working capital requirements. We can offer no assurance that the actions we plan to take to address these conditions will be successful. Inclusion of a “going concern qualification” in the report of our independent auditors may have a negative impact on our ability to obtain financing and may adversely impact our future stock price in any market that may develop after the merger.

A continuation or worsening of global financial and economic conditions will likely continue to adversely effect the housing and construction industries, including our primary customers, residential home builders, upon which we heavily rely, and will continue to negatively affect our business and operations.

           The recent global financial and credit market disruptions have reduced the availability of liquidity and credit generally necessary to fund expansion of global economic activity. The shortage of liquidity and credit, combined with recent substantial reductions in asset values could lead to an extended worldwide economic recession. Current conditions have made, and will likely continue to make, it difficult to obtain new funding from the credit and capital markets for ours and our customer’s operating and capital needs. In particular, the cost of raising money in the debt and equity capital markets has increased, while the availability of funds from those markets has diminished. Also, as a result of concern about the stability of financial markets generally and the solvency of counterparties specifically, the cost of obtaining funding from the credit markets has increased as many lenders and institutional investors have increased interest rates, enacted tighter lending standards and reduced and, in some cases, ceased to provide funding to borrowers.

           Historically, the majority of our sales have been to new-construction builders, who are also suffering from the current lack of available credit. In general, many new-construction builders require significant amounts of financing in order to complete large projects and these builders are no longer able to get the same level of financing from banks and other lending sources as they have in the past. Without access to this capital, some builders have been forced to cease operations altogether or declare bankruptcy. During the nine months ended September 30, 2008, our two largest customers were residential home builders and comprised approximately 56% of our revenues for the period. The loss of either of these customers would have a material adverse effect on our business and operations.

We may be unable to implement our business and growth strategy.

          Our growth strategy and ability to generate revenues and profits is dependent upon our ability to: (1) develop and provide new services and products; (2) establish and maintain sales and distribution channels; (3) develop new business opportunities; (4) maintain our existing clients and develop the organization and systems to support these clients; (5) establish financial and management systems; (6) attract, retain and hire highly skilled management and consultants; (7) obtain adequate financing on acceptable terms to fund our growth strategy; (8) develop and expand our client and customer bases; and (9) negotiate agreements on terms that will permit it to generate adequate profit margins. Our failure with respect to any or all of these factors could impair our ability to successfully implement our growth strategy, which could have a material adverse effect on our results of operations and financial condition.

Our inability to procure additional capital through debt or equity financing will have a material adverse effect on us.

Implementation of our business plan to the extent set forth herein requires substantial additional capital. In the past two years, we have become increasingly dependent on outside sources for financing and investor capital in order to continue our operations. In addition, as previously mentioned, we are currently in default on the repayment to holders of approximately $5 million of outstanding convertible notes and the holder of approximately $3.9 million of these notes has initiated litigation against us. We do not currently have the ability to repay this debt and we need to procure additional financing in order to repay such obligations.

Accordingly, our financial success is dependent on our ability to raise significant additional capital. With the severe losses many investors have recently suffered in the stock market, it is likely that such investors no longer have the ability or desire to invest in riskier enterprises such as ours. Due to these factors, we cannot be certain that funding for our operating or capital needs will be available from the credit and capital markets if needed and to the extent required, or on acceptable terms. If funding is not available when needed, or is available only on unacceptable terms, we may be unable to fund operations, acquire any new businesses through the use of debt or other similar types of financing, and may be forced to cease operations altogether. Furthermore, the noteholders mentioned above may attempt to foreclose on the notes and possibly force us into bankruptcy. Our inability to obtain any additional financing we may need will have a material adverse effect upon us and our future prospects.

We may not be able to adequately manage future growth.

          If we are successful in developing our business plan, the anticipated future growth of the business could place a significant strain on our managerial, operational and financial resources. We cannot assure you that our management would effectively manage significant growth in our business. If we are successful in executing our business plan and achieve our anticipated growth, such success will place significant demands on our management, as well as on its administrative, operational and financial resources.

Our future success depends on the continued services and effective integration of our key management personnel.

          Our future success depends upon the continued service of certain of our key management personnel, including Kent Curran , All American’s President and a member of the Board of Directors. The loss of one or more of our key management personnel, could materially adversely affect our business, results of operations and financial condition. We cannot assure you that we will be able to retain the services of any of our key executives. If we had to replace any of our key executives, we would not be able to replace the significant amount of knowledge that our key executives have about our operations.

We have previously acquired certain assets and may make more acquisitions in the future, and the failure to successfully integrate facilities and businesses acquired in the future may adversely affect our financial performance.

          The implementation of new ownership, management team and business strategy in a newly acquired business frequently involves risks, expenses and uncertainties that may adversely affect our business, results of operations, financial condition and prospects. Since selectively pursuing strategic acquisitions remains a part of our overall business strategy, any acquisitions we make could result in:

•	difficulty integrating operations, technologies, financial controls and information systems, products and services with those of the acquired business;

•	difficulty in managing and operating numerous businesses;

•	diversion of capital and management’s attention away from other business issues;

•	an increase in expenses and working capital requirements;

•	potential loss of key employees and customers of facilities or businesses we acquire; and

•	financial risks, such as:

	o	potential liabilities of the facilities and businesses acquired, including employees;

	o	the need to incur additional indebtedness; and

	o	dilution if we issue additional equity securities.

We may not successfully integrate any operations, technologies, systems, products or services that we acquire, and we cannot assure you that our recent or future acquisitions will be successful. If our recent or future acquisitions are not successful, it is likely that our financial performance will be adversely affected.

Our growth may be limited and our competitive position may be harmed if we are unable to identify, finance and complete future acquisitions.

          We expect to continue to selectively pursue strategic acquisitions as part of our overall business strategy. Competition for acquiring attractive facilities and businesses in our industry is substantial. In executing this part of our business strategy, we may experience difficulty in identifying suitable acquisition candidates or in completing selected transactions. If we are able to identify acquisition candidates, such acquisitions may be financed with substantial debt or with potentially dilutive issuances of equity securities. Our ability to successfully complete acquisitions in the future will depend upon several factors, including the continued availability of financing. We cannot assure you that financing for acquisitions will be available on terms acceptable to us, if at all.

Our product offerings are not very diversified and if we attempt to diversify, we may not be successful.

          Hurricane shutters and impact-resistant windows are the principal products we distribute and sell to customers, representing a large majority of our revenues. Consequently, if the market for our products declines, does not grow as we anticipate, or becomes increasingly more competitive than it already is, our business will be harmed as a result of the loss of revenue. In addition, any attempt by us to diversify our product offerings may not be successful and may cause us to divert resources and management attention away from our core business.

Our business is generally cyclical in nature and less new home construction, reduced remodeling expenditures or weaknesses in the economy can significantly reduce revenue, net earnings and cash flow.

           Demand for our products is cyclical in nature and sensitive to changes in general economic conditions, including, in particular, conditions in the residential housing and commercial construction markets. The primary drivers of our business are new home construction and remodeling expenditures. The building and construction industry is cyclical and seasonal, and product demand is based on numerous factors such as interest rates, general economic conditions, consumer confidence and other factors beyond our control. Declines in new home construction and remodeling expenditures due to such factors could have a material adverse effect on our business, results of operations and financial condition. The recent downturn in the housing market has had an adverse effect on the operating results of our business. Further deterioration in industry conditions or in the broader economic conditions of the markets where we operate could further decrease demand and pricing for our products and have additional adverse effects on our operations and financial results.

          In addition, consumer spending on our products can also be harmed by factors that negatively impact consumers’ budgets generally, and which are not due to our product offerings. Significant increases in the costs of other products which are required by consumers, such as gasoline and home heating fuels, may reduce household spending on the products we offer. In addition, rising fuel and raw material prices, or increased transportation costs, may increase our costs for producing and transporting our products, which in turn may reduce our margins and harm our business.

We operate in a competitive environment and may have difficulty competing with larger and better financed competitors.

          The market for our products is highly competitive. We compete with a significant number of companies, some of which have greater name-brand recognition, larger customer bases and/or significantly greater financial resources than we do. There are relatively low barriers to entry for new competitors in our industry. There can be no assurance that we will be able to compete successfully against current and future sources of competition or that the current and future competitive pressures we face will not adversely affect our profitability or financial performance.

          In addition, competitors may reduce their prices to expand their sales volume. When this happens, we may offer lower pricing to attract or retain our customers, resulting in a negative impact to our revenue growth from business operations. There can be no assurance that we will be able to offset the effects of price reductions with an increase in the number of customers, higher sales, cost reductions, or otherwise. Such pricing pressures could result in an erosion of our market share, reduced sales, and reduced operating margins, any of which could have a material adverse effect on our business.

          A number of our products are similar in design and/or function to competitors’ products. There can be no assurance that third parties will not assert infringement or misappropriation claims against the Company in the future with respect to current or future products. Any such claims or litigation, whether with or without merit, could be costly and could have a material adverse effect on our financial position and results of operations.

The majority of our sales of hurricane shutters and impact-resistant windows presently occur within the South Florida geographic region and this concentration of sales heightens our exposure to adverse developments related to competition, economic change and demographic changes.

          Our existing revenues are geographically concentrated predominantly in Southern Florida. Due to the geographic concentration of our sales in the South Florida region, our results of operations and financial condition may be subject to fluctuations in regional economic conditions, and may be adversely effected by tightened controls on lending resulting from the real estate credit crisis that may affect our customers’ spending habits. Our results of operations may also be adversely affected by inclement weather conditions in markets we serve that could adversely affect our ability to respond to customer needs and install our products. Additionally, our concentration of sales in this geographic region heightens our exposure to adverse developments related to competition.

We depend on our suppliers and our operations would be substantially curtailed if these suppliers are not able to meet our demands and alternative sources are not available.

          We purchase materials, components and products to complete our customers’ orders from various suppliers, and the majority of these materials, components and products are ordered from a single large supplier. Although we work with our customers and suppliers to minimize the impact of shortages in materials, components, and products, we sometimes experience short-term adverse effects due to price fluctuations, extended lead times and delayed shipments. In the past, there have been industry-wide shortages of raw materials, particularly during the months preceding seasons where several major storms are predicted. If a significant shortage of materials, components or products were to occur, we may have to delay sales and installation for our customers and our operating results would be adversely affected. In some cases, supply shortages of particular components will substantially curtail distribution and installation of products using these components. Accordingly, material, component and product price increases could adversely affect our operating results.

From time to time, we may be involved in litigation, arbitration or regulatory matters where the outcome is uncertain and which could entail significant expense.

           Due to the nature of our products, we may be subject to product liability claims or other related claims. Regardless of whether such legal proceedings and claims are with or without merit, any claims are subject to the potential uncertainties related to litigation and the ultimate outcome of any such proceedings or claims cannot be predicted. There is also no assurance that any product liability insurance we may have will be adequate to cover such claims. Furthermore, there can be no assurance that insurance will remain available or, if available, that it will not be prohibitively expensive. In addition, as previously mentioned, we have become subject to litigation because we are in default on the payments due on certain notes in the aggregate principal amount of approximately $3.9 million. We are currently negotiating a forbearance with the noteholder, however, there can be no assurance that a forbearance can be accomplished. If a forbearance is not obtained, the result of any efforts by the noteholder to collect and enforce a judgment would have a material adverse effect on us which could force us to seek protection in bankruptcy court or otherwise result in the dissolution of All American.

Compliance with regulatory requirements affecting our business could have substantial costs both in time and money, and some regulations could prohibit or restrict some homebuilding activity.

          Our business may be subject to complex laws and regulations that affect the homebuilding process. The particular laws that apply to any given area vary greatly according to the local county and city regulations. We are also subject to laws and regulations related to workers’ health and safety, wage and hour practices and immigration. We and/or our residential home developer customers may be required to obtain permits and approvals from local authorities to commence and complete residential development or home construction. Such permits and approvals may from time to time be opposed or challenged by local governments, neighboring property owners or other interested parties, adding delays, costs and risks of non-approval to the process. Ours and our residential home developer customers’ obligation to comply with the laws and regulations under which we operate, could result in delays in land development and homebuilding activity, cause us to incur substantial costs and prohibit or restrict land development and construction.

          It is possible that increasingly stringent requirements will be imposed on developers and homebuilders in the future. Although we cannot predict with any certainty either the nature of the requirements or the effect on our business, they could result in time-consuming and expensive compliance programs and in substantial expenditures, which could cause delays and increase our cost of operations. The additional costs associated with new regulatory requirements or compliance programs may not be recoverable from our customers in the form of higher sales prices, reducing our profitability.

Risks Relating to the Proposed Merger:

There can be no assurance that the merger will benefit the Company given All American’s current financial weakness and instability and the decline in the housing market and the overall economy.

          All American is in the business of providing window and door products to the new construction, commercial and retail markets. The residential housing industry in the United States has recently experienced severe difficulties and a dramatic decline in economic conditions that has adversely affected All American’s revenue, earnings and financial condition during the nine months ended September 30, 2008. As reflected in the financial statements of All American included in this information statement, All American has a net loss of $3,205,065 and net cash used in operations of $899,863 for the nine months ended September 30, 2008, and has a working capital deficit of $7,317,394 and members’ deficit of $5,860,490 at September 30, 2008. All American is also currently in default on approximately $5 million in convertible promissory notes and its principal supplier has restricted the company’s use of its corporate account through which it buys its windows and doors at negotiated discounts. We may not gain financial benefits from the merger, or the merger may cause the Company increased financial difficulties and exposure to liabilities. It is uncertain whether All American will be able to survive in the future, given the difficulties that exist in the current marketplace. It is possible that after the merger, All American’s financial condition will deteriorate to the point that the Company will be forced into a reorganization or even bankruptcy.

Our business will lack diversification following the merger and we expect to have limited resources to expand the business or make acquisitions.

          As a result of our limited resources and the general difficulties accessing the credit and equity markets during a prolonged economic recession, we anticipate having limited funds to expand our business beyond that which is currently conducted by All American. Accordingly, the prospects for our success will initially be entirely dependent upon the future performance of a single business. Unlike certain entities that have the resources to consummate several business combinations or entities operating in multiple industries or multiple segments of a single industry, we will not have the resources to diversify our operations or benefit from the possible spreading of risks or offsetting of losses. Due to All American’s current financial condition and the overall economic weakness in the real estate and home construction markets in which it operates, it is probable that the Company will not gain any benefit from the merger.

We and All American may not achieve the benefits we expect from the merger, which may have a material adverse effect on the combined companies’ business, financial, and operating results.

          We and All American entered into the Merger Agreement with the expectation that the merger will result in benefits to the combined company arising out of the combination of the business of All American and the reporting obligations of the Company which provide the potential for the development of a trading market for our Common Stock at some point in the future, although the development of a trading market is not in any way assured. To realize any benefits from the merger, the combined company must continue to timely file its reports required under the Exchange Act and apply for quotation on a stock exchange or other electronic trading facility, provided the Company has shares eligible for quotation at the time of application. In addition, we will face the following post-merger challenges, including but not limited to our ability to:

•	retain the management and employees of All American;

•	develop new service offerings that utilize the assets and resources of All American and the All American brand; and

•	obtain the funds to enable All American to continue in its business strategy.

If the combined company is not successful in addressing these and other challenges, then the benefits of the merger will not be realized and, as a result, the combined company’s operating results and the value of our Common Stock may be adversely affected. These challenges, if not successfully met by the combined company, could result in possible unanticipated liabilities, unanticipated costs, diversion of management attention and loss of personnel. Neither we nor All American can assure you that we will be able to profitably manage the combined company.

The issuance of shares of our Common Stock to All American Unit holders in the merger will substantially dilute the percentage ownership interests of our current stockholders.

          If the merger is completed, it is anticipated that we will issue to All American Unit holders approximately 19, 850 ,000 shares of our Common Stock, on a fully-diluted, post-Reverse Split basis immediately following the merger. The issuance of our Common Stock to All American Unit holders will cause a significant reduction in the relative percentage interest of our current stockholders in our earnings, if any, voting power and market capitalization.

Because there is no public market for our Common Stock, our stockholders may not be able to sell their shares or achieve liquidity in their investment.

          Although we are a company subject to the reporting requirements of the Exchange Act, our Common Stock is not publicly traded or quoted on any stock exchange or other electronic trading facility. A regular trading market will not necessarily develop even if the merger is completed and we cannot assure you that a trading market for our Common Stock will ever develop. If a regular trading market for our shares does not develop then you will likely not be able to sell your shares of our Common Stock.

          If a trading market for our securities were to develop, we could give no assurance that such a market could be sustained, or that our securities could be sold at all. Any market for our securities that may develop will very likely be a limited one. While we intend to continue to timely file periodic reports under the Exchange Act for so long as we may be required to do so, we can give no assurances that we will continue to file these reports on a voluntary basis. In any event, if our securities traded at a low price, many brokerage firms may choose not to engage in market making activities or effect transactions in our securities.

           In addition, under recent amendments to Rule 144, the SEC prohibits the use of Rule 144 for the resale of securities issued by shell companies (other than business combination related shell companies) or any issuer that has been at any time previously a shell company. A “shell company” is defined as a company that has “no or nominal operations; and, either no or nominal assets; assets consisting solely of cash and cash equivalents; or assets consisting of any amount of cash and cash equivalents and nominal other assets.” Thus, we are currently a shell company. The SEC has provided an exception to this prohibition on the use of Rule 144 by former shell companies if the following conditions are met:

•	the issuer of the securities that was formerly a shell company has ceased to be a shell company;

•	the issuer of the securities is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act;

•

the issuer of the securities has filed all Exchange Act reports and material required to be filed, as applicable, during the preceding 12 months (or such shorter period that the issuer was required to file such reports and materials), other than Current Reports on Form 8-K; and

•	at least one year has elapsed from the time that the issuer filed current comprehensive disclosure with the SEC reflecting its status as an entity that is not a shell company.

Therefore, holders of restricted shares of our Common Stock will not be able to resell our Common Stock pursuant to Rule 144 until one year from the date we file a current report on Form 8-K disclosing the completion of our merger with All American. In addition, we must be current on all of our Exchange Act reporting requirements during the 12 months preceding such sale. We do not believe there is any other exemption available to such stockholders allowing them to sell our shares in the public market and unless an exemption is available to them, stockholders are not able to resell our securities in the public market. If the holders of currently restricted shares of our common stock are able to sell such shares in the public market under Rule 144, however, and such holders choose to sell such shares, the prevailing market price for our common stock may decline as a result.

Since our common stock is subject to the SEC’s penny stock rules, in the event our securities become publicly traded, broker-dealers may experience difficulty in completing customer transactions and trading activity in our securities may be adversely affected.

          A penny stock is generally defined under the Exchange Act as any equity security other than a security that: (i) is a national market system stock listed on a “grandfathered” national securities exchange, (ii) is a national market system stock listed on a national securities exchange or an automated quotation system sponsored by a registered national securities association that satisfies certain minimum quantitative listing standards, (iii) has a market value of five dollars or more, or (iv) is a security whose issuer has met certain net tangible assets or average revenues, among other exemptions. Our common stock is not currently traded on a national securities exchange or quotation system sponsored by a national securities exchange , and the fair value per share of our stock is currently less than five dollars. Therefore, since we presently have net tangible assets of less than $5,000,000, transactions in our common stock are subject to the “penny stock” rules promulgated under the Exchange Act. In accordance with these rules, broker-dealers participating in transactions in low-priced securities must first deliver a risk disclosure document that describes the risks associated with such stocks, the broker-dealer’s duties in selling the stock, the customer’s rights and remedies and certain market and other information. Furthermore, the broker-dealer must make a suitability determination approving the customer for low-priced stock transactions based on the customer’s financial situation, investment experience and objectives. Broker-dealers must also disclose these restrictions in writing to the customer, obtain specific written consent from the customer and provide monthly account statements to the customer. The effect of these restrictions would probably decrease the willingness of broker-dealers to make a market in our common stock , decrease liquidity of our common stock and increase transaction costs for sales and purchases of our common stock as compared to other securities. Since our common stock is currently subject to these rules, broker-dealers may find it difficult to effectuate customer transactions and trading activity in our securities may be adversely affected. As a result, the market price of our securities may be depressed and stockholders may find it more difficult to sell their shares of our common stock .

There may be adverse tax consequences as a result of the merger.

          As a general rule, Federal and state tax laws and regulations have a significant impact upon the structuring of business combinations. We have evaluated the possible tax consequences of any prospective business combination and endeavored to structure the acquisition transaction so as to achieve the most favorable tax treatment to the Company, the target business and our stockholders. There can be no assurance that the Internal Revenue Service (“IRS”) or relevant state tax authorities will ultimately assent to our tax treatment of a particular consummated business combination. To the extent the IRS or any relevant state tax authorities ultimately prevail in recharacterizing the tax treatment of a business combination, there may be adverse tax consequences to the Company, the target business, and our stockholders. See “Certain U.S. Federal Tax Considerations.”

There was no independent valuation of All American with respect to this Merger.

          The number of shares of our Common Stock to be issued pursuant to the Merger Agreement was determined by negotiation between us and All American. This consideration does not necessarily bear any relationship to All American’s asset value, net worth or other established criteria of value and should not be considered indicative of the actual value of the Company or All American. Furthermore, neither we nor All American have obtained either an appraisal of any entity or their respective securities or an opinion that the merger is fair from a financial perspective.

INFORMATION ABOUT THE COMPANY

Business Overview

          We were organized under the laws of the State of Nevada under the name Comstock Tailings Company on May 13, 1988 for the purpose of engaging in the acquisition and development of minerals, metals and other natural resource products and the related operations applicable to such activities. On or about March 31, 1997, we consummated a merger with Iron Holdings Corp., a New York corporation, including its wholly-owned subsidiary company, Iron Eagle Contracting & Mechanical, Inc. (“IECM”) and changed our name to Iron Holdings Corp. (“Iron Holdings”). IECM was a construction contractor engaged in pipe work, including gas and water mains, as well as steel installation, primarily for city and state infrastructure construction. IECM commenced operations in January 1996 and spent most of fiscal year 1996 bidding on potential jobs. IECM ceased operations shortly thereafter due to its incurring significant losses from operations.

          On June 29, 1998, we changed our name to Monarch Investment Properties, Inc.

          From 1994 to February 1999, we filed reports with the SEC pursuant to Section 12(g) of the Exchange Act. On February 11, 1999, we filed a Form 15 terminating the registration of our securities under Section 12 of the Exchange Act. On August 7, 2007, we filed a Registration Statement on Form 10-SB under the Exchange Act, which became effective on October 7, 2007. Accordingly, we are currently subject to the reporting requirements of the Exchange Act.

Description of Property

          We do not own or have a lease for any property. Our executive offices are located at 1801 North Military Trail, Suite 203, Boca Raton, FL 33431. Our telephone number is (561) 391-6117.

Legal Proceedings

          We are not a party to, nor is any property of the Company subject to any pending legal proceedings.

Changes in and Disagreements with Accountants.

          During October 2006, Weinberg & Co., P.A. (“Weinberg”) resigned as the Company’s auditors. Weinberg stated that because Strategic hired Mr. Stephen Gould as its controller, Weinberg may not be considered independent auditors based on Mr. Gould’s previous position as senior auditor in connection with the audit of Strategic’s financial statements. During October 2006, our Board of Directors decided to request proposals from accounting firms, including our present independent accounting firm, Sherb & Co., for engagement by us to conduct the independent audit of our financial statements for the year ended June 30, 2006. Weinberg & Co. audited our financial statements for the year ended June 30, 2005. The report of Weinberg on our financial statements for the fiscal year ended June 30, 2005 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle, except for its going concern opinion. In connection with its audit for the fiscal year ended June 30, 2005, there were no disagreements with Weinberg on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Weinberg, would have caused them to make reference thereto in their report on the financial statements for such year.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters.

          As of February 2, 2009 , there were approximately 40 stockholders of record of our Common Stock.

          Our Common Stock is not publicly traded or quoted on any stock exchange or other electronic trading facility. We have no present plans, proposals, arrangements or understandings with any person with regard to the development of a trading market in the Common Stock. We cannot assure you that a trading market for our Common Stock will ever develop. We have not registered the Common Stock for resale under the blue sky laws of any state. The holders of shares of our Common Stock, and persons who may wish to purchase shares of our Common Stock in any trading market that might develop in the future, should be aware that significant state blue sky laws and regulations may exist which could limit the ability of our stockholders to sell their shares and limit potential purchasers from acquiring our Common Stock.

          As of February 2, 2009, none of our shares of Common Stock are eligible for sale under Rule 144 of the Securities Act due to the fact that we are currently a shell company .

          Except for those certain “piggyback” registration rights provided to Strategic in the Strategic Warrant, we are not obligated to register any shares of our Common Stock for public resale under the Securities Act.

OTHER INFORMATION

Outstanding Voting Stock of the Company

          As of the Record Date, there were 16,168,733 shares of our Common Stock outstanding. No other shares of capital stock are outstanding. Our Common Stock is the sole class of voting securities of the Company. Each share of our Common Stock entitles the holder thereof to one vote on all matters submitted to stockholders.

Security Ownership of Certain Beneficial Owners and Management

          The following table sets forth information as of February 2, 2009 , as adjusted to reflect the Reverse Split and subsequent merger with All American, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of Common Stock by (1) each person known by us to be the owner of more than 5% of the outstanding shares of Common Stock, (2) each director and named executive officer, and (3) officers and directors as a group. Unless otherwise indicated, the address of each of the individuals and entities below is c/o Monarch Investment Properties, Inc., 1801 North Military Trail, Suite 203, Boca Raton, FL 33431.

	Number of Shares			Percentage of Share Ownership

Name and Address	Pre Merger	Post Reverse Split	Following Merger	Prior to Merger*	After Merger (2)

David Miller(2)	11,355,000	702,281	702,281	59.3%	3.5%
John H. (Casey) Roach, Jr	0	—	—	**	**
Ralph J. Wilson	0	—	—	**	**
Phillip Bloom	0	—	—	**	**
Scott Miller	1,875,000	115,965	115,965	9.8%	**

Strategic Capital Resources, Inc. (3)(4)	2,620,000	162,041	162,041	13.7%	**

Lite N Low, Inc.	1,485,000	91,844	91,844	7.8%	**

Priority Capital Corp.	2,205,000	136,374	136,374	11.5%	**

Helen Miller Irrevocable Trust	1,770,000	109,471	109,471	9.2%	**

JJFN Holdings, Inc.	1,883,830	116,511	116,511	9.8%	**

Monarch Officers and Directors as a group (5 persons)	15,000,000	927,716	927,716	78.3%	4.6%

          * Assuming 1,193,601 shares of Common Stock issued and outstanding post-Reverse Split.

          ** Less than 1%

          (1) The address of the directors and executive officers of the Company is c/o Monarch Investment Properties, Inc., 1801 N. Military Trail, Suite 203, Boca Raton, Florida 33431. In addition, the address of Strategic Capital Resources, Inc., Lite N Low, Inc., and Priority Capital Corp. is 1801 N. Military Trail, Suite 203, Boca Raton, Florida 33431. The address of the Helen Miller Irrevocable Trust is 7691 Porto Vecchio Place, Delray Beach, Florida 33446.

          (2) Includes the following shares of Common Stock beneficially owned by affiliates of Mr. Miller: Lite N Low, Inc. -1,485,000 shares and Priority Capital Corp. - 2,205,000 shares. Excludes the 1,770,000 shares held in the Helen Miller Irrevocable Trust of which Mr. Miller is the beneficiary. Also excludes the 1,875,000 shares owned by Mr. Miller’s son, Scott Miller, for which Mr. Miller disclaims beneficial ownership.

          (3) Does not include 15,000,000 shares of Common Stock issued to Strategic in settlement of litigation with the former principals of the Company which shares were transferred to the shareholders of Strategic pursuant to Strategic’s stock dividend during March 2006 in the following amounts: Lite N Low, Inc. -1,485,000 shares; Priority Capital Corp. - 2,205,000 shares; Helen Miller Irrevocable Trust – 1,770,000 shares; Scott Miller – 1,875,000 shares; Rita Miller – 1,875,000 shares and David Miller – 5,790,000 shares. The entities Lite N Low, Inc. and Priority Capital Corp. are controlled by David Miller, the President and Director of the Company. Additionally, David Miller is the beneficiary of the Helen Miller Irrevocable Trust.

          (4) Includes 1,100,000 shares of Common Stock underlying a seven-year warrant issued to Strategic to purchase the shares at an exercise price of $.001 per share, which is to be exercised prior to effecting the Merger.

          Each person in the table above is considered the beneficial owner of securities that it can acquire through the exercise or conversion of warrants or other convertible securities that are exercisable or convertible within 60 days from February 2, 2009. In calculating each beneficial owner’s percentage ownership, we have assumed that the warrants held by that person that are exercisable within 60 days from February 2, 2009 have been exercised. Some of our securities may be beneficially owned by more than one person.

Certain Relationships and Related Transactions

          During 1997, we defaulted on payment of a promissory note in the principal amount of $1,100,000 representing a loan that had been made to us by JJFN, a wholly-owned subsidiary of Strategic, in connection with our acquisition of ICEM. As a result of this default, during June 1999, JJFN Holdings filed an action in the Supreme Court of the State of New York, County of Queens against us, and our subsidiaries, IECM, Iron Holdings, and Tahoe Realty Corp., as well as two of our officers and certain other individuals, to recover the monies due to JJFN Holdings under the promissory note. During November 2004, the action was settled by: (i) payment from the former principals of the Company of $155,000 to Strategic; (ii) entry by the Court of a judgment against the Company in the amount of $1,100,000 (representing the principal amount of the loan from JJFN) plus accrued interest, (or $1,522,997.20 in the aggregate at the time of the entry of the judgment) (the “JJFN Judgment”), and (iii) surrender of 420,000 shares of our Common Stock to Strategic by the former principals and majority stockholders of the Company. As a result of the transfer of shares of Common Stock from the former principals, Strategic acquired a 62.8% equity ownership interest in the Company. Additionally, in connection with the settlement, the former officer and directors of the Company tendered their resignations, and Mr. David Miller, the Company’s President, was first elected and appointed director and officer of the Company. In accordance with the terms of the Merger Agreement, the outstanding principal balance with accrued interest at December 31, 2007 of $188,383 will be converted into our Common Stock at a conversion price of $.10 per share immediately before the Reverse Split, resulting in the issuance of 1,883,830 shares of Common Stock subject to the Reverse Split.

          On March 14, 2005, the Company issued to Strategic a seven-year warrant to purchase 1,100,000 shares of Common Stock, at an exercise price of $.001 per share (“Strategic Warrant”), in consideration for modification of the promissory note between the Company and JJFN Holdings. The Strategic Warrant contains certain anti-dilution provisions which provide that if at any time the number of shares of Common Stock is reduced through subdivision, recapitalization, reclassification or otherwise, or if the Company declares a dividend on its Common Stock or Preferred Stock payable in shares of Common Stock, or if the Company merges or consolidates with or into another entity or sells all or substantially all of it assets, the number and nature of the Common Stock issuable or issued on the exercise of the Strategic Warrant will be adjusted so that each holder of a Strategic Warrant or the original holder of the exercised shares of Common Stock outstanding at the time of such event will have the right to purchase the same kind and amount of securities at the original exercise price which the holder would have received if such event has not taken place. The Strategic Warrant also contains a cashless exercise provision providing that payment of the exercise price may be made by surrendering to the Company that number of shares of Common Stock having a fair market value equal to the exercise price. The Strategic Warrant also provides certain “piggyback” registration rights whereby the Company is required to provide prior written notice to Strategic of its intention to file a registration statement under the Securities Act and upon the request of Strategic to include those registrable shares underlying the Strategic Warrant in such registration statement. Pursuant to the terms of the Merger Agreement, the Strategic Warrant is to be exercised prior to the Merger and Reverse Split.

          During December 2005, Strategic agreed to convert $1,500,000 of the then current $1,638,000 balance on the JJFN Judgment into 15,000,000 shares of Common Stock of the Company, which shares were issued to Strategic during March 2006.

           On July 9, 2007, we entered into a written management agreement with Strategic to provide various services to the Company in exchange for a monthly management fee of $500, which has been accrued and not paid.

WHERE YOU CAN FIND MORE INFORMATION

          We file public reports under the reporting requirements of the Exchange Act. You can review all the public reports we have filed at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. The registration statement, as well as any other information electronically filed by the Company, is also available electronically on the World Wide Web at http://www.sec.gov.

          Upon written request of any stockholder to our President, David Miller, at 1801 North Military Trail, Suite 203, Boca Raton, FL 33431, copies of our public reports will be provided without charge.

By Order of the Board of Directors

/s/ David Miller

David Miller, President

Boca Raton, Florida
February 6, 2009

ALL AMERICAN HOME PRODUCTS, LLC AND SUBSIDIARIES
FINANCIAL STATEMENTS
DECEMBER 31, 2007 (CONSOLIDATED) AND 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Members of
All American Home Products, LLC

We have audited the accompanying balance sheets of All American Home Products, LLC and Subsidiaries (“the Company”) as of December 31, 2007 (consolidated) and 2006, and the related statements of operations, members’ deficit and cash flows for the year ended December 31, 2007 (consolidated) and for the periods from January 1, 2006 to October 31, 2006 (Predecessor) and November 1, 2006 to December 31, 2006 (Successor). These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of All American Home Products, LLC and Subsidiaries as of December 31, 2007 and the results of its operations, changes in members’ deficit and cash flows for the year ended December 31, 2007 and for the periods from January 1, 2006 to October 31, 2006 (Predecessor) and November 1, 2006 to December 31, 2006 (Successor), in conformity with accounting principles generally accepted in the United States of America.

In notes 3, 8(D), 9(A) and 11(C), the Company reports its liquidity matters, which reflect numerous negative financial indicators, default on convertible debt and related accrued interest, litigation and primary product supplier information.

Berman & Company, P.A.

Boca Raton, Florida
January 9, 2009

551 NW 77th Street, Suite 107 - Boca Raton, FL 33487
Phone (561) 864-4444 — Fax: (561) 892-3715
www.bermancpas.com - info@bermancpas.com
Registered with the PCAOB — Member AICPA Center for Audit Quality
Member American Institute of Certified Public Accountants
Member Florida Institute of Certified Public Accountants

All American Home Products, LLC and Subsidiaries
Balance Sheets

	December 31, 2007	December 31, 2006

	(Consolidated)
ASSETS
Current Assets
Cash	$351,258	$75,787
Accounts receivable, net of allowance of $738,329 and $94,723	651,229	86,175
Inventory	253,670	136,769
Prepaid expenses	9,820	4,252

Total Current Assets	1,265,977	302,983

Property and equipment, net of accumulated depreciation of $75,548 and $8,754, respectively	255,804	67,860

Other Assets
Goodwill	—	206,270
Intangible assets, net	1,557,896	1,901,043
Debt issue costs, net of accumulated amortization of $482,402 and $13,625	165,888	68,125
Other	39,819	10,506

Total Other Assets	1,763,603	2,185,944

Total Assets	$3,285,384	$2,556,787

LIABILITIES AND MEMBERS’ DEFICIT

Current Liabilities
Accounts payable	$930,988	$291,105
Accrued expenses	39,606	6,626
Customer deposits	155,855	2,259,342
Installment notes	69,411	—
Note payable - related party	—	92,816

Total Current Liabilities	1,195,860	2,649,889

Long-Term Liabilities
Convertible notes payable	4,958,000	600,000
Accrued interest payable - convertible notes payable	424,543	5,556
Installment notes	98,656	—

Total Long-Term Liabilities	5,481,199	605,556

Total Liabilities	6,677,059	3,255,445

Commitments and Contingencies (See Note 9)

Total Members’ Deficit	(3,391,675)	(698,658)

Total Liabilities and Members’ Deficit	$3,285,384	$2,556,787

See accompanying notes to financial statements

2

All American Home Products, LLC and Subsidiaries
Statements of Operations

		For the Period from

	For the Year Ended December 31, 2007	January 1, 2006 October 31, 2006	November 1, 2006 December 31, 2006

	(Consolidated)	(Predecessor)	(Successor)
Sales - net	$13,191,912	$5,437,785	$457,596

Cost of Sales	8,083,463	5,662,100	596,286

Gross Profit (Loss)	5,108,449	(224,315)	(138,690)

Operating Expenses
General and administrative	5,315,523	789,598	501,005
Payroll and contract services	2,677,573	136,959	60,627

Total Operating Expenses	7,993,096	926,557	561,632

Loss from Operations	(2,884,647)	(1,150,872)	(700,322)

Other Income (Expense)
Interest and other income	50,874	65,604	—
Interest expense - related party	—	—	(2,907)
Interest expense - other	(430,525)	(921)	(18,261)

Total Other Income (Expense), Net	(379,651)	64,683	(21,168)

Net Loss	($3,264,298)	($1,086,189)	($721,490)

See accompanying notes to financial statements

3

All American Home Products, LLC and Subsidiaries
Statements of Changes in Members’ Deficit
For the Years ended December 31, 2007 (Consolidated) and 2006

Total

Balance, December 31, 2005	$(1,715,133)

Sale of 50% interest in SSLLC for cash to former CEO	400,000

Assumption of contributed net liabilities of SSI	2,424,154

Net loss, 2006 - predecessor	(1,086,189)

Net loss, 2006 - successor	(721,490)

Balance, December 31, 2006	(698,658)

Assumption of contributed net liabilities of CKAC	209,000

Membership units issued to former CEO for compensation	362,281

Net loss, 2007	(3,264,298)

Balance, December 31, 2007	$(3,391,675)

See accompanying notes to financial statements

4

All American Home Products, LLC and Subsidiaries
Statements of Cash Flows

		For the Period from

	For the Year Ended December 31, 2007	January 1, 2006 October 31, 2006	November 1, 2006 December 31, 2006

	(Consolidated)	(Predecessor)	(Successor)
Cash Flows From Operating Activities:
Net loss	($3,264,298)	($1,086,189)	($721,490)
Adjustments to reconcile net loss to net cash used in operations
Amortization of debt issue costs	468,777	—	13,625
Amortization of sales contract intangible, customer relationships and non compete agreements	2,175,467	—	316,841
Bad debt allowance	573,474	78,936	15,787
Depreciation	67,617	5,429	1,735
Impairment loss - goodwill	206,270	—	—
Member units issued for compensation	362,281	—	—
Changes in operating assets and liabilities:
(Increase) decrease in:
Accounts receivable	(23,868)	(304,418)	139,838
Inventory	121,377	(33,653)	(103,116)
Prepaid expenses and other	4,161	(10,506)	(4,252)
Increase (decrease) in:
Accounts payable	(1,536,851)	122,983	(16,659)
Accrued expenses	390,492	—	12,182
Customer deposits	(2,484,759)	740,384	(29,409)

Net Cash Used In Operations	(2,939,860)	(487,034)	(374,918)

Cash Flows From Investing Activities:
Cash acquired in acquisition of CKAC	122,835	—	—
Purchase of equipment	(10,070)	(34,667)	(26,048)

Net Cash Provided By (Used In) Investing Activities	112,765	(34,667)	(26,048)

Cash Flows From Financing Activities:
Cash overdraft	—	21,701	(34,313)
Cash paid for debt issue costs	(566,540)	—	(81,750)
Proceeds from convertible notes payable	4,358,000	—	600,000
Repayments on installment notes	(43,470)	—	—
Proceeds from note payable - related party	—	100,000	—
Repayments on note payable - related party	(92,816)	—	(7,184)
Repayments on lines of credit	(446,213)	—	—
Repayments of loans payable - related parties	(106,395)	—	—
Proceeds from issuance of member units - former CEO	—	400,000	—

Net Cash Provided By Financing Activities	3,102,566	521,701	476,753

Net Increase in Cash	275,471	—	75,787

Cash - beginning of year	75,787	—	—

Cash - end of year	$351,258	$—	$75,787

Supplemental disclosure of cash flow information:

Cash paid for interest	$11,538	$—	$16,441

Cash paid for taxes	$—	$—	$—

Supplemental disclosure of non-cash investing and financing activities:

Assumption of contributed net liabilities of SSI (See Note 4(A))		$—	$2,424,154

Assumption of net liabilities and payment of CKAC shares (See Note 4(B))	$209,000	$—	$—

See accompanying notes to financial statements

5

All American Home Products, LLC and Subsidiaries
Notes to Financial Statements
December 31, 2007 (Consolidated) and December 31, 2006

Note 1 Organization and Nature of Operations

All American Home Products, LLC (“AAHP” or “All American”) is a manufacturer, supplier and installer of hurricane protection products. AAHP’s products are produced with heavy-duty aluminum to provide protection from hurricane-force winds and wind-borne debris by maintaining their structural integrity and preventing penetration by impacting objects. Hurricane shutters satisfy increasingly stringent building codes in hurricane-prone coastal states. AAHP manufactures products in a wide variety of styles, including 1) accordion, 2) bahama awnings, 3) hinged and hurricane panels and 4) roll ups. AAHP also manufactures and installs sliding panels used for enclosing porches. The products are sold to both the residential new construction and home repair and remodeling markets.

On March 31, 2004, Shutter and Screen Supply, Inc. (“SSI”) (“Predecessor”) was incorporated in the state of Florida. SSI began operations in 2005. On November 10, 2006, effective for financial accounting purposes October 31, 2006, SSI contributed net liabilities to a newly formed entity called Shutter and Screen Supply, LLC (“SSLLC”) (“Successor”) (See Note 4). SSLLC was incorporated in the state of Florida on September 15, 2006. On December 19, 2006, SSLLC completed a name change to All American Home Products, LLC.

AAHP created an acquisition subsidiary, CK Acquisition Corporation (“CKAC”) to effect a business combination with CK Products, Inc. (“CK East”) and CK Products West, Inc. (“CK West”). CKAC was incorporated in the state of Delaware on May 7, 2007. After the acquisition was completed, CKAC changed its name to CK Home Products, Inc. (“CKHP”)

Both of AAHP’s business combinations are discussed in Note 4.

Note 2 Summary of Significant Accounting Policies

Basis of Presentation

SSI constitutes a predecessor company whose operations were assumed and continued by SSLLC, now known as All American. Accordingly, the accompanying financial statements include the balance sheet of All American at December 31, 2006. The statements of operations and cash flows of SSI are reflected for the period from January 1, 2006 to October 31, 2006. The statements of operations and cash flows for All American are for the period from November 1, 2006 to December 31, 2006.

6

All American Home Products, LLC and Subsidiaries
Notes to Financial Statements
December 31, 2007 (Consolidated) and December 31, 2006

Principles of Consolidation

At December 31, 2007, the consolidated financial statements include the accounts of AAHP and CKHP. The financial statements for 2006 are those solely of AAHP. The consolidated entities will hereinafter be referred to as the “Company.” All significant intercompany accounts and transactions have been eliminated in consolidation.

Risks and Uncertainties

The Company operates in an industry that is in a state of rapid decline as a result of the mortgage and credit crises occurring in the United States. The Company’s operations are subject to significant risk and uncertainties including financial, operational, technological, regulatory and other risks, including the potential risk of business failure.

The Company has experienced, and in the future expects to continue to experience, variability in sales and earnings. The factors expected to contribute to this variability include, among others, (i) the cyclical nature of the homebuilding industry and the home repair and remodeling sector, (ii) general economic conditions in the various local markets in which the Company competes, (iii) the installation schedules of the Company’s customers could be delayed, which could directly affect the Company’s cash flows, (iv) the effects of the weather, and (v) the volatility of prices of aluminum and glass. These factors, among others, make it difficult to project the Company’s operating results on a consistent basis.

Use of Estimates

The preparation of financial statements in conformity with U. S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Significant estimates during 2007 and 2006 include an allowance for doubtful accounts receivable, valuation of inventory on hand, depreciable lives of property, estimated useful life of intangibles and related amortization of these intangibles.

In 2008, the Company had significant estimates pertaining to the fair value of derivative financials instruments. (See Note 11)

Cash and Cash Equivalents

For the purpose of the Statements of Cash Flows, the Company considers all highly liquid investments with original maturities of three months or less at the time of purchase to be cash equivalents. At December 31, 2007 and 2006, the Company had no cash equivalents.

7

All American Home Products, LLC and Subsidiaries
Notes to Financial Statements
December 31, 2007 (Consolidated) and December 31, 2006

The Company minimizes its credit risk associated with cash by periodically evaluating the credit quality of its primary financial institution. The balance at times may exceed federally insured limits. At December 31, 2007 and 2006, there were no balances that exceeded the federally insured limit.

Accounts Receivable and Allowance for Doubtful Accounts

Accounts receivable represents normal trade obligations from customers that are subject to normal trade collection terms, without discounts or rebates. The Company periodically evaluates the collectibility of its accounts receivable and considers the need to establish an allowance for doubtful accounts based upon historical collection experience and specifically identifiable information about customers. Accordingly, the actual amounts could vary from the recorded allowances. The Company does not charge interest on past due receivables. Receivables are determined to be past due based on payment terms of original invoices.

Inventory

Inventory consists of raw materials and finished goods, principally consisting of impact glass, windows, window frames, patio doors, shutters, and related accessories.

The Company did not record work in process for the years ended December 31, 2007 and 2006, respectively, as all customer orders were completed and ready for installation at each year end. All products are unique and made-to-order. Inventory is stated at the lower of cost or market, determined by the first-in, first-out (FIFO) method. Market is determined based on the net realizable value, with appropriate consideration given to obsolescence, excessive levels, deterioration, and other factors. The Company provides for inventory write-downs to net realizable value based on management’s assessment of potentially obsolete inventories, determined primarily through specific identification and consideration of prevailing economic and industry demand conditions.

For the years ended December 31, 2007 and 2006, respectively, the Company did not record any write-downs to net realizable value for obsolescence.

Property and Equipment

Property and equipment is stated at cost, less accumulated depreciation on a straight-line basis over the estimated useful lives, which ranges from five to seven years. Maintenance and repairs are charged to operations when incurred. Betterments and renewals are capitalized when deemed material. When property and equipment are sold or otherwise disposed of, the asset account and related accumulated depreciation account are relieved, and any gain or loss is included in operations.

8

All American Home Products, LLC and Subsidiaries
Notes to Financial Statements
December 31, 2007 (Consolidated) and December 31, 2006

Intangible Assets

In accordance with the acquisitions of SSI in 2006 and CKHP in 2007, the Company recorded finite life intangibles for the estimated value of sales contracts, customer relationships and non-compete agreements. These intangibles are amortized over their estimated useful lives.

SFAS No. 142, “Goodwill and Other Intangibles”, requires that goodwill not be amortized but, instead, assessed at least annually for impairment and expensed against earnings as a noncash charge if the estimated fair value of a reporting unit is less than its carrying value, including goodwill.

Impairment of Long-Lived Assets

In accordance with Statement of Financial Statements (“SFAS”) No. 144, Accounting for Impairment or Disposal of Long-Lived Assets, the Company carries long-lived assets at the lower of the carrying amount or fair value. Impairment is evaluated by estimating future undiscounted cash flows expected to result from the use of the asset and its eventual disposition. If the sum of the expected undiscounted future cash flow is less than the carrying amount of the assets, an impairment loss is recognized. Fair value, for purposes of calculating impairment, is measured based on estimated future cash flows, discounted at a market rate of interest.

Debt Issue Costs

The Company has paid debt issue costs in connection with raising funds through the issuance of convertible debt. These costs are amortized over the life of the debt to interest expense.

Fair Value of Financial Instruments

The carrying amounts of the Company’s short-term financial instruments, including accounts receivable, inventory, prepaid expenses, accounts payable, accrued expenses, customer deposits, and certain installment notes, approximate fair value due to the relatively short period to maturity for these instruments.

Beneficial Conversion Feature

The convertible feature of the convertible notes did not provide for a rate of conversion that is below market value. If it were to exist, this feature would normally be characterized as a “beneficial conversion feature” (“BCF”). Pursuant to Emerging Issues Task Force Issue No. 98-5 (“EITF 98-5”), “Accounting For Convertible Securities with Beneficial Conversion Features or Contingently Adjustable Conversion Ratio” and EITF Issue No. 00-27, “Application of EITF Issue No. 98-5 to Certain Convertible Instruments,” If the Company were to record a BCF, the relative fair value of the BCF would be recorded as a discount from the face amount of the respective debt instrument. The discount would be amortized to interest expense over the life of the debt. At each issuance date, the convertible debt instruments had a conversion rate per unit in excess of the market price per share. (See Note 11)

9

All American Home Products, LLC and Subsidiaries
Notes to Financial Statements
December 31, 2007 (Consolidated) and December 31, 2006

Derivative Financial Instruments

Pursuant to SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities,” as amended, the Company reviews all convertible debt instruments for the existence of an embedded conversion option, which may require bifurcation, fair value accounting and a related mark to market adjustment at each reporting period end date. In addition, under the provisions of EITF Issue No. 00-19, “Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in a Company’s Own Stock,” and related guidance, the Company may be required to classify certain stock equivalents issued in connection with the underlying debt instrument as derivative liabilities.

In determining the appropriate fair value, the Company uses the Black-Scholes option-pricing model. In assessing convertible debt instruments, management first reviews the guidance of EITF No.’s 98-5, 00-27 and 05-2 as well as SFAS No. 150 to determine if the convertible debt host instrument is conventional convertible debt and further if there is a beneficial conversion feature requiring measurement. If the instrument is not considered conventional convertible debt, the Company will continue its evaluation process of these instruments as derivative financial instruments.

Once determined, derivative liabilities are adjusted to reflect fair value at each reporting period end, with any increase or decrease in the fair value being recorded in results of operations as an adjustment to fair value of derivatives. In addition, the fair value of freestanding derivative instruments such as warrants, are also valued using the Black-Scholes option-pricing model. In assessing the nature of a financial instrument as freestanding, the Company has applied the guidance pursuant to EITF No.’s 00-19. Finally, the Company will apply the related guidance in EITF No.’s 00-19-2 and 05-4 as well as SFAS No. 5 when determining the existence of liquidated damage provisions.

Minority Interest

At May 31, 2007, the effective date of the CKHP acquisition, AAHP owned approximately 88% of CKAC, which owned 100% of CKHP. Under current generally accepted accounting principles, when losses applicable to the minority interest in a subsidiary exceed the minority interest in the equity capital of the subsidiary, the excess is not charged to the minority interest since there is no obligation of the minority interest to make good on such losses. As this acquisition resulted in CKHP assuming net liabilities of $3,383,626, no minority interest was recorded at the date of acquisition. If future earnings do materialize, CKHP’s minority interest will be credited to the extent of such losses previously absorbed by the Company. For financial reporting purposes, minority interest will not be presented until the minority’s share of profit exceeds its deficit.

10

All American Home Products, LLC and Subsidiaries
Notes to Financial Statements
December 31, 2007 (Consolidated) and December 31, 2006

Revenue Recognition

The Company follows the guidance of the Securities and Exchange Commission’s Staff Accounting Bulletin No. 104 for revenue recognition. The Company records revenue when all of the following have occurred: (1) persuasive evidence of an arrangement exists, (2) the product is installed, (3) the sales price to the customer is fixed or determinable, and (4) collectibility is reasonably assured. Revenue is earned upon the installation of product. There is no stated right of return for installed products, however, these items are under warranty.

Cost of Sales

Cost of sales represents costs directly related to the production and installation of the Company’s products. Primary costs include raw materials, direct labor, payroll, commissions and rental charges.

Warranty

The Company warrants most of its products for a period ranging from 1 to 10 years from the installation date. The Company has not recorded any warranty obligations since there is no history of customers exercising a warranty claim.

When a history has developed, or a predictable pattern can be identified, the Company, based on management’s assessment, will accrue an estimated liability based on factors such as the cost per service call and the number of service calls expected to be incurred to satisfy warranty obligations on recorded net sales.

Income Taxes

The Company elected to be taxed as a pass-through limited liability company under the Internal Revenue Code and was not subject to federal and state income taxes; accordingly, no provision had been made.

Advertising

In accordance with Accounting Standards Executive Committee Statement of Position 93-7, (“SOP 93-7”) costs incurred for producing and communicating advertising of the Company, are charged to operations as incurred.

Advertising expense for the years ended December 31, 2007 and 2006 was $157,397 and $212,740, respectively.

11

All American Home Products, LLC and Subsidiaries
Notes to Financial Statements
December 31, 2007 (Consolidated) and December 31, 2006

Segment Information

The Company follows Statement of Financial Accounting Standards No. 131, “Disclosures about Segments of an Enterprise and Related Information.” During 2007 and 2006, respectively, the Company only operated in one segment; therefore, segment information has not been presented. 100% of all sales were generated from the State of Florida.

Stock-Based Compensation

All share-based payments to employees is recorded and expensed in the statement of operations as applicable under SFAS No. 123R “Share-Based Payment”.

Non-Employee Stock Based Compensation

Stock-based compensation awards issued to non-employees for services will be recorded at either the fair value of the services rendered or the instruments issued in exchange for such services, whichever is more readily determinable, using the measurement date guidelines enumerated in Emerging Issues Task Force Issue EITF No. 96-18, “Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services” (“EITF 96-18”). For the years ended December 31, 2007 and 2006, respectively, the Company has not issued any stock based compensation to third parties.

Recent Accounting Pronouncements

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements”, which clarifies the principle that fair value should be based on the assumptions that market participants would use when pricing an asset or liability. It also defines fair value and established a hierarchy that prioritizes the information used to develop assumptions. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The adoption of SFAS No. 157 is not expected to have a material effect on its financial position, results of operations or cash flows.

On February 15, 2007, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities — Including an Amendment of FASB Statement No. 115” (“SFAS 159”). This standard permits an entity to measure financial instruments and certain other items at estimated fair value. Most of the provisions of SFAS No. 159 are elective; however, the amendment to FASB No. 115, “Accounting for Certain Investments in Debt and Equity Securities,” applies to all entities that own trading and available-for-sale securities. The fair value option created by SFAS 159 permits an entity to measure eligible items at fair value as of specified election dates. The fair value option (a) may generally be applied instrument by instrument, (b) is irrevocable unless a new election date occurs, and (c) must be applied to the entire instrument and not to only a portion of the instrument. SFAS 159 is effective as of the beginning of the first fiscal year that begins after November 15, 2007. Early adoption is permitted as of the beginning of the previous fiscal year provided that the entity (i) makes that choice in the first 120 days of that year, (ii) has not yet issued financial statements for any interim period of such year, and (iii) elects to apply the provisions of FASB 157. Management is currently evaluating the impact of SFAS 159, if any, on the Company’s financial statements. The adoption of SFAS No. 159 is not expected to have a material effect on its financial position, results of operations or cash flows.

12

All American Home Products, LLC and Subsidiaries
Notes to Financial Statements
December 31, 2007 (Consolidated) and December 31, 2006

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements, an amendment of Accounting Research Bulletin No 51” (“SFAS 160”). SFAS 160 establishes accounting and reporting standards for ownership interests in subsidiaries held by parties other than the parent, changes in a parent’s ownership of a noncontrolling interest, calculation and disclosure of the consolidated net income attributable to the parent and the noncontrolling interest, changes in a parent’s ownership interest while the parent retains its controlling financial interest and fair value measurement of any retained noncontrolling equity investment. SFAS 160 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. Early adoption is prohibited. The adoption of SFAS No. 160 is not expected to have a material effect on the Company’s financial position, results of operations or cash flows.

In December 2007, the FASB issued SFAS 141R, “Business Combinations” (“SFAS 141R”), which replaces FASB SFAS 141, “Business Combinations”. This Statement retains the fundamental requirements in SFAS 141 that the acquisition method of accounting be used for all business combinations and for an acquirer to be identified for each business combination. SFAS 141R defines the acquirer as the entity that obtains control of one or more businesses in the business combination and establishes the acquisition date as the date that the acquirer achieves control. SFAS 141R will require an entity to record separately from the business combination the direct costs, where previously these costs were included in the total allocated cost of the acquisition. SFAS 141R will require an entity to recognize the assets acquired, liabilities assumed, and any non-controlling interest in the acquired at the acquisition date, at their fair values as of that date. This compares to the cost allocation method previously required by SFAS No. 141. SFAS 141R will require an entity to recognize as an asset or liability at fair value for certain contingencies, either contractual or non-contractual, if certain criteria are met. Finally, SFAS 141R will require an entity to recognize contingent consideration at the date of acquisition, based on the fair value at that date. This Statement will be effective for business combinations completed on or after the first annual reporting period beginning on or after December 15, 2008. Early adoption of this standard is not permitted and the standards are to be applied prospectively only. Upon adoption of this standard, there would be no impact to the Company’s results of operations and financial condition for acquisitions previously completed. The adoption of SFAS No. 141R is not expected to have a material effect on the Company’s financial position, results of operations or cash flows.

13

All American Home Products, LLC and Subsidiaries
Notes to Financial Statements
December 31, 2007 (Consolidated) and December 31, 2006

In January 2008, the SEC released SAB No. 110, which amends SAB No. 107 which provided a simplified approach for estimating the expected term of a “plain vanilla” option, which is required for application of the Black-Scholes option pricing model (and other models) for valuing share options. At the time, the Staff acknowledged that, for companies choosing not to rely on their own historical option exercise data (i.e., because such data did not provide a reasonable basis for estimating the term), information about exercise patterns with respect to plain vanilla options granted by other companies might not be available in the near term; accordingly, in SAB No. 107, the Staff permitted use of a simplified approach for estimating the term of plain vanilla options granted on or before December 31, 2007. The information concerning exercise behavior that the Staff contemplated would be available by such date has not materialized for many companies. Thus, in SAB No. 110, the Staff continues to allow use of the simplified rule for estimating the expected term of plain vanilla options until such time as the relevant data becomes widely available. The Company does not expect its adoption of SAB No. 110 to have a material impact on its financial position, results of operations or cash flows.

In March 2008, the FASB issued SFAS No. 161 “Disclosures about Derivative Instruments and Hedging Activities—An Amendment of FASB Statement No. 133.” (“SFAS 161”). SFAS 161 establishes the disclosure requirements for derivative instruments and for hedging activities with the intent to provide financial statement users with an enhanced understanding of the entity’s use of derivative instruments, the accounting of derivative instruments and related hedged items under Statement 133 and its related interpretations, and the effects of these instruments on the entity’s financial position, financial performance, and cash flows. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2008. The Company does not expect its adoption of SFAS 161 to have a material impact on its financial position, results of operations or cash flows.

In April 2008, the FASB issued FASB Staff Position (“FSP”) SFAS No. 142-3, “Determination of the Useful Life of Intangible Assets”. This FSP amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under FASB Statement No. 142, “Goodwill and Other Intangible Assets” (“SFAS 142”). The intent of this FSP is to improve the consistency between the useful life of a recognized intangible asset under SFAS 142 and the period of expected cash flows used to measure the fair value of the asset under SFAS 141R, and other GAAP. This FSP is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. Early adoption is prohibited. The Company is currently evaluating the impact of SFAS FSP 142-3, but does not expect the adoption of this pronouncement will have a material impact on its financial position, results of operations or cash flows.

14

All American Home Products, LLC and Subsidiaries
Notes to Financial Statements
December 31, 2007 (Consolidated) and December 31, 2006

In May 2008, the FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” (“SFAS 162”). SFAS 162 identifies the sources of accounting principles and the framework for selecting principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles in the United States. This statement is effective 60 days following the SEC’s approval of the Public Company Accounting Oversight Board’s amendments to AU section 411, The Meaning of Present Fairly in Conformity with Generally Accepted Accounting Principles. The Company is currently evaluating the impact of SFAS 162, but does not expect the adoption of this pronouncement will have a material impact on its financial position, results of operations or cash flows.

In October 2008, the FASB issued FSP FAS 157-3, “Determining the Fair Value of a Financial Asset When the Market For That Asset Is Not Active” (“FSP FAS 157-3”), with an immediate effective date, including prior periods for which financial statements have not been issued. FSP FAS 157-3 amends FAS 157 to clarify the application of fair value in inactive markets and allows for the use of management’s internal assumptions about future cash flows with appropriately risk-adjusted discount rates when relevant observable market data does not exist. The objective of FAS 157 has not changed and continues to be the determination of the price that would be received in an orderly transaction that is not a forced liquidation or distressed sale at the measurement date. The adoption of FSP FAS 157-3 is not expected to have a material effect on the Company’s financial position, results of operations or cash flows.

Other accounting standards have been issued or proposed by the FASB or other standards-setting bodies that do not require adoption until a future date and are not expected to have a material impact on the financial statements upon adoption.

Note 3 Liquidity

As reflected in the accompanying financial statements, the Company has a net loss of $3,264,298 and net cash used in operations of $2,939,860 for the year ended December 31, 2007; and has a working capital deficit of $70,117 and members’ deficit of $3,391,675.

The recoverability of recorded property and equipment, intangible assets, and other asset amounts shown in the accompanying financial statements is dependent upon the Company’s ability to continue as a going concern and to achieve a level of profitability.

The ability of the Company to continue its operations is dependent on Management’s plans, which include the raising of capital through debt and/or equity markets with some additional funding from other traditional financing sources, including term notes, until such time that funds provided by operations are sufficient to fund working capital requirements.

15

All American Home Products, LLC and Subsidiaries
Notes to Financial Statements
December 31, 2007 (Consolidated) and December 31, 2006

The Company will require additional funding to finance the growth of its current and expected future operations as well as to achieve its strategic objectives. Effective January 1, 2009, the Company is in default on its outstanding convertible notes and related accrued interest (See Note 8(D)). In November 2008, the Company’s principal supplier of products cut the Company off due to non-payment of outstanding invoices (See Note 11(C)).

The Company believes its current available cash along with anticipated revenues may be insufficient to meet its cash needs for the near future. There can be no assurance that financing will be available in amounts or terms acceptable to the Company, if at all. In June 2007, the Company effected a business combination with CKHP (See Note 4). The Company believes that the window and impact glass business will provide future positive cash flows

Note 4 Business Combinations

The Company determines and allocates the purchase price of an acquired entity to the tangible and intangible assets acquired and liabilities assumed as of the business combination date in accordance with Financial Accounting Standards Board Statement No. 141, “Business Combinations” (“FASB No. 141”). The purchase price allocation process requires management to make significant estimates and assumptions, including fair value estimates as of the business combination date.

While the Company uses its best estimates and assumptions as part of the purchase price allocation process to accurately value assets acquired and liabilities assumed at the business combination date, estimates and assumptions are inherently uncertain and subject to refinement. As a result, during the purchase price allocation period, which is generally one year from the business combination date, the Company may record adjustments to the assets acquired and liabilities assumed, with the corresponding offset to intangible assets. Neither of the Company’s two acquisitions resulted in a change in the allocation of the purchase price from the initial assessment.

(A) Acquisition of SSI by SSLLC

On November 10, 2006, effective October 31, 2006, the Company entered into an Asset Purchase Agreement (“APA”) to acquire all operating assets, customer deposit liabilities and certain other liabilities of SSI/Predecessor. The purchase was made for the purpose of continuing the Predecessor’s business, but with the skills of new management.

Upon the creation of Successor, the Company sold a 50% ownership interest to the Company’s then Chief Executive Officer for $400,000. An additional 50% was granted to the then Chief Executive Officer of the Predecessor in connection with the contribution of net liabilities into the newly formed Successor entity. Each 50% ownership interest represented 250 member units.

16

All American Home Products, LLC and Subsidiaries
Notes to Financial Statements
December 31, 2007 (Consolidated) and December 31, 2006

Pursuant to S.E.C Regulation S-X, Rule 11-01(d) and EITF No. 98-3, “Determining Whether a Nonmonetary Transaction Involves the Receipt of Productive Assets or of a Business”, it was determined that the formation of SSLLC and subsequent assumption of net liabilities from SSI represented the acquisition of a business. The transferred set of assets contained all of the necessary inputs, processes and outputs to conduct normal operations, including the ability to sustain a revenue stream.

Also, pursuant to EITF No. 02-17, “Recognition of Customer Relationship Intangible Assets Acquired in a Business Combination”, it was determined that the customer contracts and related customer relationships arose from contractual rights. Therefore, these rights met the contractual-legal criterion. These intangibles are required to be recognized separate from goodwill and amortized.

The acquisition of SSI was accounted for using the purchase method of accounting under FASB No. 141. For the year ended December 31, 2006, the statement of operations includes the activity of the successor from the date of acquisition on October 31, 2006. The purchase price, which was equivalent to the assumption of net liabilities, exceeded the fair value of the assets acquired and liabilities assumed. The excess of $2,424,154 was allocated first to identifiable intangible assets including sales contracts and then to goodwill. Identifiable intangible assets were recorded at $2,217,884 and goodwill was recorded at $206,270.

Accordingly, the purchase price was allocated as follows:

Current Assets	$296,169
Other Assets	10,506
Current Liabilities	(2,730,829)

Purchase price (assumption of net liabilities)	$2,424,154

(1)	Allocation of Intangibles

(A) Customer Sales Contracts

In determining the fair value of the customer sales contracts acquired, the Company followed the guidance of SFAS No. 142. The Company’s recorded carrying value, of $2,217,884, was less than the projected aggregate undiscounted cash flows totaling $2,436,169. Undiscounted cash flows were determined by a summary of sales contracts acquired less the costs required to satisfy operational expenses. As a result, no impairment loss was required and the asset was deemed fully recoverable. The Company amortized the intangible over its estimated useful life of fourteen months.

For the years ended December 31, 2007 and 2006, the Company recorded amortization of $1,901,043 and $316,841, respectively. This intangible was fully amortized at December 31, 2007.

17

All American Home Products, LLC and Subsidiaries
Notes to Financial Statements
December 31, 2007 (Consolidated) and December 31, 2006

(B) Goodwill

In determining the fair value of the goodwill acquired, the Company followed the guidance of SFAS No. 142. The Company’s recorded carrying value of $206,270 was less than its fair value of $318,734. Fair value was determined by taking expected future undiscounted cash flows of $376,106 and applying a discount rate of 18%. The present value of the discounted cash flows ($318,734) exceeds the carrying amount; therefore, no impairment was required.

During the year ended December 31, 2007, the Company determined this goodwill was non-recoverable due to the downturn in the economy and related market for hurricane shutters. The Company recorded impairment of goodwill of $206,270. In the accompanying statement of operations, the impairment loss has been included as a component of general and administrative expense.

(2)	Pro Forma Financial Information

The Company has followed the guidance of SFAS No. 141, however, pro forma financial information is not being provided. Since the Successor continued with the Predecessor’s business operations, the financial statements presented already include the Company’s results of operations during all periods. The Successor had no prior operations; therefore, no additional disclosure would be required as the end of the Predecessor was the commencement of the Successor.

(B)	Acquisition of CKHP by AAHP

On June 13, 2007, effective May 31, 2007, AAHP’s subsidiary acquired CKHP, entities under common control. The acquisition was pursuant to an Asset Purchase Agreement (“APA”) to acquire all operating assets and certain other liabilities of CKHP. The purchase was made for the purpose of acquiring a company with impact window and door distribution capability to both residential home builders and commercial new construction projects. CKHP entered the window replacement market in 2008. The financial results of CKHP since the date of acquisition are included in the consolidated financial statements at December 31, 2007.

CKAC issued 2,500,000 shares of common stock to acquire CKHP. Management, with the assistance of an independent party concluded that, since the Company had a pending transaction scheduled for February 2008, (since postponed to February 2009), for a reverse merger to be treated as a recapitalization, the post transaction share exchange would need to be determined in order to arrive at a fair value for this issuance as that would provide the best available evidence of fair value. At the time of the issuance, the post transaction shares were computed at a conversion ratio of 1.2192383 shares (3,048,096 equivalent shares) pursuant to a letter of intent amongst the Company and the targeted public shell. The independent party then advises to divide the previously determined fair value of $0.0836/share by 1.2192383 to arrive at a fair value of $0.0686/share. The computed value of 3,048,096 shares multiplied by $0.0686/share derives a fair value of approximately $209,000 for the 2,500,000 shares issued by CKAC. In addition, the Company assumed liabilities of approximately $3,384,000.

18

All American Home Products, LLC and Subsidiaries
Notes to Financial Statements
December 31, 2007 (Consolidated) and December 31, 2006

Pursuant to S.E.C Regulation S-X, Rule 11-01(d) and EITF No. 98-3, “Determining Whether a Nonmonetary Transaction Involves the Receipt of Productive Assets or of a Business”, it was determined that the acquisition of CKHP represented the acquisition of a business. The transferred set of assets contained all of the necessary inputs, processes and outputs to conduct normal operations, including the ability to sustain a revenue stream.

Also, pursuant to EITF No. 02-17, “Recognition of Customer Relationship Intangible Assets Acquired in a Business Combination”, it was determined that the customer contracts and related customer relationships as well as certain non-compete agreements arose from contractual rights. Therefore, these rights met the contractual-legal criterion. These intangibles are required to be recognized separate from goodwill.

The acquisition of CKHP was accounted for using the purchase method of accounting under FASB No. 141. The purchase price, which was the assumption of net liabilities and the payment of 2,500,000 shares of CKAC common stock, exceeded the fair value of the assets acquired and liabilities assumed. The excess, of $1,832,320, was allocated to identifiable intangible assets of customer relationships and non-compete agreements. There was no allocation for goodwill.

Accordingly, the purchase price was allocated as follows:

Current assets	$1,472,542
Other assets	287,764
Intangible assets	1,832,320
Current liabilities	(2,617,448)
Other liabilities	(766,178)

Purchase price (assumption of net liabilities)	$209,000

(1)	Allocation of Intangibles

(A) Customer Relationships and Non-Compete Agreements

In determining the fair value and potential impairment of the customer relationships and non-compete agreements acquired, the Company followed the guidance of SFAS No. 142. The Company’s recorded carrying value of $1,832,320 was less than the projected aggregate undiscounted cash flows totaling approximately $4,500,000. Undiscounted cash flows for the customer relationships were determined by a summary of the expected future sales contracts acquired less the costs required to satisfy operational expenses. Undiscounted cash flows for the non-compete agreements were determined by a summary of the future salaries to be paid to the three CK executives less the costs required to satisfy operational expenses.

19

All American Home Products, LLC and Subsidiaries
Notes to Financial Statements
December 31, 2007 (Consolidated) and December 31, 2006

           Intangible assets associated with the acquisition of CKHP are as follows:

	Estimated Fair Value	Estimated Useful Life

Customer relationships	$1,730,406	36 - 60 months
Non-compete agreements	101,914	60 months

Total intangible assets acquired	$1,832,320

No impairment losses associated with the CKHP acquisition were required and these intangible assets were deemed fully recoverable at December 31, 2007. The Company is amortizing these intangible assets over their remaining estimated useful lives.

For the year ended December 31, 2007, the Company recorded amortization of $274,424 in connection with the acquisition of CKHP and its related allocation to intangible assets.

(2)	Pro-Forma Financial Information

The following table presents the unaudited pro forma condensed consolidated statement of operations for the five months ended May 31, 2007 and for the year ended December 31, 2006, as if the acquisition of CKHP was consummated on January 1, 2006.

There are no other pro forma adjustments or eliminations required other than the amortization of intangible assets. The unaudited pro forma condensed consolidated statement of operations should be read in conjunction with the accompanying historical financial statements and related notes. The unaudited pro forma information is not necessarily indicative of the consolidated future operating results.

20

All American Home Products, LLC and Subsidiaries
Notes to Financial Statements
December 31, 2007 (Consolidated) and December 31, 2006

Pro-forma results of operations for the five months ended May 31, 2007:

	AAHP (Unaudited)	CKHP (Unaudited)	Pro-Forma Adjustments (Unaudited)	Consolidated (Unaudited)

Sales – net	$3,696,841	$4,179,102		$7,875,943
Cost of sales	2,336,352	2,681,413		5,017,765

Gross profit	1,360,489	1,497,689		2,858,178
Operating expenses	(2,035,574)	(1,884,663)	(196,017)	(4,116,254)

Loss from operations	(675,085)	(386,974)	(196,017)	(1,258,076)
Other expense	—	(61,501)		(61,501)

Net loss	$(675,085)	$(448,475)	$(196,017)	$(1,319,577)

As a component of operating expenses, the Company included the amortization of acquired intangibles totaling $196,017.

Pro-forma results of operations for the year ended December 31, 2006:

	AAHP (Unaudited)	CKHP (Unaudited)	Pro-Forma Adjustments (Unaudited)	Consolidated (Unaudited)

Sales – net	$5,895,381	$19,635,021		$25,530,402
Cost of sales	6,258,386	14,620,273		20,878,659

Gross profit (loss)	(363,005)	5,014,748		4,651,743
Operating expenses	(1,488,189)	(4,908,504)	(470,442)	(6,867,135)

Income (Loss) from operations	(1,851,194)	106,244	(470,442)	(2,215,392)
Other income (expense)	43,515	(45,729)		(2,214)

Net income (loss)	$(1,807,679)	$60,515	$(470,442)	$(2,217,606)

As a component of operating expenses, the Company included the amortization of acquired intangibles totaling $470,442.

In accordance with the acquisition, CKHP entered into employment agreements with three executives. One of the agreements provides for an annual salary of $104,000 for three years; another agreement provides for an annual salary of $93,600 for five years. The third agreement for a five-year term provides for a weekly salary of $6,700 for a maximum of sixteen weeks, and then reduces to $3,000 per week for the balance of the term.

On September 8, 2008, the Company authorized an increase in salary to one of the individuals from $93,600 to $200,000. The Company will also grant stock options upon becoming a public entity.

21

All American Home Products, LLC and Subsidiaries
Notes to Financial Statements
December 31, 2007 (Consolidated) and December 31, 2006

(C) Intangible Assets – Summarized Financial Information

(1)

In connection with the acquisition of SSI, on October 31, 2006, the Company recorded an intangible asset of $2,217,884, relating to the customer sales contracts acquired in connection with the SSI acquisition.

(2)

In connection with the acquisition of CKHP on May 31, 2007, the Company recorded intangible assets of $1,730,406, relating to the customer relationships, and $101,914, relating to the non-compete agreements.

Intangible assets, net of accumulated amortization are as follows at December 31, 2007 and 2006:

	2007	2006

Customer sales contracts – SSI, net of accumulated amortization of $2,217,884 and $31,841, respectively	$—	$1,901,043
Customer relationships, net of accumulated amortization of $262,534 and $0, respectively	1,467,872	—
Non-compete agreements, net of accumulated amortization of $11,890 and $0, respectively	90,024	—

Intangible assets, net of accumulated amortization	$1,557,896	$1,901,043

Amortization expense related to acquired intangibles for the years ended December 31, 2007 and 2006 was $2,175,467 and $316,841, respectively. The estimated aggregate future amortization expense related to the intangible assets is as follows:

Year Ending December 31,

2008	$470,442
2009	470,442
2010	318,807
2011	210,497
2012	87,708

$1,557,896

Note 5 Inventory

Inventory consists of the following at December 31, 2007 and 2006:

	2007	2006

Raw materials	$27,358	$71,349
Finished goods	226,312	65,420

Total	$253,670	$136,769

22

All American Home Products, LLC and Subsidiaries
Notes to Financial Statements
December 31, 2007 (Consolidated) and December 31, 2006

Note 6 Property and Equipment

At December 31, 2007 and 2006, property and equipment consisted of the following:

	2007	2006

Autos and trucks	$213,795	$—
Furniture and equipment	97,833	60,134
Machinery	19,724	16,480

	331,352	76,614
Less: accumulated depreciation	(75,548)	(8,754)

Property and equipment - net	$255,804	$67,860

Note 7 Customer Deposits

The Company receives payments from customers prior to recognizing revenue and may receive partial payments prior to shipment and installation, which are recorded as customer deposit liabilities. The contracts have a three-day right of rescission after signing and receipt of deposit. If the customer decides to cancel the contract after the three-day period, the Company keeps the deposit and records it as other income.

For the years ended December 31, 2007 and 2006, forfeited deposit income was $34,993 and $65,604, respectively.

Note 8 Lines of Credit, Notes Payable – Related Party, Convertible Notes Payable and Debt Issue Cost

(A) Lines of Credit

On May 31, 2007, the effective date of the CKHP acquisition, the Company assumed two lines of credit with a combined balance of $446,213 and a combined maximum borrowing limit of $450,000. These lines of credit were repaid in full during June 2007 and closed during April 2008. Accordingly, there were unused portions of these lines of credit of $450,000 at December 31, 2007.

(B) Notes Payable – Related Party

On October 3, 2006, the Company accepted a loan from its former Chief Executive Officer, as evidenced by a promissory note for $100,000, at an interest rate of 12%. The note was unsecured. Payment was $3,000 per week until all principal and accrued interest was repaid. During 2006, the Company repaid $7,184. The remaining $92,816 was repaid in June 2007.

23

All American Home Products, LLC and Subsidiaries
Notes to Financial Statements
December 31, 2007 (Consolidated) and December 31, 2006

On May 31, 2007, the effective date of the CKHP acquisition, the Company assumed two notes payable to the former majority stockholders of CK West with a combined balance of $106,395. One note was non-interest bearing, unsecured, and due on demand, with a balance of $45,000. The second note bore interest at 8%, was unsecured, and due on December 10, 2009, with a balance of $61,395. Both of these notes payable were repaid in full during June 2007.

These related party transactions are not necessarily indicative of the amounts and terms that would have been incurred had comparable transactions been entered into with independent parties.

(C) Installment Notes

On May 31, 2007, the effective date of the CKHP acquisition, the Company assumed various installment notes on vehicles, with a combined balance of $211,537, which relate to the acquisition of automobiles through 2006. These notes are collateralized by various vehicles and have interest rates ranging from 0% - 8.99%. As of December 31, 2007, the remaining principal balance due by the Company for the installment notes was $168,067.

The following is a schedule by year of the estimated principal payments required by these installment notes based on the amount due as of December 31, 2007:

Year Ending December 31,

2008	$69,411
2009	51,013
2010	33,364
2011	14,279

Total installment notes	168,067
Less: current maturities	69,411

Long-term portion, installment notes	$98,656

(D) Convertible Notes Payable and Debt Issue Cost

During the period from November 29, 2006 through December 13, 2006, the Company issued 7 separate convertible notes payable aggregating $600,000 to unrelated third parties. These notes bore interest at 12% and interest accrued from the date of issuance, and is payable quarterly in arrears, 180 days from issue date. These notes are unsecured. These notes matured one year from their issue date, which ranged from November 29, 2007 to December 13, 2007.

24

All American Home Products, LLC and Subsidiaries
Notes to Financial Statements
December 31, 2007 (Consolidated) and December 31, 2006

During the period from January 2, 2007 through August 10, 2007, the Company issued 13 separate convertible notes payable aggregating $4,358,000 to unrelated third parties. These notes bore interest at 12% and interest accrues from the date of issuance, and are payable quarterly in arrears, 180 days from issue date. These notes are unsecured. These notes originally matured one year from their issue date, which ranges from November 28, 2007 to August 10, 2008.

On January 23, 2008, the Company received executed extension agreements from all of its convertible debt holders extending the maturity date to January 1, 2009. As a result, all convertible debt and related accrued interest has been classified as long-term. As of January 1, 2009, all convertible debt issued during 2007 and 2006 is in default.

These convertible notes are convertible into Membership interests upon the Company filing a Form S-1 registration statement or upon a sale or merger event. The conversion value is fixed at $1.00 per unit. The Company has determined that there is no beneficial conversion feature or embedded derivative financial instruments contained in these convertible notes since the conversion rate ($1/unit) exceeds the market price ($0.0836/share) on the commitment date (see note 4 for valuation). As a result, no fair value adjustments are required.

In connection with issuing these convertible notes, the Company paid financing costs of $566,540 during 2007. These costs are being amortized to interest expense over the one-year term of these notes.

Note 9 Commitments and Contingencies

(A) Litigations, Claims and Assessments

From time to time, the Company may become involved in various lawsuits and legal proceedings, which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm its business.

The Company is currently aware of the following legal proceedings or claims:

Hamp vs. CK Home Products: In December 2008, a complaint was filed by Hamp, as plaintiff and landlord under a lease, against CK West, a wholly owned subsidiary of the Company, seeking damages arising from a breach of lease agreement. The parties are negotiating a settlement of the action for payment of $60,895 plus additional miscellaneous costs and expenses to plaintiff which are nominal.

25

All American Home Products, LLC and Subsidiaries
Notes to Financial Statements
December 31, 2007 (Consolidated) and December 31, 2006

Robert D. Gordon as Receiver of Legisi Marketing, Inc. vs. All American Home Products, LLC: Plaintiff filed a Complaint against the Company in federal court in Michigan on or about December 12, 2008 arising from several convertible promissory notes entered into by the Company with Legisi Marketing, Inc. The Convertible promissory notes were dated March 30, 2007 (in the principal amount of $750,000), May 11, 2007 (in the principal amount of $2,500,000), July 6, 2007 (in the principal amount of $500,000) and August 10, 2007 (in the principal amount of $193,000) (collectively the “Notes”). The Company is in default of these Notes. The Company is seeking to negotiate a forbearance with Plaintiff. There can be no assurance that a forbearance can be accomplished. If a forbearance is not established, the result of any efforts by plaintiff to collect and enforce the judgment would have a material adverse effect on the Company which could cause the Company to seek protection in bankruptcy court or otherwise result in the dissolution of the Company.

(B) Employment Agreement

On June 11, 2007, the Company entered into an Employment Agreement (“Agreement”) with its former Chief Executive Officer and Chairman of the Board of Directors. The Agreement was for an initial five-year period with successive two-year renewals. It includes a base salary of $500,000, signing bonus of 4,333,500 membership units having a fair value of $362,281 ($0.0836/unit) based upon an independent valuation (see Note 4). Additionally, this individual was entitled to an annual performance bonus and senior executive benefits and allowances. The Agreement includes traditional termination and non-compete clauses, including severance commitments. In addition, arrangements with the former Chief Executive Officer provide for additional contingent compensation in the event of a sale or merger that results in a change in control. Under the terms of this Agreement, in the event of a sale or merger, the former Chief Executive Officer would have received the higher of $1,000,000 or 5% of the consideration paid with a cap feature.

The former Chief Executive Officer, resigned in October 2008 forfeiting all rights associated with the employment agreement. There were no amounts due under the terms of this employment agreement at the time of the resignation and there are no further obligations associated with this employment agreement.

Note 10 Concentration of Credit Risk

Statement of Position 94-6 (SOP 94-6), “Disclosure of Certain Significant Risks and Uncertainties,” addresses corporate vulnerability to concentrations.

26

All American Home Products, LLC and Subsidiaries
Notes to Financial Statements
December 31, 2007 (Consolidated) and December 31, 2006

(A) Accounts Receivable

Customer	December 31, 2007	December 31, 2006

A	13%	—%
B	12%	—%

(B) Sales - net

Customer	December 31, 2007	December 31, 2006

A	13%	—%
B	12%	—%

(C) Accounts Payable

Vendor	December 31, 2007	December 31, 2006

A	—%	80%
B	83%	—%

(D) Purchases

Vendor	December 31, 2007	December 31, 2006

A	36%	—%
B	28%	—%

Note 11 Subsequent Events

(A) Sale of Membership Units and Placement Agent Units

During the period from February to June 2008, the Company sold 875,000 member units to third parties for $875,000. Of the total, $25,000 was recorded as a subscription receivable.

In connection with this equity raise, the placement agent received 1,000,000 member units as compensation. The Company treated the placement agent units as a direct offering cost with a net effect of $0 on members’ equity. The placement agent also was entitled to 13% of all funds raised. The placement agent was entitled to an aggregate $113,750, of which $19,500 has been paid. The remaining $94,250 has been recorded in accounts payable.

27

All American Home Products, LLC and Subsidiaries
Notes to Financial Statements
December 31, 2007 (Consolidated) and December 31, 2006

(B)	Convertible Notes Payable, Warrants and Debt Issue Costs, Fair Value of Derivative Financial Instruments

In connection with convertible debt issued in 2008, the Company has determined that the application of SFAS No. 133 and EITF 00-19 are applicable as the convertible debt has an embedded conversion option requiring bifurcation. The convertible debt and warrants are deemed freestanding financial instruments that cannot be classified as equity instruments at the commitment date related to their issuance and instead are classified as derivative liabilities subject to fair value accounting. The Company allocated the relative fair value of the embedded conversion option and the warrants and determined the derivative liability in accordance with the following terms:

(1) Convertible Debt

During the period from October 1, 2008 through January 7, 2009, the Company issued 8 separate convertible notes payable aggregating $800,000 to third parties (the “2008 Notes”). The 2008 Notes bear interest at 12%. The default interest rate is 14%. The 2008 Notes are unsecured. The 2008 Notes and accrued interest are due on October 31, 2009. In addition, the 2008 Notes are subject to mandatory conversion if any time prior to the maturity date, the Company consummates a private financing or series of related financings, pursuant to which the Company receives gross proceeds of at least $1 million (the “Next Financing”). In such event, the principal amount of the 2008 Notes and, at the option of the Company, the accrued interest thereon, will automatically convert into the same class or series of equity securities sold in the Next Financing at a conversion price equal to eighty (80%) percent of the per security offering price of such equity securities sold in the Next Financing.

The conversion price for the embedded conversion option, which management has determined as a derivative financial instrument is determined as follows:

● Upon the completion of a “Next Financing” by the Company, the principal amount of the 2008 Notes and, at the option of the Company, the accrued interest thereon, will be mandatorily converted at 80% of the price per unit of the securities sold in the Next Financing (“Conversion Price”). The Next Financing has not yet occurred, however, for purposes of computing the value of the embedded conversion option, the Company is using the recent cash offering price of $1.00 per unit and multiplying by 80% to derive a Conversion Price of $0.80 per unit.

As of January 7, 2008, the Company has determined that a total of approximately $900,000 of principal and accrued interest would be due at October 31, 2009. Therefore, the Company has determined the total units to be issued upon conversion of the 2008 Notes would be equal to $900,000 divided by $0.80, which is equivalent to approximately 1,125,000 units.

28

All American Home Products, LLC and Subsidiaries
Notes to Financial Statements
December 31, 2007 (Consolidated) and December 31, 2006

(2) Warrants Issued with Convertible Debt

In connection with the issuance of the 2008 Notes, the Company also issued the note holders three-year warrants with 50% warrant coverage of the principal amount of the 2008 Note. The exercise price of the warrants is determined in one of two ways: (A) in the event the Company consummates a Next Financing, the warrants are exercisable into member units at an exercise price equal to the conversion price determined by the conversion of the 2008 Note; and (B) at any time, provided the Next Financing has not been consummated, the warrants are exercisable into member units at an exercise price equal to the fair market value of the member units as determined in good faith by the board of directors of the Company. In addition, the warrants contain standard cashless exercise and corporate anti-dilution protection.

The warrants have an exercise price which management has determined is a derivative financial instrument that is determined as follows:

● At the option of the holder, if the Company consummates a Next Financing with gross proceeds of at least $1,000,000, the exercise price of the warrants is equal to the Conversion Price of the 2008 Notes as set forth above. The number of member units issuable upon exercise of the warrant is determined by taking the outstanding principal amount of the 2008 Note, plus accrued interest (at the option of the Company), divided by the Conversion Price of the 2008 Notes. Since the Conversion Price will be determined in a future financing, however, a factor of 80%, as discussed above is applied. This result will then be multiplied by 50% to determine the applicable number of warrants that will be issued. The warrants expire three years from their respective grant dates.

The Next Financing has yet to occur, however, for purposes of computing the value of the derivative warrant liability, the Company is using the recent cash offering price of $1.00 per unit and multiplying by 80% to derive a Conversion Price of $0.80 per unit. The Company is then taking the full amount of principal and accrued interest owed under the 2008 Notes through the due date of October 31, 2009, dividing by $0.80 and then multiplying that amount by 50% to determine the maximum amount of units due upon exercise of the warrants based upon the grant date fair value. The exercise price in this scenario would be $0.80 per unit.

As of the date of the accompanying report, the Company has determined that a total of approximately $900,000 of principal and accrued interest would be due at October 31, 2009. Therefore, under this scenario, the Company has determined the total number of units to be issued upon exercise of the warrants would be equal to $900,000 divided by $0.80, then multiplied by 50%, which is equivalent to approximately 563,000 units. The exercise price under this scenario would be $0.80 per unit.

29

All American Home Products, LLC and Subsidiaries
Notes to Financial Statements
December 31, 2007 (Consolidated) and December 31, 2006

● At any time, at the option of the holder, if the Company has not consummated a Next Financing with gross proceeds of at least $1,000,000, the exercise price of the warrants is equal to the fair market value of the member units as determined in good faith by the board of directors of the Company. The number of member units issuable upon exercise of the warrant is determined by taking the outstanding principal amount of the 2008 Note, plus accrued interest (at the option of the Company), divided by $1, which is the fair market value of the member units. Fair market value exercise price was based upon the recent cash offering price of these instruments. This result will then be multiplied by 50% to determine the applicable number of units that will be issued upon exercise of the warrants. The warrants expire three years from their respective grant dates.

The current fair market value of the member units is estimated to be $1.00 per unit based upon the recent cash offering price of the units. Thus, the maximum number of units issuable upon exercise of the warrants under this scenario can be determined by taking the full amount of principal and accrued interest owed under the 2008 Notes through the due date of October 31, 2009, dividing by $1.00 and then multiplying that amount by 50%, which is equivalent to approximately 450,000 units. The exercise price in this scenario would be $1.00 per unit.

(3) Debt Issue Costs

In connection with the issuance of the 2008 Notes and warrants, the Company was required to pay debt offering costs as follows:

● 13% to the placement agent of the gross proceeds raised in the offering. This was equal to $104,000, which is being amortized from the issue date to October 31, 2009.

● The placement agent is also entitled to receive warrants based upon the following formula: (i) principal and accrued interest of approximately $900,000 divided by $0.80/unit, which is equivalent to 1,125,000 units, which is added to (ii) 563,000 warrants as computed above for a total of 1,688,000 warrants. The total warrants of 1,688,000 are multiplied by 10% to derive a warrant quantity of 168,800. The Company has applied fair value accounting via the black-scholes option pricing model and determined these warrants had a fair value of $186,313.

All debt issue costs are being amortized to interest expense through October 31, 2009.

30

All American Home Products, LLC and Subsidiaries
Notes to Financial Statements
December 31, 2007 (Consolidated) and December 31, 2006

(4) Fair Value Measurement of Derivative Financial Instruments

Since the convertible debt was issued with a variable conversion feature and with detachable warrants also containing a variable conversion feature, the fair value of those attributes are calculated and assigned on a relative fair value basis.

The variables considered by management for all derivative financial instruments, at their commitment date above were as follows:

Expected dividends	0%
Expected volatility	142.24% - 173.30%
Expected term – embedded conversion option	0.81 – 1.08 years
Expected term - warrants	3 years
Risk free interest rate	0.44% - 2.12%

The resulting fair values of these derivative financial instruments exceed the face amount of the convertible debt and result in recognition of an expense for derivative liabilities, as follows:

Fair value of embedded conversion option – convertible debt	$608,612
Fair value of warrants issued – convertible debt	589,298
Fair value of warrants issued – placement agent	186,313

Total derivative liabilities at commitment date	1,384,223
Less: face amount of convertible debt	(800,000)

Total expense for derivative liabilities at commitment date	$584,223

Pursuant to fair value accounting, the derivative liabilities are required to be marked-to-market at each reporting period during their term, with the resulting difference reported as a component of income or expense.

(C) Note Payable – Supplier

As a result of the Company’s corporate account being significantly past due, on July 31, 2008, the Company entered into a promissory note with its principal supplier for $553,653. The supplier converted existing accounts payable to a term note. The note bears interest of 6.27%, is unsecured and due on April 22, 2009. Principal is to be paid weekly beginning on August 20, 2008. As of September 30, 2008, the Company had repaid $91,720.

31

ALL AMERICAN HOME PRODUCTS, LLC AND SUBSIDIARIES
CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2008
(UNAUDITED)

All American Home Products, LLC and Subsidiaries
Consolidated Balance Sheets

	September 30, 2008	December 31, 2007

	(Unaudited)	(Audited)

ASSETS

Current Assets
Cash	$129,532	$351,258
Accounts receivable - net of allowance of $571,152 and $738,329	553,184	651,229
Inventory	129,853	253,670
Prepaid expenses	—	9,820

Total Current Assets	812,569	1,265,977

Property and equipment, net of accumulated depreciation of $148,464 and $75,548	182,888	255,804

Other Assets
Intangible assets - net	1,205,065	1,557,896
Debt issue costs - net of accumulated amortization of $648,290 and $482,402	—	165,888
Other assets	132,214	39,819

Total Other Assets	1,337,279	1,763,603

Total Assets	$2,332,736	$3,285,384

LIABILITIES AND MEMBERS’ DEFICIT

Current Liabilities
Accounts payable	$1,624,651	$930,988
Accrued expenses	80,251	39,606
Customer deposits	82,622	155,855
Convertible notes payable	4,958,000	—
Accrued interest payable - convertible notes payable	865,615	—
Note payable	466,383	—
Installment notes	52,441	69,411

Total Current Liabilities	8,129,963	1,195,860

Long-Term Liabilities
Convertible notes payable	—	4,958,000
Accrued interest payable - convertible notes payable	—	424,543
Installment notes	63,263	98,656

Total Long-Term Liabilities	63,263	5,481,199

Total Liabilities	8,193,226	6,677,059

Commitments and Contingencies (See Note 7)

Total Members’ Deficit	(5,860,490)	(3,391,675)

Total Liabilities and Members’ Deficit	$2,332,736	$3,285,384

See accompanying notes to financial statements

2

All American Home Products, LLC and Subsidiaries
Consolidated Statements of Operations
(Unaudited)

	For the Nine Months Ended September 30,
	2008	2007

Sales - net	$5,137,665	$10,903,568

Cost of Sales	3,979,554	6,446,571

Gross Profit	1,158,111	4,456,997

Operating Expenses
General and administrative	1,981,296	3,713,492
Payroll and contract services	1,932,122	2,162,203

Total Operating Expenses	3,913,418	5,875,695

Loss from Operations	(2,755,307)	(1,418,698)

Other Income (Expense)
Interest and other income	1,609	49,424
Interest expense - other	(451,367)	(275,845)

Total Other Expense - net	(449,758)	(226,421)

Net Loss	($3,205,065)	($1,645,119)

See accompanying notes to financial statements

3

All American Home Products, LLC and Subsidiaries
Consolidated Statements of Cash Flows
(Unaudited)

	For the Nine Months Ended September 30, 2008	For the Nine Months Ended September 30, 2007

Cash Flows From Operating Activities:
Net loss	($3,205,065)	($1,645,119)
Adjustments to reconcile net loss to net cash used in operations
Amortization of debt issue costs	165,888	322,551
Amortization of sales contract intangible, customer relationships and non compete agreements	352,831	1,582,596
Bad debt allowance	(154,205)	319,232
Depreciation	72,916	38,107
Impairment loss - goodwill	—	206,270
Member units issued for compensation	—	362,281
Changes in operating assets and liabilities:
(Increase) decrease in:
Accounts receivable	252,250	(493,549)
Inventory	123,817	141,073
Prepaid expenses and other assets	17,425	11,921
Increase (decrease) in:
Accounts payable	1,065,796	(1,198,982)
Accrued expenses	481,717	258,911
Customer deposits	(73,233)	(2,567,865)

Net Cash Used In Operations	(899,863)	(2,662,573)

Cash Flows From Investing Activities:
Cash acquired in acquisition of CKAC	—	122,835
Purchase of equipment	—	(10,070)
Cash paid for deposit on purchase of public shell	(100,000)	—

Net Cash Provided By (Used In) Investing Activities	(100,000)	112,765

Cash Flows From Financing Activities:
Cash paid for debt issue costs	—	(566,540)
Proceeds from convertible notes payable	—	4,358,000
Repayments on installment notes	(52,363)	(24,544)
Repayments on note payable - related party	—	(92,816)
Repayments on lines of credit	—	(446,213)
Repayments of loans payable - related parties	—	(106,395)
Member units issued for cash	850,000	—
Cash paid for direct offering costs	(19,500)	—

Net Cash Provided By Financing Activities	778,137	3,121,492

Net Increase (Decrease) in Cash	(221,726)	571,684

Cash - beginning of period	351,258	75,787

Cash - end of period	$129,532	$647,471

Supplemental disclosure of cash flow information:

Cash paid for interest	$10,295	$6,856

Cash paid for taxes	$—	$—

Supplemental disclosure of non-cash investing and financing activities:

Membership units issued for subscription receivable (See Note 9(A))	$25,000	$—

Assumption of net liabilities and payment of CKAC shares	$—	$209,000

Accrued direct offering costs (See Note 9(A))	$94,250	$—

Exchange of accounts payable for term note (See Note 6)	$466,383	$—

See accompanying notes to financial statements

4

All American Home Products, LLC and Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2008
(Unaudited)

Note 1 Basis of Presentation

The accompanying unaudited interim financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules and regulations of the United States Securities and Exchange Commission for interim financial information. Accordingly, they do not include all the information and footnotes necessary for a comprehensive presentation of financial position, results of operations, or cash flows. It is management’s opinion, however, that all material adjustments (consisting of normal recurring adjustments) have been made which are necessary for a fair financial statement presentation.

The unaudited interim financial statements should be read in conjunction with the required financial information on Form 14C filed by Monarch Investment Properties, Inc., which contains the audited financial statements and notes thereto for the years ended December 31, 2007 and 2006. The interim results for the period ended September 30, 2008 are not necessarily indicative of results for the full fiscal year.

Note 2 Organization, Nature of Operations and Summary of Significant Accounting Policies

All American Home Products, LLC (“AAHP” or “All American”) is a manufacturer, supplier and installer of hurricane protection products. AAHP’s products are produced with heavy-duty aluminum to provide protection from hurricane-force winds and wind-borne debris by maintaining their structural integrity and preventing penetration by impacting objects. Hurricane shutters satisfy increasingly stringent building codes in hurricane-prone coastal states. AAHP manufactures products in a wide variety of styles, including 1) accordion, 2) bahama awnings, 3) hinged and hurricane panels and 4) roll ups. AAHP also manufactures and installs sliding panels used for enclosing porches. The products are sold to both the residential new construction and home repair and remodeling markets.

On March 31, 2004, Shutter and Screen Supply, Inc. (“SSI”) (“Predecessor”) was incorporated in the state of Florida. SSI began operations in 2005. On November 10, 2006, effective for financial accounting purposes October 31, 2006, SSI contributed net liabilities to a newly formed entity called Shutter and Screen Supply, LLC (“SSLLC”) (“Successor”). SSLLC was incorporated in the state of Florida on September 15, 2006. On December 19, 2006, SSLLC completed a name change to All American Home Products, LLC (“Successor”).

5

All American Home Products, LLC and Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2008
(Unaudited)

AAHP created an acquisition subsidiary; CK Acquisition Corporation (“CKAC”) to effect a business combination with CK Products, Inc. (“CK East”) and CK Products West, Inc. (“CK West”). CKAC was incorporated in the state of Delaware on May 7, 2007. After the acquisition was completed, CKAC changed its name to CK Home Products, Inc. (“CKHP”)

On June 13, 2007, effective May 31, 2007, AAHP’s subsidiary acquired CKHP, entities under common control. The acquisition was pursuant to an Asset Purchase Agreement (“APA”) to acquire all operating assets and certain other liabilities of CKHP. The purchase was made for the purpose of acquiring a company with impact window and door distribution capability to both residential home builders and commercial new construction projects. CKHP entered the window replacement market in 2008.

Principles of Consolidation

At September 30, 2008 and 2007, the consolidated financial statements include the balance sheets of AAHP and CKHP. For the nine months ended September 30, 2007, the results of operations and cash flows include AAHP as well as CKHP since the date of acquisition which is June 1, 2007.

The consolidated entities will hereinafter be referred to as the “Company.” All significant intercompany accounts and transactions have been eliminated in consolidation.

Since the consolidated statements of operations at September 30, 2007 include the operations of CKHP for the period June 1, 2007 – September 30, 2007, the Company reports the following:

Net loss – nine months ended September 30, 2007 – AAHP	($1,411,294)
Net income – for the period from June 1, 2007 - September 30, 2007 – CKHP	77,010
Pro-forma adjustment for amortization of intangibles acquired - CKHP	(352,831)

Consolidated net loss – nine months ended September 30, 2007	($1,687,115)

Risks and Uncertainties

The Company operates in an industry that is in a state of rapid decline as a result of the mortgage and credit crises occurring in the United States. The Company’s operations are subject to significant risk and uncertainties including financial, operational, technological, regulatory and other risks, including the potential risk of business failure.

6

All American Home Products, LLC and Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2008
(Unaudited)

The Company has experienced, and in the future expects to continue to experience, variability in sales and earnings. The factors expected to contribute to this variability include, among others, (i) the cyclical nature of the homebuilding industry and the home repair and remodeling sector, (ii) general economic conditions in the various local markets in which the Company competes, (iii) the installation schedules of the Company’s customers could be delayed, which could directly affect the Company’s cash flows, (iv) the effects of the weather, and (v) the volatility of prices of aluminum and glass. These factors, among others, make it difficult to project the Company’s operating results on a consistent basis.

Use of Estimates

The preparation of financial statements in conformity with U. S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Significant estimates during 2008 and 2007 include an allowance for doubtful accounts receivable, valuation of inventory on hand, depreciable lives of property, estimated useful life of intangibles and related amortization of these intangibles.

In 2008, the Company had significant estimates pertaining to the fair value of derivative financials instruments. (See Note 9)

Inventory

Inventory consists of raw materials and finished goods, principally consisting of impact glass, windows, window frames, patio doors, shutters, and related accessories.

The Company did not record work in process for the nine months ended September 30, 2008 and the year ended December 31, 2007, respectively, as all customer orders were completed and ready for installation at each year end. All products are unique and made-to-order. Inventory is stated at the lower of cost or market, determined by the first-in, first-out (FIFO) method. Market is determined based on the net realizable value, with appropriate consideration given to obsolescence, excessive levels, deterioration, and other factors. The Company provides for inventory write-downs to net realizable value based on management’s assessment of potentially obsolete inventories, determined primarily through specific identification and consideration of prevailing economic and industry demand conditions.

For the nine months ended September 30, 2008 and the year ended December 31, 2007, respectively, the Company did not record any write-downs to net realizable value for obsolescence.

7

All American Home Products, LLC and Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2008
(Unaudited)

Intangible Assets

In accordance with the acquisitions of SSI in 2006 and CKHP in 2007, the Company recorded finite life intangibles for the estimated value of sales contracts, customer relationships and non-compete agreements. These intangibles are amortized over their estimated useful lives.

SFAS No. 142, “Goodwill and Other Intangibles”, requires that goodwill not be amortized but, instead, assessed at least annually for impairment and expensed against earnings as a noncash charge if the estimated fair value of a reporting unit is less than its carrying value, including goodwill.

Impairment of Long-Lived Assets

In accordance with Statement of Financial Statements (“SFAS”) No. 144, Accounting for Impairment or Disposal of Long-Lived Assets, the Company carries long-lived assets at the lower of the carrying amount or fair value. Impairment is evaluated by estimating future undiscounted cash flows expected to result from the use of the asset and its eventual disposition. If the sum of the expected undiscounted future cash flow is less than the carrying amount of the assets, an impairment loss is recognized. Fair value, for purposes of calculating impairment, is measured based on estimated future cash flows, discounted at a market rate of interest.

Debt Issue Costs

The Company has paid debt issue costs in connection with raising funds through the issuance of convertible debt. These costs are amortized over the life of the debt to interest expense.

Fair Value of Financial Instruments

The carrying amounts of the Company’s short-term financial instruments, including accounts receivable, inventory, prepaid expenses, accounts payable, accrued expenses, customer deposits, note payable and certain installment notes, approximate fair value due to the relatively short period to maturity for these instruments.

Beneficial Conversion Feature

The convertible feature of the convertible notes did not provide for a rate of conversion that is below market value. If it were to exist, this feature would normally be characterized as a “beneficial conversion feature” (“BCF”). Pursuant to Emerging Issues Task Force Issue No. 98-5 (“EITF 98-5”), “Accounting For Convertible Securities with Beneficial Conversion Features or Contingently Adjustable Conversion Ratio” and EITF Issue No. 00-27, “Application of EITF Issue No. 98-5 to Certain Convertible Instruments,” If the Company were to record a BCF, the relative fair value of the BCF would be recorded as a discount from the face amount of the respective debt instrument. The discount would be amortized to interest expense over the life of the debt. At each issuance date, the convertible debt instruments had a conversion rate per unit in excess of the market price per share. (See Note 9)

8

All American Home Products, LLC and Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2008
(Unaudited)

Derivative Financial Instruments

Pursuant to SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities,” as amended, the Company reviews all convertible debt instruments for the existence of an embedded conversion option, which may require bifurcation, fair value accounting and a related mark to market adjustment at each reporting period end date. In addition, under the provisions of EITF Issue No. 00-19, “Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in a Company’s Own Stock,” and related guidance, the Company may be required to classify certain stock equivalents issued in connection with the underlying debt instrument as derivative liabilities.

In determining the appropriate fair value, the Company uses the Black-Scholes option-pricing model. In assessing convertible debt instruments, management first reviews the guidance of EITF No.’s 98-5, 00-27 and 05-2 as well as SFAS No. 150 to determine if the convertible debt host instrument is conventional convertible debt and further if there is a beneficial conversion feature requiring measurement. If the instrument is not considered conventional convertible debt, the Company will continue its evaluation process of these instruments as derivative financial instruments.

Once determined, derivative liabilities are adjusted to reflect fair value at each reporting period end, with any increase or decrease in the fair value being recorded in results of operations as an adjustment to fair value of derivatives. In addition, the fair value of freestanding derivative instruments such as warrants, are also valued using the Black-Scholes option-pricing model. In assessing the nature of a financial instrument as freestanding, the Company has applied the guidance pursuant to EITF No.’s 00-19. Finally, the Company will apply the related guidance in EITF No.’s 00-19-2 and 05-4 as well as SFAS No. 5 when determining the existence of liquidated damage provisions.

Minority Interest

At May 31, 2007, the effective date of the CKHP acquisition, AAHP owned approximately 88% of CKAC, which owned 100% of CKHP. Under current generally accepted accounting principles, when losses applicable to the minority interest in a subsidiary exceed the minority interest in the equity capital of the subsidiary, the excess is not charged to the minority interest since there is no obligation of the minority interest to make good on such losses. As this acquisition resulted in CKHP assuming net liabilities of $3,383,626, no minority interest was recorded at the date of acquisition. If future earnings do materialize, CKHP’s minority interest will be credited to the extent of such losses previously absorbed by the Company. For financial reporting purposes, minority interest will not be presented until the minority’s share of profit exceeds its deficit.

9

All American Home Products, LLC and Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2008
(Unaudited)

Revenue Recognition

The Company follows the guidance of the Securities and Exchange Commission’s Staff Accounting Bulletin No. 104 for revenue recognition. The Company records revenue when all of the following have occurred: (1) persuasive evidence of an arrangement exists, (2) the product is installed, (3) the sales price to the customer is fixed or determinable, and (4) collectibility is reasonably assured. Revenue is earned upon the installation of product. There is no stated right of return for installed products, however, these items are under warranty.

Cost of Sales

Cost of sales represents costs directly related to the production and installation of the Company’s products. Primary costs include raw materials, direct labor, payroll, commissions and rental charges.

Advertising

In accordance with Accounting Standards Executive Committee Statement of Position 93-7, (“SOP 93-7”) costs incurred for producing and communicating advertising of the Company, are charged to operations as incurred.

Advertising expense for the nine months ended September 30, 2008 and 2007 was $119,451 and $129,744, respectively.

Segment Information

The Company follows Statement of Financial Accounting Standards No. 131, “Disclosures about Segments of an Enterprise and Related Information.” During 2008 and 2007, respectively, the Company only operated in one segment; therefore, segment information has not been presented. 100% of all sales were generated from the State of Florida.

Stock-Based Compensation

All share-based payments to employees is recorded and expensed in the statement of operations as applicable under SFAS No. 123R “Share-Based Payment”.

10

All American Home Products, LLC and Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2008
(Unaudited)

Non-Employee Stock Based Compensation

Stock-based compensation awards issued to non-employees for services will be recorded at either the fair value of the services rendered or the instruments issued in exchange for such services, whichever is more readily determinable, using the measurement date guidelines enumerated in Emerging Issues Task Force Issue EITF No. 96-18, “Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services” (“EITF 96-18”). For the nine months ended September 30, 2008 and 2007, respectively, the Company has not issued any stock based compensation to third parties.

Recent Accounting Pronouncements

Other accounting standards have been issued or proposed by the FASB or other standards-setting bodies that do not require adoption until a future date and are not expected to have a material impact on the financial statements upon adoption. No additional new pronouncements are applicable at September 30, 2008.

Note 3 Going Concern

As reflected in the accompanying financial statements, the Company has a net loss of $3,205,065 and net cash used in operations of $899,863 for the nine months ended September 30, 2008; and has a working capital deficit of $7,317,394 and members’ deficit of $5,860,490 at September 30, 2008.

The recoverability of recorded property and equipment, intangible assets, and other asset amounts shown in the accompanying financial statements is dependent upon the Company’s ability to continue as a going concern and to achieve a level of profitability.

The ability of the Company to continue its operations is dependent on Management’s plans, which include the raising of capital through debt and/or equity markets with some additional funding from other traditional financing sources, including term notes, until such time that funds provided by operations are sufficient to fund working capital requirements.

The Company will require additional funding to finance the growth of its current and expected future operations as well as to achieve its strategic objectives. Effective January 1, 2009, the Company is in default on its outstanding convertible notes and related accrued interest. In November 2008, the Company’s principal supplier of products cut the Company off due to non-payment of outstanding invoices. Also see note 7 as it pertains to litigation.

11

All American Home Products, LLC and Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2008
(Unaudited)

The Company believes its current available cash along with anticipated revenues may be insufficient to meet its cash needs for the near future. There can be no assurance that financing will be available in amounts or terms acceptable to the Company, if at all. In June 2007, the Company effected a business combination with CKHP. The Company believes that the window and impact glass business will provide future positive cash flows.

Note 4 Intangible Assets

Intangible assets, net of accumulated amortization are as follows at September 30, 2008 and December 31, 2007:

	2008	2007

Customer relationships, net of accumulated amortization of $600,079 and $262,534, respectively	1,130,327	1,467,872
Non-compete agreements, net of accumulated amortization of $27,176 and $11,890, respectively	74,738	90,024

Intangible assets, net of accumulated amortization	$1,205,065	$1,557,896

Amortization expense related to acquired intangibles for the nine months ended September 30, 2008 and 2007 was $352,831 and $156,814, respectively.

Note 5 Inventory

Inventory consists of the following at September 30, 2008 and December 31, 2007:

	2008	2007

Raw materials	$7,490	$27,358
Finished goods	122,363	226,312

Total	$129,853	$253,670

Note 6 Note Payable - Supplier

As a result of the Company’s corporate account being significantly past due, on July 31, 2008, the Company entered into a promissory note with its principal supplier for $553,653. The supplier converted existing accounts payable to a term note. The note bears interest of 6.27%, is unsecured and due on April 22, 2009. Principal is to be paid weekly beginning on August 20, 2008. As of September 30, 2008, the Company had repaid $91,720.

12

All American Home Products, LLC and Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2008
(Unaudited)

Note 7 Commitments and Contingencies

Litigations, Claims and Assessments

From time to time, the Company may become involved in various lawsuits and legal proceedings, which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm its business.

The Company is currently aware of the following legal proceedings or claims:

Hamp vs. CK Home Products: In December 2008, a complaint was filed by Hamp, as plaintiff and landlord under a lease, against CK West, a wholly owned subsidiary of the Company, seeking damages arising from a breach of lease agreement. The parties are negotiating a settlement of the action for payment of $60,895 plus additional miscellaneous costs and expenses to plaintiff which are nominal.

Robert D. Gordon as Receiver of Legisi Marketing, Inc. vs. All American Home Products, LLC: Plaintiff filed a Complaint against the Company in federal court in Michigan on or about December 12, 2008 arising from several convertible promissory notes entered into by the Company with Legisi Marketing, Inc. The Convertible promissory notes were dated March 30, 2007 (in the principal amount of $750,000), May 11, 2007 (in the principal amount of $2,500,000), July 6, 2007 (in the principal amount of $500,000) and August 10, 2007 (in the principal amount of $193,000) (collectively the “Notes”). The Company is in default of these Notes. The Company is seeking to negotiate a forbearance with Plaintiff. There can be no assurance that a forbearance can be accomplished. If a forbearance is not established, the result of any efforts by plaintiff to collect and enforce the judgment would have a material adverse effect on the Company which could cause the Company to seek protection in bankruptcy court or otherwise result in the dissolution of the Company.

Note 8 Concentration of Credit Risk

Statement of Position 94-6 (SOP 94-6), “Disclosure of Certain Significant Risks and Uncertainties,” addresses corporate vulnerability to concentrations.

(A) Accounts Receivable

Customer	September 30, 2008	December 31, 2007

A	16%	13%
B	-%	12%
C	24%	-%
D	11%	-%

13

All American Home Products, LLC and Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2008
(Unaudited)

(B) Sales - net

Customer	September 30, 2008	September 30, 2007

A	38%	10%
B	18%	10%

(C) Accounts Payable

Vendor	September 30, 2008	December 31, 2007

A	56%	83%

(D) Purchases

Vendor	September 30, 2008	September 30, 2007

A	-%	35%
B	69%	29%

Note 9 Members’ Deficit

(A)	Sale of Membership Units and Placement Agent Units

During the period from February to June 2008, the Company sold 875,000 member units to third parties for $875,000. Of the total, $25,000 was recorded as a subscription receivable.

In connection with this equity raise, the placement agent received 1,000,000 member units as compensation. The Company treated the placement agent units as a direct offering cost with a net effect of $0 on members’ equity. The placement agent also was entitled to 13% of all funds raised. The placement agent was entitled to an aggregate $113,750, of which $19,500 has been paid. The remaining $94,250 has been recorded as in accounts payable.

(B)	Convertible Notes Payable, Warrants and Debt Issue Costs, Fair Value of Derivative Financial Instruments

In connection with convertible debt issued in 2008, the Company has determined that the application of SFAS No. 133 and EITF 00-19 are applicable as the convertible debt has an embedded conversion option requiring bifurcation. The convertible debt and warrants are deemed freestanding financial instruments that cannot be classified as equity instruments at the commitment date related to their issuance and instead are classified as derivative liabilities subject to fair value accounting. The Company allocated the relative fair value of the embedded conversion option and the warrants and determined the derivative liability in accordance with the following terms:

14

All American Home Products, LLC and Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2008
(Unaudited)

(1) Convertible Debt

During the period from October 1, 2008 through January 7, 2009, the Company issued 8 separate convertible notes payable aggregating $800,000 to third parties (the “2008 Notes”). The 2008 Notes bear interest at 12%. The default interest rate is 14%. The 2008 Notes are unsecured. The 2008 Notes and accrued interest are due on October 31, 2009. In addition, the 2008 Notes are subject to mandatory conversion if any time prior to the maturity date, the Company consummates a private financing or series of related financings, pursuant to which the Company receives gross proceeds of at least $1 million (the “Next Financing”). In such event, the principal amount of the 2008 Notes and, at the option of the Company, the accrued interest thereon, will automatically convert into the same class or series of equity securities sold in the Next Financing at a conversion price equal to eighty (80%) percent of the per security offering price of such equity securities sold in the Next Financing.

The conversion price for the embedded conversion option, which management has determined as a derivative financial instrument is determined as follows:

● Upon the completion of a “Next Financing” by the Company, the principal amount of the 2008 Notes and, at the option of the Company, the accrued interest thereon, will be mandatorily converted at 80% of the price per unit of the securities sold in the Next Financing (“Conversion Price”). The Next Financing has not yet occurred, however, for purposes of computing the value of the embedded conversion option, the Company is using the recent cash offering price of $1.00 per unit and multiplying by 80% to derive a Conversion Price of $0.80 per unit.

As of the date of the accompanying report, the Company has determined that a total of approximately $900,000 of principal and accrued interest would be due at October 31, 2009. Therefore, the Company has determined the total units to be issued upon conversion of the 2008 Notes would be equal to $900,000 divided by $0.80, which is equivalent to approximately 1,125,000 units.

(2) Warrants Issued with Convertible Debt

In connection with the issuance of the 2008 Notes, the Company also issued the note holders three-year warrants with 50% warrant coverage of the principal amount of the 2008 Note. The exercise price of the warrants is determined in one of two ways: (A) in the event the Company consummates a Next Financing, the warrants are exercisable into member units at an exercise price equal to the conversion price determined by the conversion of the 2008 Note; and (B) at any time, provided the Next Financing has not been consummated, the warrants are exercisable into member units at an exercise price equal to the fair market value of the member units as determined in good faith by the board of directors of the Company. In addition, the warrants contain standard cashless exercise and corporate anti-dilution protection.

15

All American Home Products, LLC and Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2008
(Unaudited)

The warrants have an exercise price which management has determined is a derivative financial instrument that is determined as follows:

● At the option of the holder, if the Company consummates a Next Financing with gross proceeds of at least $1,000,000, the exercise price of the warrants is equal to the Conversion Price of the 2008 Notes as set forth above. The number of member units issuable upon exercise of the warrant is determined by taking the outstanding principal amount of the 2008 Note, plus accrued interest (at the option of the Company), divided by the Conversion Price of the 2008 Notes. Since the Conversion Price will be determined in a future financing, however, a factor of 80%, as discussed above is applied. This result will then be multiplied by 50% to determine the applicable number of warrants that will be issued. The warrants expire three years from their respective grant dates.

The Next Financing has yet to occur, however, for purposes of computing the value of the derivative warrant liability, the Company is using the recent cash offering price of $1.00 per unit and multiplying by 80% to derive a Conversion Price of $0.80 per unit. The Company is then taking the full amount of principal and accrued interest owed under the 2008 Notes through the due date of October 31, 2009, dividing by $0.80 and then multiplying that amount by 50% to determine the maximum amount of units due upon exercise of the warrants based upon the grant date fair value. The exercise price in this scenario would be $0.80 per unit.

As of January 7, 2009, the Company has determined that a total of approximately $900,000 of principal and accrued interest would be due at October 31, 2009. Therefore, under this scenario, the Company has determined the total number of units to be issued upon exercise of the warrants would be equal to $900,000 divided by $0.80, then multiplied by 50%, which is equivalent to approximately 563,000 units. The exercise price under this scenario would be $0.80 per unit.

● At any time, at the option of the holder, if the Company has not consummated a Next Financing with gross proceeds of at least $1,000,000, the exercise price of the warrants is equal to the fair market value of the member units as determined in good faith by the board of directors of the Company. The number of member units issuable upon exercise of the warrant is determined by taking the outstanding principal amount of the 2008 Note, plus accrued interest (at the option of the Company), divided by $1, which is the fair market value of the member units. Fair market value exercise price was based upon the recent cash offering price of these instruments. This result will then be multiplied by 50% to determine the applicable number of units that will be issued upon exercise of the warrants. The warrants expire three years from their respective grant dates.

16

All American Home Products, LLC and Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2008
(Unaudited)

The current fair market value of the member units is estimated to be $1.00 per unit based upon the recent cash offering price of the units. Thus, the maximum number of units issuable upon exercise of the warrants under this scenario can be determined by taking the full amount of principal and accrued interest owed under the 2008 Notes through the due date of October 31, 2009, dividing by $1.00 and then multiplying that amount by 50%, which is equivalent to approximately 450,000 units. The exercise price in this scenario would be $1.00 per unit.

(3) Debt Issue Costs

In connection with the issuance of the 2008 Notes and warrants, the Company was required to pay debt offering costs as follows:

● 13% to the placement agent of the gross proceeds raised in the offering. This was equal to $104,000, which is being amortized from the issue date to October 31, 2009.

● The placement agent is also entitled to receive warrants based upon the following formula: (i) principal and accrued interest of approximately $900,000 divided by $0.80/unit, which is equivalent to 1,125,000 units, which is added to (ii) 563,000 warrants as computed above for a total of 1,688,000 warrants. The total warrants of 1,688,000 are multiplied by 10% to derive a warrant quantity of 168,800. The Company has applied fair value accounting via the black-scholes option pricing model and determined these warrants had a fair value of $186,313.

All debt issue costs are being amortized to interest expense through October 31, 2009.

17

All American Home Products, LLC and Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2008
(Unaudited)

(4) Fair Value Measurement of Derivative Financial Instruments

Since the convertible debt was issued with a variable conversion feature and with detachable warrants also containing a variable conversion feature, the fair value of those attributes are calculated and assigned on a relative fair value basis.

The variables considered by management for all derivative financial instruments, at their commitment date above were as follows:

Expected dividends	0%
Expected volatility	142.24% - 173.30%
Expected term – embedded conversion option	0.81 – 1.08 years
Expected term - warrants	3 years
Risk free interest rate	0.44% - 2.12%

The resulting fair values of these derivative financial instruments exceed the face amount of the convertible debt and result in recognition of an expense for derivative liabilities, as follows:

Fair value of embedded conversion option – convertible debt	$608,612
Fair value of warrants issued – convertible debt	589,298
Fair value of warrants issued – placement agent	186,313

Total derivative liabilities at commitment date	1,384,223
Less: face amount of convertible debt	(800,000)

Total expense for derivative liabilities at commitment date	$584,223

Pursuant to fair value accounting, the derivative liabilities are required to be marked-to-market at each reporting period during their term, with the resulting difference reported as a component of income or expense.

18

CK PRODUCTS, INC. AND CK PRODUCTS WEST, INC.
COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2006

CK PRODUCTS, INC. AND CK PRODUCTS WEST, INC.
COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders of
  CK Products, Inc. and CK Products West, Inc.

We have audited the accompanying combined balance sheets of CK Products, Inc. and CK Products West, Inc. (collectively the “Company”) as of December 31, 2006 and 2005, and the related combined statements of operations and retained earnings (accumulated deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of CK Products, Inc. and CK Products West, Inc. as of December 31, 2006 and 2005, and the combined results of their operations, changes in retained earnings (accumulated deficit) and cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Berman & Company, P.A.

/s/ Berman & Company, P.A.
Boca Raton, Florida
January 26, 2008

CK Products, Inc. and CK Products West, Inc.
Combined Balance Sheets
December 31, 2006 and 2005

	2006	2005

ASSETS

Current Assets:
Cash	$124,155	$183,037
Accounts receivable, net of allowance of $146,602 and $131,580, respectively	1,905,438	2,111,014
Inventory	100,382	760,481
Prepaid expenses and other current assets	13,217	9,187

Total Current Assets	2,143,192	3,063,719

Vehicles and equipment, net of accumulated depreciation of $336,252 and $245,641, respectively	313,053	273,479

Other Assets
Deposits	38,898	8,875

Total Other Assets	38,898	8,875

Total Assets	$2,495,143	$3,346,073

LIABILITIES AND STOCKHOLDERS’ DEFICIT

Current Liabilities:
Accounts payable	$2,192,840	$2,986,980
Accrued expenses	81,321	156,504
Lines of credit	426,213	343,365
Customer deposits	20,289	32,299
Notes payable - related parties	66,602	64,946
Installment notes payable	73,617	52,109

Total Current Liabilities	2,860,882	3,636,203

Long-Term Liabilities
Notes payable - related parties	48,585	70,187
Installment notes payable	168,992	142,936

Total Long-Term Liabilities	217,577	213,123

Total Liabilities	3,078,459	3,849,326

Commitments and Contingencies

Stockholders’ Deficit:
Capital stock, $1 par value, 1,100 shares authorized, 200 shares issued and outstanding	200	200
Additional paid-in capital	900	900
Accumulated deficit	(584,416)	(504,353)

Total Stockholders’ Deficit	(583,316)	(503,253)

Total Liabilities and Stockholders’ Deficit	$2,495,143	$3,346,073

See accompanying notes to combined financial statements

CK Products, Inc. and CK Products West, Inc.
Combined Statements of Operations and Accumulated Deficit

	For the Year Ended
	December 31, 2006	December 31, 2005

Sales	$19,635,021	$18,021,624

Cost of Sales	14,620,273	14,413,852

Gross Profit	5,014,748	3,607,772

Operating Expenses
Payroll, payroll taxes and contract services	3,159,574	2,597,687
General and administrative	1,748,930	1,606,408

Total Operating Expenses	4,908,504	4,204,095

Operating Income (Loss)	106,244	(596,323)

Other Income (Expense)
Interest expense	(49,427)	(42,319)
Other income	3,698	1,675

Other Expense, Net	(45,729)	(40,644)

Net Income (Loss)	60,515	(636,967)

Retained Earnings (Accumulated Deficit) - Beginning of Year	(504,353)	491,554

Stockholder Distributions	(140,578)	(358,940)

Accumulated Deficit - End of Year	($584,416)	($504,353)

See accompanying notes to combined financial statements

CK Products, Inc. and CK Products West, Inc.
Combined Statements of Cash Flows

	For the Year Ended
	December 31, 2006	December 31, 2005

Cash Flows From Operating Activities:
Net income (loss)	$60,515	($636,967)

Adjustments to reconcile net income (loss) to net cash provided by operations:
Bad debts	215,189	253,808
Depreciation	90,611	75,290
Changes in operating assets and liabilities:
(Increase) decrease in:
Accounts receivable	(9,613)	(562,321)
Inventory	660,099	(343,263)
Prepaid expenses	(4,030)	8,349
Deposits	(30,023)	—
Increase (decrease) in:
Accounts payable	(794,140)	1,419,970
Customer deposits	(12,010)	11,987
Accrued expenses	(75,183)	90,315

Net Cash Provided By Operations	101,415	317,168

Cash Flows From Investing Activities:
Purchase of vehicles and equipment	(24,588)	(22,980)

Net Cash Used In Investing Activities	(24,588)	(22,980)

Cash Flows From Financing Activities:
Repayments from notes payable, related parties	(19,946)	(38,239)
Repayments of installment notes payable	(58,033)	(83,294)
Proceeds from lines of credit	100,000	350,000
Repayment of lines of credit	(17,152)	(6,635)
Stockholder distributions	(140,578)	(358,940)

Net Cash Used In Financing Activities	(135,709)	(137,108)

Net Increase (Decrease) in Cash	(58,882)	157,080

Cash - Beginning of Year	183,037	25,957

Cash - End of Year	$124,155	$183,037

Supplemental disclosure of cash flow information:

Cash paid for interest	$40,232	$33,685

Cash paid for taxes	$0	$0

Supplemental disclosure of non-cash investing and financing activities:

The Company acquired vehicles in exchange for installment notes payable.	$105,597	$87,458

See accompanying notes to combined financial statements

CK Products, Inc. and CK Products West, Inc.
Notes to Combined Financial Statements
December 31, 2006

Note 1 Basis of Presentation, Organization and Nature of Operations

The accompanying financial statements include the combined financial position, results of operations and cash flows of CK Products, Inc. (“CK East”) and CK Products West, Inc. (“CK West”), collectively the “Company.” Combined statements have been presented as the companies are under common control.

Both companies were incorporated in the state of Florida - CK East on June 12, 1978 and CK West on August 21, 2002. The Company distributes windows and impact glass primarily to homebuilders. The Company operates in one business segment with 100% of its sales coming from the state of Florida.

The Company operates in an industry that is subject to intense competition and its operations are subject to financial, operational, regulatory and other risks and uncertainties.

See Note 10 regarding the sale of assets and certain liabilities of the Company at May 31, 2007.

Note 2 Summary of Significant Accounting Policies

Principles of Combination

All significant intercompany accounts and transactions have been eliminated in combination.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the results could be material.

Significant estimates during 2006 and 2005 include an allowance for doubtful accounts receivable, valuation of inventory on hand, depreciable lives of property and cost of sales allocations for payroll and rent.

Cash and Cash Equivalents

For the purpose of the Statements of Cash Flows, the Company considers all highly liquid investments with original maturities of three months or less at the time of purchase to be cash or cash equivalents. At December 31, 2006, the Company had no cash equivalents.

CK Products, Inc. and CK Products West, Inc.
Notes to Combined Financial Statements
December 31, 2006

The Company minimizes its credit risk associated with cash by periodically evaluating the credit quality of its primary financial institution. Balances at times may exceed federally insured limits. At December 31, 2006, there were no balances that exceeded federally insured limits.

Concentrations

Statement of Position 94-6, “Disclosure of Certain Significant Risks and Uncertainties”, addresses corporate vulnerability to concentrations. For the Company, the exposure areas include the concentration of operations in one business segment, the reliance on one major supplier, which supplier accounted for approximately 74% and 75% of total purchases relating to materials purchased for the years ended December 31, 2006 and 2005, respectively. Finally, the Company had concentrations with certain of its customers as it pertained to sales. During the years ended December 31, 2006 and 2005, the Company earned 43% and 66%, respectively, of its revenues from three and four customers, respectively.

Accounts Receivable

Accounts receivable represents trade obligations from customers that are subject to normal trade collection terms, without discounts or rebates. The Company periodically evaluates the collectibility of its accounts receivable and considers the need to adjust an allowance for doubtful accounts based upon historical collection experience and specific customer information. Actual amounts could vary from the recorded estimates.

During 2006, the Company had a concentration of accounts receivable from five customers aggregating 73%.

During 2005, the Company had a concentration of accounts receivable from three customers aggregating 66%.

Inventory

Inventory consists principally of impact glass, windows, window frames, patio doors and related accessories. The Company did not record work in process at December 31, 2006 and 2005 since all customer orders had been completed and set up for installation. All products are unique and made-to-order. Inventory is stated at the lower of cost or market, determined by the first-in, first-out (FIFO) method. The Company will provide for inventory write-downs to net realizable value based on management’s assessment of obsolete inventories determined primarily through specific identification and consideration of prevailing economic and industry demand conditions. For the years ended December 31, 2006 and 2005, the Company did not record any write downs to net realizable value for obsolescence.

CK Products, Inc. and CK Products West, Inc.
Notes to Combined Financial Statements
December 31, 2006

Vehicles and Equipment

Vehicles and equipment are stated at cost, less accumulated depreciation on a straight-line basis over the estimated useful life of five years.

Long-Lived Assets

In accordance with Statement of Financial Statements (“SFAS”) No. 144, Accounting for Impairment or Disposal of Long-Lived Assets, the Company carries long-lived assets at the lower of the carrying amount or fair value. Impairment is evaluated by estimating future undiscounted cash flows expected to result from the use of the asset and its eventual disposition. If the sum of the expected undiscounted future cash flow is less than the carrying amount of the assets, an impairment loss is recognized. Fair value, for purposes of calculating impairment, is measured based on estimated future cash flows, discounted at a market rate of interest.

There were no impairment losses recorded during the years ended December 31, 2006 and 2005.

Customer Deposits

The Company receives customer deposits upon the execution of a contract for products to be purchased. These deposits are received for window and impact glass installations for individual customers. These deposits are classified as liabilities until installation has occurred. Upon installation, customer deposits are considered earned revenues. (See further discussion of revenue recognition policy below)

Fair Value of Financial Instruments

The carrying amounts of the Company’s short-term financial instruments, including accounts receivable, inventory, accounts payable, accrued expenses, customer deposits, lines of credit, notes payable – related parties, and installment notes payable, approximate fair value due to their short maturities and market rates of interest. For those installment notes with interest rates below a market rate, any adjustments to discount the instruments would not have a material effect on the combined financial statements.

Revenue Recognition

The Company follows the guidance of the Securities and Exchange Commission’s Staff Accounting Bulletin No. 104 for revenue recognition and records revenue when all of the following have occurred: (1) persuasive evidence of an arrangement exists, (2) the product is installed, (3) the sales price to the customer is fixed or determinable, and (4) collectability is reasonably assured. Revenue is earned upon installation.

CK Products, Inc. and CK Products West, Inc.
Notes to Combined Financial Statements
December 31, 2006

Cost of Sales

Cost of sales represents costs directly related to the production and installation of the Company’s products. Primary costs include raw materials, direct labor, and payroll, commissions and rental charges.

Warranty Expense

The Company warrants its products for a period of one year from the installation date. The Company has not recorded any warranty obligations as there is no history of warranty claims.

Income Taxes

The Company elected to be taxed as a pass-through S-Corporation under the Internal Revenue Code and was not subject to federal and state income taxes; accordingly, no provision had been made.

Advertising

In accordance with Accounting Standards Executive Committee Statement of Position 93-7, costs incurred for producing and communicating advertising of the Company, are charged to operations as incurred. Advertising expense for the years ended December 31, 2006 and 2005 were $20,084 and $16,684, respectively.

Recent Accounting Pronouncements

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements”, which clarifies the principle that fair value should be based on the assumptions that market participants would use when pricing an asset or liability. It also defines fair value and established a hierarchy that prioritizes the information used to develop assumptions. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Company does not expect SFAS No. 157 to have a material impact on its financial position, results of operations or cash flows.

On February 15, 2007, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities — Including an Amendment of FASB Statement No. 115” (“SFAS 159”). This standard permits an entity to measure financial instruments and certain other items at estimated fair value. Most of the provisions of SFAS No. 159 are elective; however, the amendment to FASB No. 115, “Accounting for Certain Investments in Debt and Equity Securities,” applies to all entities that own trading and available-for-sale securities. The fair value option created by SFAS 159 permits an entity to measure eligible items at fair value as of specified election dates. The fair value option (a) may generally be applied instrument by instrument, (b) is irrevocable unless a new election date occurs, and (c) must be applied to the entire instrument and not to only a portion of the instrument. SFAS 159 is effective as of the beginning of the first fiscal year that begins after November 15, 2007. Early adoption is permitted as of the beginning of the previous fiscal year provided that the entity (i) makes that choice in the first 120 days of that year, (ii) has not yet issued financial statements for any interim period of such year, and (iii) elects to apply the provisions of FASB 157. Management is currently evaluating the impact of SFAS 159, if any, on the Company’s financial statements. The adoption of SFAS No. 159 is not expected to have a material effect on its financial position, results of operations or cash flows.

CK Products, Inc. and CK Products West, Inc.
Notes to Combined Financial Statements
December 31, 2006

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements, an amendment of Accounting Research Bulletin No 51” (SFAS 160). SFAS 160 establishes accounting and reporting standards for ownership interests in subsidiaries held by parties other than the parent, changes in a parent’s ownership of a noncontrolling interest, calculation and disclosure of the consolidated net income attributable to the parent and the noncontrolling interest, changes in a parent’s ownership interest while the parent retains its controlling financial interest and fair value measurement of any retained noncontrolling equity investment. SFAS 160 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. Early adoption is prohibited. The adoption of SFAS No. 160 is not expected to have a material effect on its financial position, results of operations or cash flows.

In December 2007, the FASB issued SFAS 141R, Business Combinations (“SFAS 141R”), which replaces FASB SFAS 141, Business Combinations. This Statement retains the fundamental requirements in SFAS 141 that the acquisition method of accounting be used for all business combinations and for an acquirer to be identified for each business combination. SFAS 141R defines the acquirer as the entity that obtains control of one or more businesses in the business combination and establishes the acquisition date as the date that the acquirer achieves control. SFAS 141R will require an entity to record separately from the business combination the direct costs, where previously these costs were included in the total allocated cost of the acquisition. SFAS 141R will require an entity to recognize the assets acquired, liabilities assumed, and any non-controlling interest in the acquired at the acquisition date, at their fair values as of that date. This compares to the cost allocation method previously required by SFAS No. 141. SFAS 141R will require an entity to recognize as an asset or liability at fair value for certain contingencies, either contractual or non-contractual, if certain criteria are met. Finally, SFAS 141R will require an entity to recognize contingent consideration at the date of acquisition, based on the fair value at that date. This Statement will be effective for business combinations completed on or after the first annual reporting period beginning on or after December 15, 2008. Early adoption of this standard is not permitted and the standards are to be applied prospectively only. Upon adoption of this standard, there would be no impact to the Company’s results of operations and financial condition for acquisitions previously completed. The adoption of SFAS No. 141R is not expected to have a material effect on its financial position, results of operations or cash flows.

CK Products, Inc. and CK Products West, Inc.
Notes to Combined Financial Statements
December 31, 2006

Other accounting standards that have been issued or proposed by the FASB or other standards-setting bodies that do not require adoption until a future date and are not expected to have a material impact on the financial statements upon adoption.

Note 3 Inventory

Inventory consists of finished goods as of December 31, 2006 and 2005.

Note 4 Vehicles and Equipment

At December 31, 2006 and 2005, vehicles and equipment consisted of the following:

	2006	2005

Autos and trucks	$466,195	$360,597
Furniture and equipment	93,166	87,358
Other equipment	51,457	33,862
Leasehold improvements	38,487	37,303

	649,305	519,120
Less: accumulated depreciation	(336,252)	(245,641)

Vehicles and equipment, net	$313,053	$273,479

During 2006 and 2005, the Company had non-cash acquisitions of autos and trucks totaling $105,597 and $87,458 under installment note arrangements. (See Note 5(C))

Note 5 Notes Payable – Lines of Credit, Related Parties and Installment Notes

(A) Lines of Credit

During 2005, the Company received proceeds of $350,000 from two lines of credit. This debt is secured by all assets and certain individual guarantees of the owners and bears interest of prime plus one-half percent (0.5%). The advances against these lines of credit were due one year from the date of the advance. During, 2005, the Company repaid $6,635 on the line of credit.

During 2006, under the same terms as the lines of credit previously discussed, the Company received additional proceeds of $100,000 and repaid principal of $17,152.

There were no unused portions of these lines of credit. The lines of credit were in default as of December 31, 2006, however, they were repaid in June 2007.

CK Products, Inc. and CK Products West, Inc.
Notes to Combined Financial Statements
December 31, 2006

(B) Notes Payable – Related Parties

At December 31, 2006, the Company had two outstanding notes to its stockholders. One note was for $45,000, non-interest bearing, unsecured and due on demand. The second note was for $70,187, bore interest at 8%, was unsecured and due December 10, 2009.

The Company was required to repay these debt obligations as follows:

Year Ended December 31,

2007	$66,602
2008	23,395
2009	25,190

Total Notes Payable – Related Parties	115,187

Less: current maturities	(66,602)

Long-term portion – related party notes	$48,585

During 2006 and 2005, the Company repaid $19,946 and $38,239, respectively.

The notes were repaid in June 2007.

(C) Installment Notes

At December 31, 2006, the Company had executed various installment notes for the acquisition of automobiles. These notes were collateralized by various vehicles and had interest rates ranging from 0% to 8.99%. The following is a summary of scheduled principal repayments:

Year Ended December 31,

2007	$73,617
2008	69,412
2009	51,013
2010	33,364
2011	15,203

Total Installment Notes	242,609

Less: current maturities	(73,617)

Long-term portion – related party notes	$168,992

CK Products, Inc. and CK Products West, Inc.
Notes to Combined Financial Statements
December 31, 2006

During 2006 and 2005, the Company repaid $58,033 and $83,294, respectively.

Note 6 Operating Leases

The Company leases certain warehouse space under three non-cancelable operating leases. These leases expire during the years ended December 31, 2008 and 2011. Future minimum annual rental payments are as follows:

Year Ended December 31,

2007	$197,115
2008	172,422
2009	166,196
2010	170,555
2011	79,013

Total Minimum Lease Payments	$785,301

Note 7 Litigation, Claims and Assessments

From time to time, the Company may become involved in various lawsuits and legal proceedings, which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm its business. The Company is currently not aware of any such legal proceedings or claims that they believe will have, individually or in the aggregate, a material adverse affect on its business, financial condition or operating results.

Note 8 Liquidity

As reflected in the accompanying financial statements, at December 31, 2006, the Company had a working capital deficit of $717,690 and a stockholders’ deficit of $583,316.

The ability of the Company to continue its operations is dependent on Management’s plans, which include the raising of capital through debt and/or equity markets. The Company will require additional funding during the next twelve months to finance the growth of its current and expected future operations as well as to achieve its strategic objectives. During the year ended December 31, 2006, the Company’s stockholders’ have taken distributions of $140,578, which further depleted its cash position.

The Company believes its current available cash along with anticipated revenues may be insufficient to meet its cash needs for the near future. There can be no assurance that financing will be available in amounts or terms acceptable to the Company, if at all. The Company was acquired in 2007 by CK Acquisition Corp. (See Note 10).

CK Products, Inc. and CK Products West, Inc.
Notes to Combined Financial Statements
December 31, 2006

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. These financial statements do not include any adjustments relating to the recovery of the recorded assets or the classification of the liabilities that might be necessary should the Company be unable to continue as a going concern.

Note 9 Related Party Transactions

During the years ended December 31, 2006 and 2005, the Company’s stockholders received distributions of $140,578 and 358,940, respectively.

Note 10 Subsequent Events

On June 13, 2007, effective May 31, 2007, CK Acquisition Company, Inc., a wholly-owned subsidiary of All American Home Products, LLC in Florida, acquired all of the operating assets and certain liabilities of CK Products, Inc. and CK Products West, Inc. for 2,500,000 shares of common stock having a fair value of approximately $209,000 plus the assumption of liabilities of an amount not to exceed $2,804,000 in the aggregate.

In addition, CK Acquisition Company, Inc. entered into employment agreements with three CK executives with terms ranging from three to five years. The agreements include typical termination and non-compete clauses and the total aggregate future commitment for salary and benefits approximates $1,650,000.

Appendix A

AGREEMENT AND PLAN OF MERGER

BY AND AMONG

MONARCH INVESTMENT PROPERTIES, INC.,

AND

ALL AMERICAN HOME PRODUCTS, LLC

DATED AS OF DECEMBER 18, 2007

* Copies of exhibits and schedules provided upon request.

i

ii

Exhibits

Exhibit A	Investment Letter

Schedules

Schedule 3.2	AAHP Equity Investments
Schedule 3.5	AAHP Capitalization
Schedule 3.7	AAHP Litigation
Schedule 3.8	AAHP Title to Properties; Absence of Liens
Schedule 3.10	AAHP Consents and Approvals
Schedule 3.16	AAHP Intellectual Property
Schedule 3.22(d)	AAHP Absence of Certain Changes or Events.
Schedule 4.11	Company Absence of Liabilities
Schedule 4.16	Company Consents and Approvals
Schedule 4.18	Company Taxes

iii

AGREEMENT AND PLAN OF MERGER

          THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of December 18, 2007, is entered into by and among MONARCH INVESTMENT PROPERTIES, INC., a Nevada corporation the “Company”), and ALL AMERICAN HOME PRODUCTS, LLC, a Florida limited liability company (“AAHP”).

W I T N E S S E T H :

          WHEREAS, the respective Boards of Directors of the Company and AAHP have each approved the merger of AAHP with and into the Company, with the Company surviving (the “Merger”), on the terms and conditions contained herein and in accordance with the Nevada Revised Statutes (the “NRS”) and the Florida Limited Liability Company Act (the “FLLLCA”), and have determined that the Merger and the transactions contemplated herein are advisable and in the best interest of their respective entities, stockholders and members;

          WHEREAS, the parties hereto desire to make certain representations, warranties, covenants and agreements in connection with the Merger and to prescribe various conditions to the Merger; and

          WHEREAS, for U.S. federal income tax purposes, it is intended that the Merger qualify as a reorganization under the provisions of Section 368(a) and Section 351 of the Code, and that this Agreement shall constitute a “plan of reorganization” for the purposes of Section 368 and Section 351 of the Code.

          NOW THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

ARTICLE I
THE MERGER

                    1.1. The Merger. Upon the terms and subject to the conditions of this Agreement, at the Effective Time (as defined below), AAHP shall be merged with and into the Company in accordance with the applicable provisions of the NRS and the FLLLCA and in accordance with this Agreement, and the separate existence of AAHP shall cease. The Company shall be the surviving corporation in the Merger (hereinafter sometimes referred to as the “Surviving Corporation”), and shall continue under the laws of Nevada.

                    1.2. Closing; Effective Time. Subject to the satisfaction or waiver of all of the conditions to Closing contained in Article VI, the closing of the Merger (the “Closing”), shall take place at the offices of Blank Rome LLP, 1200 N. Federal Highway, Suite 417, Boca Raton, FL 33432, as soon as practicable (but not later than 5 Business Days) after the satisfaction or waiver of the conditions to Closing contained in Article VI (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the fulfillment or waiver of those conditions), unless another date or place is agreed to in writing by the parties hereto. The date on which the Closing actually occurs is hereinafter referred to as the “Closing Date.” As soon as is practicable after the Closing, the parties hereto shall cause the Merger to be consummated by (i) delivering to the Secretary of State of the State of Nevada a Certificate of Merger (the “Nevada Certificate of Merger”), in such form as required by, and executed and acknowledged in accordance with, the relevant provisions of the NRS and (ii) delivering to the Secretary of State of the State of Florida a Certificate of Merger (the “Florida Certificate of Merger”), in such form as required by, and executed and acknowledged in accordance with, the relevant provisions of the FLLLCA. The Merger shall become effective as of the date and at such time (the “Effective Time”) as the Nevada Certificate of Merger is filed with the Secretary of State of the State of Nevada with respect to the Merger.

                    1.3. Effects of Merger. The Merger shall have the effects set forth in the applicable provisions of the NRS and the FLLLCA. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the properties, rights, privileges, powers and franchises of AAHP shall vest in the Surviving Corporation, and all debts, liabilities and duties of AAHP shall become the debts, liabilities and duties of the Surviving Corporation.

                    1.4. Articles of Incorporation. The Articles of Incorporation of the Company in effect immediately prior to the Effective Time shall become, from and after the Effective Time, the Articles of Incorporation of the Surviving Corporation, until amended or repealed in accordance with the terms thereof and with Applicable Law.

                    1.5. Bylaws. The Bylaws of the Company in effect immediately prior to the Effective Time shall become, from and after the Effective Time, the Bylaws of the Surviving Corporation, until thereafter amended or repealed in accordance with the terms thereof and with Applicable Law.

                    1.6. Directors and Officers. The directors and officers of AAHP immediately prior to the Effective Time shall become at the Effective Time, the directors and officers of the Surviving Corporation, each to hold office from the Effective Time in accordance with the Articles of Incorporation and Bylaws of the Surviving Corporation until their respective successors are duly elected or appointed and qualify, or they resign or are removed.

                    1.7. Assumption of Liabilities. At the Closing AAHP, shall assume and pay in full all obligations of the Company as set forth in the Company’s quarterly report on Form 10-QSB filed with the SEC on November 14, 2007 for the nine-month period ended September 30, 2007, as well as all fees and expenses of Strategic Capital Resources, Inc., the Company’s principal stockholder (“SCR”), incurred in the ordinary course of business in connection with the transaction contemplated hereunder including attorney’s fees, whether paid or accrued, and certain loans made to the Company in connection with the Merger.

ARTICLE II
EFFECT OF THE MERGER ON CAPITAL STOCK

                    2.1. Conversion of Membership Interests. As of the Effective Time, by virtue of the Merger and without any action on the part of the parties or the registered holders of any shares of capital stock of the Company (each a “Company Stockholder,” and collectively, the “Company Stockholders”):

                              (a) Each unit of outstanding membership interest of AAHP (the “Membership Interests”) shall be converted into and become 1.2192383 fully paid and non-assessable shares of common stock, par value $0.001 per share, of the Surviving Corporation (the “Company Common Stock”). The number of shares of Company Common Stock issued to each member of AAHP (each a “Member” and collectively the “Members”) in accordance with this Section 2.1(a) shall hereafter be referred to as the “Merger Shares”. At the Effective Time, all Membership Interests of AAHP shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and each AAHP Member shall cease to have any rights with respect thereto, except the right to receive the Merger Shares.

                              (b) No fraction of a share of Company Common Stock will be issued, but in lieu of such issuance, each AAHP Member who would otherwise be entitled to a fraction of a share of Company Common Stock as a result of the conversion and exchange of shares contemplated by this Article II shall receive from the Company one (1) additional share of Company Common Stock. The fractional share interest of AAHP Members shall be aggregated such that no AAHP Member shall receive more than the one (1) share of Company Common Stock with respect to any interest in fractional shares.

                              (c) The judgment held by SCR against the Company in the amount of One Hundred Eighty Four Thousand Seven Hundred Twenty One Dollars ($184,721) at September 30, 2007, plus any accrued but unpaid interest thereon, (the “Judgment”) shall be converted into Company Common Stock at a conversion price of $.10 per share immediately before the Reverse Stock Split and deemed satisfied in full. Upon such conversion, SCR shall cause to be filed a Satisfaction of Judgment with the issuing court.

                    2.2. Exchange of Interests.

                              (a) Immediately prior to the Closing, the Company shall deposit, or shall cause to be deposited, with Blank Rome LLP (the “Exchange Agent”), for the benefit of the AAHP Members certificates in the names of each such AAHP Member evidencing the number of Merger Shares to be issued to such AAHP Member in accordance with this Article II. As soon as reasonably practicable after the Effective Time, the Company will instruct the Exchange Agent to deliver to each holder of Membership Interests of AAHP a letter of transmittal containing instructions for use in effecting the exchange of Membership Interests for certificates evidencing the relevant number of Merger Shares. No interest shall be paid on the Merger Shares. All Merger Shares issued upon exchange of the Membership Interests of AAHP in accordance with the terms hereof shall be deemed to have been issued or paid in full satisfaction of all rights pertaining to such shares of Company Common Stock.

                              (b) It is understood that the certificates evidencing the Merger Shares will bear the legends set forth below:

                               (i) THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY OTHER JURISDICTIONS. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS;

                                        (ii) Any additional legend required by Applicable Law.

The legend set forth in (i) above shall be removed from any certificate evidencing such Merger Shares upon delivery to the Company of an opinion by counsel, reasonably satisfactory to the Company, that such security can be freely transferred without such a registration statement being in effect and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which the Company issued such Merger Shares.

                    2.3. Certain Adjustments. If after the date hereof and prior to the Effective Time and to the extent permitted by this Agreement, the outstanding Membership Interests of AAHP or Company Common Stock shall be changed into a different number, class or series of shares by reason of any reclassification, recapitalization or combination, forward stock split, reverse stock split (other than the Reverse Stock Split), stock dividend or rights issued in respect of such stock, or any similar event shall occur (any such action, an “Adjustment Event”), the number of Merger Shares issued in exchange for each Membership Interests of AAHP shall be adjusted correspondingly to provide to the Members of AAHP the right to receive the same economic effect as contemplated by this Agreement immediately prior to such Adjustment Event.

                    2.4. Warrants.

                              (a) At the Effective Time, to the extent not exercised prior to the Effective Time, each outstanding warrant to purchase Membership Interests of AAHP (a “AAHP Warrant”) shall be automatically be converted into a warrant to acquire such number of shares of Company Common Stock (a “Company Warrant”) as the holder of such AAHP Warrants would have been entitled to receive as Merger Shares had such holder exercised such AAHP Warrant in full immediately prior to the Effective Time at an exercise price per share of Company Common Stock appropriately adjusted such that the aggregate exercise price for such Company Warrant shall be the same as it was prior to the Effective Time. At the Effective Time, the Surviving Corporation shall expressly assume the due and punctual observance and performance of each and every covenant contained in, and condition of, the AAHP Warrants to be performed and observed by the Surviving Corporation and all the obligations and liabilities thereunder.

                              (b) As promptly as practicable after the Effective Time, the Company shall deliver to each holder of a AAHP Warrant a notice that contains a calculation in reasonable detail and accurately reflects the number of shares of Company Common Stock that each such holder is entitled to receive upon the exercise of such holder’s AAHP Warrant and the applicable adjusted exercise price. Together with such notice, or as part of such notice, Company shall deliver a duly executed confirmation that Company has expressly assumed the due and punctual observance and performance of each and every covenant contained in, and condition of, the applicable AAHP Warrant to be performed and observed by AAHP and all the obligations and liabilities thereunder.

                              (c) The number of shares of Company Common Stock issuable upon exercise of the Company Warrants shall be reserved by Company out of authorized but unissued Company Common Stock for issuance upon exercise in full of all Company Warrants after the Effective Time. Notwithstanding the foregoing, upon the expiration of the Company Warrants, such Company Common Stock reserved for issuance upon the exercise of the Company Warrants shall no longer be reserved.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF AAHP

               Except as set forth on the disclosure schedules, AAHP hereby represents and warrants to the Company as follows:

                    3.1. Organization and Qualification. AAHP is a limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, has requisite corporate power and authority and governmental approvals to own, lease and operate its properties and to carry on its business as currently conducted. AAHP is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the ownership or leasing of its property or the conduct of its business requires such qualification or licensing, except where the failure to be so qualified or licensed or in good standing would not, individually or in the aggregate, have a Material Adverse Effect on AAHP.

                    3.2. Equity Investments. AAHP has no subsidiaries and does not own any equity interest in any other corporation or in any partnership, limited liability company or other form of business entity, except as set forth on Schedule 3.2.

                    3.3. Authority to Execute and Perform Agreement. AAHP has the requisite power and all authority required to enter into, execute and deliver this Agreement and the Transaction Documents to which it is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby (collectively, the “Transactions”). The execution, delivery and performance by AAHP of this Agreement and the consummation by AAHP of the Transactions have been duly authorized and approved by all necessary corporate action.

                    3.4. Binding Effect. This Agreement has been validly executed and delivered by AAHP and, assuming the due execution and delivery hereof by the Company, constitutes a valid and binding obligation of AAHP, enforceable against AAHP in accordance with its terms, except to the extent such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws of general applicability affecting or relating to enforcement of creditors’ rights generally, and (ii) general equitable principles (regardless of whether such enforceability is considered in equity or at law).

                    3.5. Capitalization. Except as set forth on Schedule 3.5, there are no existing options, rights, subscriptions, warrants, unsatisfied preemptive rights, calls, commitments or agreements relating to (i) the authorized and unissued membership interests of AAHP, or (ii) any securities or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire from AAHP, any membership interests of AAHP and no such convertible or exchangeable securities or obligations are outstanding.

                    3.6. Vote Required; Board of Directors’ Approval. The only vote necessary to approve the Merger is the affirmative vote of the holders of a majority of the outstanding Membership Interests of AAHP. The Board of Directors of AAHP, by resolutions duly adopted at a meeting duly called and held at which a quorum was present or by the unanimous written consent in lieu of such a meeting, has approved this Agreement, the Merger and the Transactions in accordance with the requirements of the FLLLCA.

                    3.7. Litigation. There are no judicial, governmental, administrative or arbitral actions, claims, suits or proceedings or investigations (collectively, “Legal Proceedings”) pending or, to the Knowledge of AAHP, threatened against or involving AAHP or any of its respective property or assets, except as set forth on Schedule 3.7. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, governmental or regulatory body or arbitration tribunal against or involving AAHP.

                    3.8. Title to Properties; Absence of Liens. AAHP has (i) good and marketable title free and clear of any and all liens and encumbrances of any kind in and to all of its assets and properties, excluding immaterial matters and (ii) sufficient rights to all of their respective assets and properties to permit them to carry on their business as currently contemplated, whether real, personal or fixed, free and clear of all Liens, in each case, except (a) for Liens set forth on Schedule 3.8, (b) for Liens for Taxes not yet due and payable or which AAHP is contesting in good faith and for which adequate reserves have been established, (c) for such properties and assets as may have been sold since the date hereof in the ordinary course of business, and (d) for Liens not securing debt that do not materially detract from the value or materially interfere with the use of the property subject thereto (collectively, “Permitted Liens”).

                    3.9. Compliance with Laws. AAHP is not in violation of, default under, or conflict with, any applicable order, consent, approval, authorization, registration, declaration, filing, judgment, injunction, award, decree or writ of any Governmental Body or court of competent jurisdiction (collectively, “Orders”) or any Applicable Law, except for any such violations that would not, individually or in the aggregate, have a Material Adverse Effect on the Company.

                    3.10. Consents and Approvals. Except for (i) those consents, approvals, orders, authorizations, filings or notices set forth on Schedule 3.10, (ii) applicable requirements of the Securities Act, the Exchange Act or state securities or “blue sky” laws (“Blue Sky Laws”), (iii) the Nevada Certificate of Merger and (iv) the Florida Certificate of Merger, no consent, approval or authorization of, filing with, or notice to, any Governmental Body is required by AAHP in connection with the execution, delivery and performance by AAHP of this Agreement, each and every agreement contemplated hereby, and the consummation by AAHP of the Transactions.

                    3.11. Non-contravention. The execution and delivery of this Agreement and the Transaction Documents by AAHP, the performance by AAHP of its obligations hereunder and thereunder, and the consummation of the Transactions contemplated hereby and thereby by AAHP (A) do not and will not conflict with, or result in a breach or violation of (i) any provision of AAHP’s charter or bylaws, (ii) any applicable laws, (iii) any material agreement, contract, lease, license or instrument to which AAHP is a party or by which it or any of its properties or assets are bound and (B) will not result in the creation or imposition of any Lien upon any of the property or assets of AAHP pursuant to any provision of any contract or Lien.

                    3.12. AAHP Material Contracts. AAHP is not in default under any Material Contract of AAHP, nor to the Knowledge of AAHP does any condition exist that, with notice or lapse of time or both, would constitute a default thereunder. To the Knowledge of AAHP, no other party to any such Material Contract of AAHP is in default thereunder, nor does any condition exist that with notice or lapse of time or both would constitute a default thereunder. No approval or consent of any person is needed in order that the Material Contracts of AAHP continue in full force and effect following the consummation of the transactions contemplated by this Agreement.

                    3.13. Taxes.

                              (a) Filing of Tax Returns. AAHP has timely filed, or has had timely filed on its behalf, with the appropriate Taxing authorities all Tax Returns in respect of Taxes it is required to file. The Tax Returns filed (including any amendments thereof) are complete and accurate in all material respects. AAHP has not requested any extension of time within which to file any Tax Return in respect of any Taxes, which Tax Return has not since been filed in a timely manner. To the Knowledge of AAHP, no claim has ever been made by any Taxing authority in a jurisdiction where AAHP does not file Tax Returns, or has Tax Returns filed on its behalf, that AAHP is or may be subject to taxation by that jurisdiction, or liable for Taxes owing to that jurisdiction.

                              (b) Payment of Taxes. All Taxes owed by AAHP (whether or not shown as due on any Tax Returns) have been paid in full. AAHP has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party. AAHP has made all required estimated Tax payments sufficient to avoid any underpayment penalties. The unpaid Taxes of AAHP (A) do not, as of the Closing Date, exceed the reserve for Tax liability (rather than any reserve for deferred Taxes established to reflect the timing differences between book and Tax income) set forth on the face of AAHP’s most recent balance sheets (rather than any notes thereto) and (B) do not exceed that reserve as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of AAHP in filing, or having filed on its behalf, its Tax Returns. The charges, accruals and reserves on the books of AAHP in respect of any liability for Taxes (x) based on or measured by net income for any years not finally determined, (y) with respect to which the applicable statute of limitations has not expired or (z) that has been previously deferred, are adequate to satisfy any assessment for such Taxes for any such years.

                              (c) Audits, Investigations or Claims. There is no dispute or claim which has not been resolved concerning any Tax liability of AAHP either (A) claimed or raised by any Taxing authority in writing or (B) as to which any of the directors and officers (and employees responsible for Tax matters) of AAHP has Knowledge. There is no currently pending audit of any Tax Return of AAHP by any Taxing authority, and AAHP has not been notified in writing that any Taxing authority intends to audit any Tax Return of AAHP. AAHP has not executed any outstanding waivers or consents regarding the application of the statute of limitations with respect to any Taxes or Tax Returns.

                    3.14. Financial Statements.

                              (a) AAHP has delivered to the Company copies of its audited balance sheets and audited statements of income for the fiscal years ended December 31, 2006 and 2005 and its unaudited, reviewed, balance sheets and, reviewed, statements of income for the nine month period ended September 30, 2007 and September 30, 2006 (the “AAHP Financial Statements”). AAHP Financial Statements present fairly the financial condition and results of operations of AAHP at the dates and for the periods covered by the AAHP Financial Statements. AAHP represents and warrants that there has been no material adverse change in the financial condition of AAHP from that stated in AAHP Financial Statements.

                              (b) The AAHP Financial Statements and any notes related thereto comply as to form in all material respects with applicable accounting requirements, have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto) and fairly present in all material respects (subject, in the case of the unaudited interim financial statements, to normal, recurring year end adjustments none of which are or will be material in amount, individually or in the aggregate) the consolidated financial position of AAHP as at the dates thereof and the consolidated results of their operations and cash flows for the periods then ended.

                              (c) AAHP does not have any direct or indirect liabilities that were not fully and adequately reflected or reserved against on the balance sheet or described in the notes to the audited financial statements of AAHP. AAHP has no Knowledge of any circumstance, condition, event or arrangement that has taken place at any time that may hereafter give rise to any liabilities.

                    3.15. Books and Records. The books and records, financial and otherwise, of AAHP are in all material respects complete and correct and have been maintained in accordance with sound business and bookkeeping practices so as to accurately and fairly reflect, in reasonable detail, the transactions and dispositions of the assets and liabilities of AAHP.

                    3.16. Intellectual Property. Except as set forth on Schedule 3.16, AAHP has no Intellectual Property for its business as now conducted and as proposed to be conducted. To the Knowledge of AAHP, the business as conducted and as proposed to be conducted by AAHP does not and will not cause AAHP to infringe or violate any of the Intellectual Property of any other Person.

                    3.17. Environmental Matters. (i) AAHP is in compliance in all material respects with applicable Environmental Laws; (ii) AAHP has all Permits required pursuant to Environmental Laws and are in compliance in all material respects with the terms thereof; (iii) there are no past or present events, activities, practices, incidents, actions or plans in connection with the operations of AAHP which have given rise to or are reasonably likely to give rise to any material liability on the part of AAHP under any Environmental Law; (iv) AAHP has not generated, used, transported, treated, stored, released or disposed of, or has suffered or permitted anyone else to generate, use, transport, treat, store, release or dispose of any Hazardous Substance in violation of any Environmental Laws; and (v) there has not been any generation, use, transportation, treatment, storage, release or disposal of any Hazardous Substance in connection with the conduct of the business of AAHP or the use of any property or facility by AAHP, or to the Knowledge of AAHP, any nearby or adjacent properties, in each case, which has created or might reasonably be expected to create any material liability under any Environmental Law or which would require reporting to or notification of any Governmental Body.

                    3.18. Real Property. AAHP does not own, and has not owned, any real property or any interest in any real property.

                    3.19. Broker’s Fees. No broker, finder, agent or similar intermediary has acted on behalf of AAHP in connection with this Agreement or the Transactions, and there are no brokerage commissions, finders’ fees or similar fees or commissions payable in connection therewith based on any agreement, arrangement or understanding with AAHP.

                    3.20. Labor Matters. AAHP is not now, and has not been in the last five years, bound by or party to any collective bargaining agreement and, to the Knowledge of AAHP, no application for certification of a collective bargaining agent is pending. AAHP is in compliance with all Applicable Laws applicable to AAHP affecting employment practices and terms and conditions of employment.

                    3.21. Absence of Liabilities. As of September 30, 2007, the date of AAHP’s most recent balance sheet, except as set forth on such balance sheet, AAHP does not have any debts, liabilities or obligations of any kind, whether accrued, absolute, contingent or otherwise, and whether due or to become due, which balance sheet shall be updated as of the Closing Date.

                    3.22. Absence of Certain Changes or Events. Since September 30, 2007, AAHP has not:

                              (a) Conducted any business or engaged in any activities other than activities related to the negotiation and execution of this Agreement or activities in the ordinary course of its business;

                              (b) Declared or made any payment of dividends or other distributions to its members or upon or in respect of any of its Membership Interests or purchased, or obligated itself to purchase, retire or redeem, any of its Membership Interests or other securities;

                              (c) Amended its articles of organization or operating agreement;

                              (d) Borrowed or agreed to borrow any funds; incurred or agreed to incur or become subject to any debts, liabilities or obligations of any kind whatsoever (other than (i) in conjunction with the negotiation and execution of this Agreement, (ii) legal, accounting, advisory and board of director fees and expenses, (iii) obligations incurred in the ordinary course of business or (iv) as set forth on Schedule 3.22(d); subjected or agreed to subject any of the assets or properties of AAHP to any lien, security interest, charge, interest or other encumbrance or suffered such to be imposed; or guaranteed or agreed to guarantee the debts or obligations of others.

                    3.23. Full Disclosure. This Agreement (including the information contained in the disclosure schedules) does not (i) contain any representation, warranty or information that is false or misleading with respect to any material fact, or (ii) omit to state any material fact necessary in order to make the representations, warranties and information contained herein, in the context in which made or provided, not false or misleading.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES
OF THE COMPANY

          Except as set forth on the disclosure schedules, the Company hereby represents and warrants to AAHP as follows:

                    4.1. Organization and Qualification; Subsidiaries. The Company is a corporation, duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, has requisite power and authority and governmental approvals to own, lease and operate its properties and to carry on its business as currently conducted. The Company is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the ownership or leasing of its property or the conduct of its business requires such qualification or licensing, except where the failure to be so qualified or licensed or in good standing would not, individually or in the aggregate, have a Material Adverse Effect on the Company. The Company has not engaged in any business activities of any type or kind whatsoever. The Company does not have any subsidiaries.

                    4.2. Equity Investment. The Company does not own any equity interest in any other corporation or in any partnership, limited liability company or other form of business entity.

                    4.3. Authority to Execute and Perform Agreement. The Company has the requisite power and all authority required to enter into, execute and deliver this Agreement and the Transaction Documents to which it is a party, to perform its obligations hereunder and thereunder and to consummate the Transactions. The execution, delivery and performance of this Agreement and the consummation of the Transactions have been duly authorized by all necessary corporate action.

                    4.4. Binding Effect. This Agreement has been validly executed and delivered by the Company and, assuming the due execution and delivery hereof by AAHP, constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws of general applicability affecting or relating to enforcement of creditors’ rights generally, and (ii) general equitable principles (regardless of whether such enforceability is considered in equity or at law).

                    4.5. Capitalization.

                              (a) As of the date hereof, the authorized capital stock of the Company consists of (i) One Hundred Million (100,000,000)shares of common stock, par value $0.001 per share, of which Sixteen Million One Hundred Sixty Eight Thousand Seven Hundred Thirty Three (16,168,733) shares of common stock are issued and outstanding, all of which are validly issued, fully paid and non-assessable and (ii) Twenty Five Million (25,000,000)shares of preferred stock, par value $0.001 per share, of which none are issued and outstanding. The Company has no other authorized, issued or outstanding class of capital stock. Prior to the Closing, the Company shall effect the Reverse Stock Split as a result of which the Company will have no more than One Million (1,000,000) shares of its common stock, issued and outstanding on a Fully Diluted Basis (the “Maximum Capitalization”); provided that the Maximum Capitalization shall exclude the post Reverse Stock Split shares issued in exchange for the shares of Company Common Stock issuable to SCR in connection with the conversion of the Judgment as described in Section 2.1(c) above and the One Million One Hundred Thousand (1,100,000) shares of Company Common Stock issuable upon exercise of the SCR Warrant (defined below).

                              (b) Obligations. There are no obligations, contingent or otherwise, of the Company to repurchase, redeem or acquire shares of the Company.

                              (c) Options, Warrants, etc. Other than the SCR’s warrant to purchase One Million One Hundred Thousand (1,100,000) shares of Company Common Stock (the “SCR Warrant”), there are no existing options, rights, subscriptions, warrants, unsatisfied preemptive rights, calls or commitments relating to (i) the authorized and unissued capital stock of the Company, or (ii) any securities or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire from the Company any shares of capital stock of the Company and no such convertible or exchangeable securities or obligations are outstanding.

                              (d) Registration. The outstanding shares of the capital stock of the Company have been issued in full compliance with the registration and prospectus delivery requirements of the Securities Act or in compliance with applicable exemptions therefrom, and the registration and qualification requirements of all applicable securities laws of states of the United States.

                              (e) Merger Shares. The Merger Shares, when paid for and then issued as provided in this Agreement, will be duly authorized and validly issued, fully paid and nonassessable, and will be free of any Liens or encumbrances and of restrictions on transfer, other than restrictions on transfer under applicable state and federal securities laws or the Transaction Documents.

                    4.6. Board Approval. The Board of Directors of the Company, by resolutions duly adopted at a meeting duly called and held at which a quorum was present or by the unanimous written consent in lieu of such a meeting, has approved this Agreement, the Merger and the Transactions in accordance with the requirements of the NRS.

                    4.7. SEC Reports and Financial Statements.

                              (a) Each form, report, schedule, registration statement, proxy statement, information statement, exhibit and any other document, to the extent required to be filed in accordance with Applicable Law by the Company with the Securities and Exchange Commission (the “SEC”) (as such documents have been amended prior to the date hereof, the “SEC Reports”), as of its respective date, has complied in all material respects with the applicable requirements of the Securities Act and Exchange Act and was timely filed (except where a valid extension of the filing date was filed and the applicable SEC Report was filed within the period permitted by such extension). None of the SEC Reports, as of their respective dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except for such statements, if any, as have been modified or superseded by subsequent filings prior to the date hereof.

                              (b) The consolidated financial statements of the Company included in such SEC Reports and any notes related thereto comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited interim financial statements, as permitted by Form 10-QSB of the SEC) and fairly present in all material respects (subject, in the case of the unaudited interim financial statements, to normal, recurring year end adjustments none of which are or will be material in amount, individually or in the aggregate) the consolidated financial position of the Company as at the dates thereof and the consolidated results of their operations and cash flows for the periods then ended.

                              (c) The Company does not have any direct or indirect liabilities that were not fully and adequately reflected or reserved against on the balance sheet or described in the notes to the audited financial statements of the Company. The Company has no Knowledge of any circumstance, condition, event or arrangement that has taken place at any time that may hereafter give rise to any liabilities.

                    4.8. No Material Adverse Change. Except as set forth in SEC Reports filed since August 1, 2007 (the “Recent Reports”), since August 1, 2007, the Company has not conducted any business or engaged in any activities other than activities related to the negotiation and execution of this Agreement or activities in the ordinary course, consistent with past practice, and there has been no change in the business, properties, assets, operations or condition (financial or otherwise) which has resulted or reasonably could be expected to result in or which the Company has reason to believe could reasonably be expected to result in a Material Adverse Effect on it, and the Company has no Knowledge of any such change that is threatened, nor has there been any damage, destruction or loss affecting the assets, properties, business, operations or condition (financial or otherwise), whether or not covered by insurance which has resulted or reasonably could be expected to result in or which the Company has reason to believe could reasonably be expected to result in a Material Adverse Effect on the Company. Since December 31, 2006, the Company has not taken, directly or indirectly, any of the actions identified in Section 5.1, except as set forth in the Recent Reports.

                    4.9. Books and Records. The books and records, financial and otherwise, of the Company are in all material respects complete and correct and have been maintained in accordance with sound business and bookkeeping practices so as to accurately and fairly reflect, in reasonable detail, the transactions and dispositions of the assets and liabilities of the Company

                    4.10. Litigation. There are no Legal Proceedings pending or, to the Knowledge of the Company, threatened against or involving the Company, or any of its respective property or assets. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, governmental or regulatory body or arbitration tribunal against or involving the Company.

                    4.11. Absence of Liabilities. As of September 30, 2007, the date of the Company’s most recent balance sheet, the Company has no debts, liabilities or obligations of any kind, whether accrued, absolute, contingent or otherwise, and whether due or to become due, that are not otherwise set forth on Schedule 4.11, which shall be updated as of the Closing Date.

                    4.12. Title to Properties; Absence of Liens. The Company has good and marketable title to all of their respective assets and properties, whether real, personal or fixed, free and clear of all Liens, except for Liens for Taxes not yet due and payable or which the Company is contesting in good faith and for which adequate reserves have been established.

                    4.13. Compliance with Laws. The Company is not in violation of, default under, or conflict with, any applicable Order or any Applicable Law, except for any such violations that would not, individually or in the aggregate, have a Material Adverse Effect on the Company.

                    4.14. Intellectual Property. The Company does not own, license or otherwise has any rights in or to any Intellectual Property.

                    4.15. Non-Contravention. The execution and delivery of this Agreement and the Transaction Documents by the Company, the performance by the Company of its obligations hereunder and thereunder, and the consummation of the Transactions contemplated hereby and thereby by such entities (A) do not and will not conflict with, or result in a breach or violation of (i) any provision of the charter or bylaws of any of the Company, (ii) any applicable laws, (iii) any material agreement, contract, lease, license or instrument to which the Company is a party or by which the Company or any of each of its properties or assets are bound and (B) will not result in the creation or imposition of any Lien upon any of the property or assets of the Company pursuant to any provision of any contract or Lien.

                    4.16. Consents and Approvals. Except for (i) those consents, approvals, authorizations, filings or notices set forth on Schedule 4.16, (ii) applicable requirements of the Securities Act, the Exchange Act or Blue Sky Laws, (iii) notices and filings in connection with the Merger, no consent, approval or authorization of, filing with, or notice to, any Governmental Body is required by the Company in connection with the execution, delivery and performance by the Company of this Agreement, each and every agreement contemplated hereby, and the consummation by the Company of the Transactions.

                    4.17. Material Contracts. The Company is not in default under any Material Contract, nor to the Knowledge of the Company, does any condition exist that, with notice or lapse of time or both, would constitute a default thereunder. To the Knowledge of the Company, no other party to any such Material Contract of the Company is in default thereunder, nor does any condition exist that with notice or lapse of time or both would constitute a default thereunder. No approval or consent of any person is needed in order that the Material Contracts of the Company shall continue in full force and effect following the consummation of the transactions contemplated by this Agreement.

                    4.18. Taxes. Except as set forth on Schedule 4.18:

                              (a) Filing of Tax Returns. The Company has timely filed, or have had timely filed on their behalf, with the appropriate Taxing authorities all Tax Returns in respect of Taxes required to be filed by them. The Tax Returns filed (including any amendments thereof) are complete and accurate in all material respects. The Company has not requested any extension of time within which to file any Tax Return in respect of any Taxes, which Tax Return has not since been filed in a timely manner. To the Knowledge of the Company, no claim has ever been made by any Taxing authority in a jurisdiction where the Company does not file Tax Returns, or has Tax Returns filed on their behalf, that they are or may be subject to taxation by that jurisdiction, or liable for Taxes owing to that jurisdiction.

                              (b) Payment of Taxes. All Taxes owed by the Company (whether or not shown as due on any Tax Returns) have been paid in full or adequate reserves on their respective books and/or records have been established. The Company has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party. The Company has made all required estimated Tax payments sufficient to avoid any underpayment penalties. The unpaid Taxes of the Company (A) do not, as of the Closing Date, exceed the reserve for Tax liability (rather than any reserve for deferred Taxes established to reflect the timing differences between book and Tax income) set forth on the face of the Company’s most recent balance sheets (rather than any notes thereto) and (B) do not exceed that reserve as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of the Company in filing, or having filed on their behalf, their Tax Returns. The charges, accruals and reserves on the books of the Company in respect of any liability for Taxes (x) based on or measured by net income for any years not finally determined, (y) with respect to which the applicable statute of limitations has not expired or (z) that has been previously deferred, are adequate to satisfy any assessment for such Taxes for any such years.

                              (c) Audits, Investigations or Claims. There is no dispute or claim which has not been resolved concerning any Tax liability of the Company either (A) claimed or raised by any Taxing authority in writing or (B) as to which any of the directors and officers (and employees responsible for Tax matters) of the Company has Knowledge. There is no currently pending audit of any Tax Return of the Company by any Taxing authority, and the Company has not ever been notified in writing that any Taxing authority intends to audit any Tax Return of the Company. The Company has not executed any outstanding waivers or consents regarding the application of the statute of limitations with respect to any Taxes or Tax Returns.

                              (d) Lien. There are no encumbrances for Taxes (other than for current Taxes not yet due and payable) on any assets of the Company.

                              (e) Tax Elections. The Company (i) has not agreed, or are required, to make any adjustment under Section 481(a) of the Code by reason of a change in accounting method or otherwise; (ii) have not made an election pursuant to Code Sections 338 or 336(e) or the regulations thereunder or any comparable provisions of any foreign or state or local income tax law; (iii) is not subject to any constructive elections under Code Section 338 or the regulations thereunder; (iv) has not made any payments, are obligated to make any payments, or are a party to any agreement that under certain circumstances could obligate it to make any payments that will not be deductible under §280G and §162(m) of the Code; and (v) has not made any of the foregoing elections or are required to apply any of the foregoing rules under any comparable state or local income Tax provision.

                              (f) Prior Affiliated Groups. The Company (A) has never been a member of an affiliated group of corporations within the meaning of Section 1504 of the Code and (B) does not have any liability for the Taxes of any person under Treas. Reg. §1502-6 (or any similar provision of state, local or foreign law), as a transferee or successor, by contract or otherwise. The Company is not a successor to any other person by way of merger, reorganization or similar transaction.

                              (g) Tax Sharing Agreements. The Company is not a party to any Tax allocation, indemnity or sharing or similar agreement.

                              (h) Section 355. The Company has not distributed the stock of a “controlled corporation” (within the meaning of that term as used in Section 355(a) of the Code) in a transaction subject to Section 355 of the Code within the past two years.

                              (i) Partnerships. The Company does not own an interest in a partnership for Tax purposes.

                    4.19. Environmental Matters. (i) The Company is in compliance in all material respects with applicable Environmental Laws; (ii) the Company has all Permits required pursuant to Environmental Laws and are in compliance in all material respects with the terms thereof; (iii) there are no past or present events, activities, practices, incidents, actions or plans in connection with the operations of the Company which have given rise to or are reasonably likely to give rise to any liability on the part of the Company under any Environmental Law; (iv) the Company has not generated, used, transported, treated, stored, released or disposed of, or has suffered or permitted anyone else to generate, use, transport, treat, store, release or dispose of any Hazardous Substance in violation of any Environmental Laws; and (v) there has not been any generation, use, transportation, treatment, storage, release or disposal of any Hazardous Substance in connection with the conduct of the business of the Company or the use of any property or facility by the Company, or to the Knowledge of the Company, any nearby or adjacent properties, in each case, which has created or might reasonably be expected to create any material liability under any Environmental Law or which would require reporting to or notification of any Governmental Body.

                    4.20. Real Property. The Company has not owned, any real property or any interest in any real property.

                    4.21. Broker’s Fees. No broker, finder, agent or similar intermediary has acted on behalf of the Company in connection with this Agreement or the Transactions, and there are no brokerage commissions, finders’ fees or similar fees or commissions payable in connection therewith based on any agreement, arrangement or understanding with the Company.

                    4.22. Labor Matters. The Company is not now, and has not been in the last five years, bound by or party to any collective bargaining agreement and, to the Knowledge of the Company, no application for certification of a collective bargaining agent is pending. The Company is in compliance with all Applicable Laws applicable to the Company affecting employment practices and terms and conditions of employment.

                    4.23. Articles of Incorporation, Bylaws, and Minute Books. The copies of the Articles of Incorporation and of the Bylaws of the Company which have been delivered to the AAHP are true, correct and complete copies thereof. The corporate minutes of the Company, which have been delivered to AAHP, are complete and accurate minutes of all meetings and accurate consents in lieu of meetings of the Board of Directors (and any committee thereof) and of the stockholders of the Company since the date of incorporation and accurately reflects all transactions referred to in such minutes and consents in lieu of meetings. The Company has delivered to Company all books, records, agreements and other material information of the Company relating to the business of the Company. All documents furnished or caused to be furnished to AAHP by the Company are true and correct copies, and there are no amendments or modifications thereto except as set forth in such documents.

                    4.24. Full Disclosure. This Agreement (including the information contained in the disclosure schedules) and the SEC Reports, do not (i) with respect to the Company, contain any representation, warranty or information that is false or misleading with respect to any material fact, or (ii) with respect to the Company, omit to state any material fact necessary in order to make the representations, warranties and information contained herein (including the information contained in the disclosure schedules) and the SEC Reports, in the context in which made or provided, not false or misleading.

ARTICLE V
ADDITIONAL AGREEMENTS OF THE PARTIES

                    5.1. Actions Pending Closing. From the date hereof until the Effective Time, unless otherwise agreed to in writing, each of the parties to this Agreement agree to conduct its business and operations only in the ordinary course and in substantially the same manner as heretofore conducted and the Company shall continue to make timely filings (except pursuant to valid extensions) as required by the SEC pursuant to the Securities Act and the Exchange Act and shall not take any action that will adversely affect the ability of the Company to qualify for quotation of its common stock on the over the counter bulletin board. Without limiting the generality of the foregoing, prior to the Effective Time, none of the parties to this Agreement shall, except as contemplated by this Agreement, without the prior written consent of the other parties to this Agreement, directly or indirectly, do any of the following:

                              (a) except to the extent required by Applicable Law, as contemplated by this Agreement, amend or otherwise change the articles of incorporation, Bylaws, operating agreement or other similar organizational document;

                               (b) issue or authorize or propose the issuance of, sell, pledge or dispose of, grant or otherwise create, or agree to issue or authorize or propose the issuance, sale, pledge, disposition, grant or creation of any additional shares of, or any options, warrants, convertible securities or other rights of any kind to acquire any shares of, its capital stock or any debt or equity securities convertible into or exchangeable for such capital stock;

                               (c) purchase, redeem or otherwise acquire or retire, or offer to purchase, redeem or otherwise acquire or retire, any shares of its capital stock (including any security convertible or exchangeable into its capital stock);

                               (d) enter into any Material Contract, except in the ordinary course of business;

                               (e) declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its capital stock, reclassify, recapitalize, split, combine or exchange any of its shares of capital stock;

                               (f) incur or become contingently liable with respect to any indebtedness for borrowed money or guarantee any such indebtedness or issue any debt securities;

                               (g) (i) increase the compensation payable or to become payable to, or enter into any employment agreement with, any of its directors, executive officers or employees, (ii) grant any severance or termination pay to any director, officer or employee, (iii) enter into any severance agreement with any director, officer or employee, (iv) establish, adopt, enter into, terminate, withdraw from or amend in any material respect or take action to accelerate any rights or benefits under any collective bargaining agreement, any stock option plan or any employee Benefit Plan or policy, or (v) hire any employee or consultant;

                               (h) take any action, other than reasonable actions in the ordinary course of business and consistent with past practice, with respect to accounting policies or procedures, except as may be required by GAAP;

                               (i) acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial equity interest in or a substantial portion of the assets of, or by any other means, any business or any corporation, partnership, association or other business entity;

                               (j) mortgage or otherwise encumber, subject to any Lien, or sell, transfer or otherwise dispose of, any of its properties or assets that are material, individually or in the aggregate;

                               (k) adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization;

                               (l) pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction in the ordinary course of business and consistent with past practice of liabilities reflected or reserved against in its financial statements or incurred in the ordinary course of business and consistent with past practice;

                               (m) take, or agree in writing or otherwise to take, any of the actions described in Sections 6.1(a) through (l) above, or any action which would make any of the representations or warranties contained in this Agreement untrue or incorrect in any material respect or prevent the parties to this Agreement from performing or cause the parties to this Agreement not to perform their respective covenants under this Agreement in any material respect;

                               (n) waive, release, assign, settle or compromise any material rights, claims or litigation (including any confidentiality agreement);

                               (o) authorize any of, or commit or agree to take any of, the foregoing actions; or

                               (p) make or change any Tax election, settle any audit, claim or examination of Taxes, adopt or apply to change any method of accounting or accounting practice for Tax purposes, file any amended Tax Return, enter into any closing agreement or request a Tax ruling from a Tax authority, settle any claims for Taxes, surrender any right to claim a refund of Taxes, consent to any extension or waiver of the limitation period applicable to any Taxes, Tax Return or claim for Taxes, or take any action or fail to take any action that would have a material adverse effect on the Tax liability of any of the parties to this Agreement.

                    5.2. Company Stockholders’ Approval; Information Statement. As soon as practicable after the date hereof, the Company will take all steps necessary to solicit the approval of the requisite number of stockholders of the Company approving the Merger and this Agreement in accordance with the provisions of the NRS (the “Company Consent”). Except as otherwise contemplated by this Agreement and subject to the exercise of the fiduciary duties of the Company’s directors, the Board of Directors of the Company (i) shall recommend to the stockholders of the Company that they approve the Merger, and (ii) shall use its reasonable best efforts to obtain the Company Consent. As soon as practicable, but no later than thirty (30) calendar days after the date of this Agreement, the Company shall file with the SEC a preliminary information statement on Schedule 14C with respect to the Merger in accordance with Regulation 14C under the Exchange Act (the “Information Statement”). The Information Statement shall be made available to the Company Stockholders in accordance with the requirements of Regulation 14C. AAHP shall cooperate with the Company in the preparation of the Information Statement.

                    5.3. AAHP Member’s Approval. As soon as practicable after the date hereof, AAHP will take all steps necessary to solicit the approval of the requisite number of its members approving the Merger and this Agreement in accordance with the provisions of the FLLLCA and its operating agreement (the “AAHP Consent”). Except as otherwise contemplated by this Agreement and subject to the exercise of the fiduciary duties of AAHP’s Board of Directors, the Board of Directors of AAHP (i) shall recommend to the Members of AAHP that they approve the Merger, and (ii) shall use its reasonable best efforts to obtain the AAHP Consent.

                    5.4. Efforts; Consents. Each of the parties to this Agreement agrees to, and to cause its respective Subsidiaries to, use reasonable best efforts to take or cause to be taken all actions necessary, proper or advisable to consummate the Merger and the Transactions. Without limiting the generality of the foregoing, each of the parties hereto shall use, and shall cause its respective Subsidiaries to use, reasonable best efforts to obtain all authorizations, consents, orders and approvals of Federal, state, and local regulatory bodies, that are or may become necessary for the performance of its respective obligations pursuant to this Agreement, the Transactions Documents and the consummation of the Transactions, and shall cooperate fully in promptly seeking to obtain such authorizations, consents, orders and approvals as may be necessary for the performance of its respective obligations pursuant to this Agreement, the Transaction Documents and the Transactions. The parties shall not take, and shall cause their respective Subsidiaries not to take, any action which would have the effect of delaying, impairing or impeding the receipt of any required regulatory approvals, and the parties shall use, and shall cause their respective Subsidiaries to use, reasonable best efforts to secure such approvals as promptly as possible. The parties shall use, and shall cause their respective Subsidiaries to use, reasonable best efforts not to take any action or enter into any transaction which would result in a breach of any covenant made by such party in this Agreement.

                    5.5. Filing of Tax Returns; Payment of Taxes. Each of the parties to this Agreement will prepare in a manner consistent with its past practice and timely file all Tax Returns it is required to file, the due date of which (without extensions) occurs on or before the Closing Date and shall pay all Taxes due with respect to any such Tax Returns.

                    5.6. Access to Information.

                               (a) The Company shall afford AAHP and shall cause its independent accountants to afford to AAHP, and its accountants, counsel and other representatives, reasonable access during normal business hours during the period prior to the Closing to all information concerning the Company as AAHP may reasonably request, provided that the Company shall not be required to disclose any information which it is legally required to keep confidential. AAHP will not use such information for purposes other than this Agreement and will otherwise hold such information in confidence (and AAHP will cause its consultants and advisors also to hold such information in confidence) until such time as such information otherwise becomes publicly available without any violation of this Agreement by AAHP, and in the event of termination of this Agreement for any reason the Company shall promptly return, or cause to be returned, to AAHP all documents obtained from AAHP, and any copies made of such documents, extracts and copies thereof.

                               (b) AAHP shall afford the Company and the Company Stockholders and shall cause its independent accountants to afford to the Company and the Company Stockholders, and their accountants, counsel and other representatives, reasonable access during normal business hours during the period prior to the Closing to all of AAHP’s properties, books, contracts, commitments and records and to the audit work papers and other records of AAHP’s independent accountants. During such period, AAHP shall use reasonable efforts to furnish promptly to the Company and the Company Stockholders such information concerning AAHP as the Company and the Company Stockholders may reasonably request, provided that AAHP shall not be required to disclose any information which it is legally required to keep confidential. The Company and the Company Stockholders will not use such information for purposes other than this Agreement and will otherwise hold such information in confidence (and the Company and the Company Stockholders will cause their respective consultants and advisors also to hold such information in confidence) until such time as such information otherwise becomes publicly available without any violation of this Agreement by the Company, and in the event of termination of this Agreement for any reason the Company and the Company Stockholders shall promptly return, or cause to be returned, to the disclosing party all documents obtained from AAHP, and any copies made of such documents, extracts and copies thereof.

                    5.7. Confidentiality. Unless (i) otherwise expressly provided in this Agreement, (ii) required by Applicable Law, (iii) necessary to secure any required consents as to which the other party has been advised, or (iv) consented to in writing by AAHP and the Company, this Agreement and any information or documents furnished in connection herewith shall be kept strictly confidential by the Company, AAHP and its Subsidiaries, and their respective officers, directors, employees and agents. Prior to any disclosure pursuant to the preceding sentence, the party intending to make such disclosure shall consult with the other party to the extent practicable regarding the nature and extent of the disclosure. Subject to the preceding sentence, nothing contained herein shall preclude disclosures to the extent necessary to comply with accounting, SEC and other disclosure obligations imposed by Applicable Law. In the event the Merger is not consummated, AAHP and the Company shall return to the other all documents furnished by the other and all copies thereof made by such party and will hold in absolute confidence all information obtained from the other party except to the extent (i) such party is required to disclose such information by Law or such disclosure is necessary in connection with the pursuit or defense of a claim, (ii) such information was known by such party prior to such disclosure or was thereafter developed or obtained by such party independent of such disclosure, (iii) such party received such information on a non-confidential basis from a source, other than the other party, which is not known by such party to be bound by a confidentiality obligation with respect thereto or (iv) such information becomes generally available to the public or is otherwise no longer confidential. Prior to any disclosure of information pursuant to the exception in clause (i) of the preceding sentence, the party intending to disclose the same shall so notify the party which provided the same to the extent practicable in order that such party may seek a protective order or other appropriate remedy should it choose to do so.

                    5.8. Notification of Certain Matters. The Company shall give prompt notice to AAHP if any of the following occurs after the date of this Agreement: (i) receipt of any notice or other communication in writing from any person alleging that the consent of such person is or may be required in connection with the transactions contemplated by this Agreement; (ii) receipt of any notice or other communication from any Governmental Authority (including, but not limited to, the NASD, the SEC or any securities exchange) in connection with the transactions contemplated by this Agreement; (iii) the occurrence or non-occurrence of any fact or event which could reasonably be expected to cause any covenant, condition or agreement hereunder not to be complied with or satisfied in any material respect; (iv) the commencement or threat of any litigation involving or affecting the Company, or any of their respective properties or assets; (v) the occurrence or non-occurrence of any fact or event that causes or is reasonably likely to cause a breach by the Company of any provision of this Agreement, and (vi) the occurrence of any event that, had it occurred prior to the date of this Agreement without any additional disclosure hereunder, would have constituted a Material Adverse Effect on the Company.

                    5.9. Non-Solicitation.

                               (a) No party to this Agreement, nor any of their respective officers, directors, employees, agents, affiliates, accountants, counsel, investment bankers, financial advisors or other representatives (collectively, “Representatives”), shall (i) directly or indirectly, initiate, solicit or encourage, or take any action to facilitate the making of, any Acquisition Proposal, (ii) enter into any agreement or take any other action that by its terms could reasonably be expected to adversely affect the ability of the parties hereto to consummate the Merger, or (iii) directly or indirectly engage or otherwise participate in any discussions or negotiations with, or provide any information or data to, or afford any access to their properties, books or records to, or otherwise assist, facilitate or encourage, any person (other than AAHP or any affiliate or associate thereof) relating to any Acquisition Proposal.

                               (b) Each of the parties to this Agreement and each of their Representatives shall immediately cease and cause to be terminated all existing discussions and negotiations, if any, with any other persons conducted heretofore with respect to any Acquisition Proposal.

                              For purposes of this Agreement, an “Acquisition Proposal” means any inquiry, proposal or offer from any person relating to (i) any direct or indirect acquisition or purchase of a business that constitutes 50% or more of the net revenues, net income or assets of any party to this Agreement, taken as a whole, or 50% or more of the common stock or voting power (or of securities or rights convertible into or exercisable for such common stock or voting power) of the Company or AAHP, (ii) any tender offer or exchange offer that if consummated would result in any person beneficially owning 50% or more of the common stock or voting power (or of securities or rights convertible into or exercisable for such common stock or voting power) of the Company or AAHP, or (iii) any merger, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving the Company, AAHP or any of their Subsidiaries that constitutes 50% or more of the net revenues, net income or assets of the Company and its Subsidiaries or AAHP and its Subsidiaries, as the case may be, taken as a whole, or that results in the stockholders of the Company or the Members of AAHP, as the case may be, immediately prior to such transaction owning less than 50% of the outstanding voting securities of the Company or AAHP, as the case may be, immediately after such transaction, in each case other than the transactions contemplated by this Agreement. Each of the transactions referred to in clauses (i) - (iii) of the foregoing definition of Acquisition Proposal, other than the Merger proposed by this Agreement, is referred to herein as an “Acquisition Transaction.”

                    5.10. Further Assurances. At any time and from time to time after the Closing, each party to this Agreement agrees to cooperate with each other party and to execute and deliver such other documents, instruments of transfer or assignment, files, books and records and do all such further acts as may be reasonably required to consummate the Transactions, including to provide any necessary information in connection with the Company’s filing its Information Statement with the SEC.

                    5.11. Public Disclosure. Prior to the Closing, each party to this Agreement shall consult with each other party before issuing any press release or otherwise making any public statements, announcements or communications with respect to this Agreement or any of the Transactions and shall not issue any such press release or make any such public statement, announcement or communication without the prior written consent of the other parties, which consent shall not be unreasonably withheld, except as may be required by Applicable Law.

                    5.12. Board of Directors. Prior to the Effective Time, the Board of Directors of the Company, in accordance with applicable law, shall take all necessary action (including the resignation of existing directors) to cause its Board of Directors, as of the Effective Time, to consist of a total of five members, with all such members to be designated in writing by AAHP, each to hold office from the Effective Time until their respective successors are duly elected or appointed and qualify, or they resign or are removed.

                    5.13. Reverse Stock Split. As soon as practicable following the date of this Agreement, the Company shall take those actions necessary to effect, on the Closing Date, the Reverse Stock Split, including, without limitation, obtaining a CUSIP number and filing any necessary documents as may be necessary to effect the Reverse Stock Split in accordance with the NRS.

ARTICLE VI
CONDITIONS TO CLOSING

                    6.1. Conditions to Each Party’s Obligations to Consummate the Transactions. The respective obligations of each party to this Agreement to consummate the Transactions shall be subject to the following conditions, unless waived in writing prior to the Closing Date by such party:

                               (a) Consents and Approvals. All consents, approvals, authorizations, orders and action of any Governmental Body required to permit the consummation of the Transactions shall have been obtained or made and shall be in full force and effect.

                               (b) No Restraints. No action shall have been taken, and no statute, rule, regulation, executive order, judgment, decree, or injunction shall have been enacted, entered, promulgated or enforced (and not repealed, superseded, lifted or otherwise made inapplicable), by any court or governmental or regulatory agency of competent jurisdiction which restrains, enjoins or otherwise prohibits the consummation of the Transactions (each party agreeing to use its reasonable best efforts to avoid the effect of any such statute, rule, regulation or order or to have any such order, judgment, decree or injunction lifted).

                               (c) Investment Letter. Each AAHP Member shall have delivered to the Company and AAHP a completed investment representation letter in the form attached hereto as Exhibit A (each, an “Investment Letter”).

                    6.2. Conditions to Obligations of the Company to Consummate the Transactions.

          The obligation of the Company to consummate the Transactions shall be subject to the satisfaction of the following conditions, unless waived in writing prior to the Closing Date by the Company:

                               (a) Representations and Warranties. The representations and warranties of AAHP contained herein that are qualified as to materiality or a Material Adverse Effect (or similar concept) shall be true and correct, and those not so qualified shall be true and correct in all material respects, in each case at and as of the Effective Time with the same force and effect as though made at and as of the Effective Time (except to the extent a representation or warranty speaks specifically as of an earlier date, in which case as of such date).

                               (b) Performance of Obligations. AAHP shall have performed, in all material respects, all obligations and complied with all covenants required by this Agreement to be performed or complied with, in all material respects, by each of them prior to the Effective Time.

                               (c) Officer’s Certificate. AAHP shall have executed and delivered to the Company a certificate, dated the date of Closing and signed by an officer of AAHP, evidencing compliance with Sections 6.2(a) and 6.2(b) hereof.

                               (d) Due Diligence. The Company shall have completed its financial, business and legal due diligence investigation of AAHP to the Company’s and its counsel’s satisfaction which shall be determined at the sole and absolute discretion of the Company and its counsel.

                               (e) Stock Certificates. Certificates evidencing the number of Merger Shares to be issued to each AAHP Member in the names of such AAHP Members shall have been delivered by the Company’s agent to counsel to AAHP in accordance with Section 2.2.

                               (f) Approval. Holders of at least a majority of the Company’s outstanding capital stock shall have approved the Merger and this Agreement in accordance with the NRS.

                               (g) Legal Opinion. AAHP Members shall have received the legal opinion of counsel to the Company, in agreed upon form addressed to such Members.

                               (h) Resignations. The members of the Board of Directors of the Company shall have each delivered his or her resignation effective as of the Closing in a form reasonably acceptable to AAHP.

                               (i) Material Adverse Effect. There shall not have occurred after the date hereof any event or events that, individually or in the aggregate, constitute a Material Adverse Effect on AAHP.

                         6.3. Conditions to Obligations of AAHP to Consummate the Transactions. The obligation of AAHP to consummate the Transactions shall be subject to the satisfaction of the following conditions, unless waived in writing prior to the Closing Date by Parent and Merger Sub:

                               (a) Representations and Warranties. The representations and warranties of the Company contained herein that are qualified as to materiality or a Material Adverse Effect (or similar concept) shall be true and correct, and those not so qualified shall be true and correct in all material respects, in each case at and as of the Effective Time with the same force and effect as though made at and as of the Effective Time (except to the extent a representation or warranty speaks specifically as of an earlier date, in which case as of such date).

                               (b) Performance of Obligations. The Company shall have performed, in all material respects, all obligations and complied with all covenants required by this Agreement to be performed or complied with, in all material respects, by it prior to the Effective Time.

                               (c) Reverse Stock Split. The Board of Directors and a majority of the Company Stockholders shall have duly and lawfully approved, in accordance with the NRS and Section 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, the Reverse Stock Split, as a result of which the Company will have a number of shares of common stock issued and outstanding on a Fully Diluted Basis immediately prior to the Closing that is not greater than the Maximum Capitalization, and a Certificate of Amendment to the Company’s articles of incorporation describing such Reverse Stock Split shall have been duly filed with the Secretary of State of the State of Nevada, with a certified copy thereof to be provided to AAHP at the Closing.

                               (d) Officer’s Certificate. The Company shall have executed and delivered to AAHP a certificate, dated the date of Closing and signed by an officer of the Company, evidencing compliance with Sections 6.3(a) and 6.3(b) hereof.

                               (e) Due Diligence. AAHP shall have completed its financial, business and legal due diligence investigation of the Company to AAHP’s and its counsel’s satisfaction which shall be determined at the sole and absolute discretion of AAHP and its counsel.

                               (f) Approval. Holders of at least a majority of the outstanding membership interests of AAHP shall have approved the Merger and this Agreement in accordance with the FLLLCA.

                               (g) Legal Opinion. The Company Stockholders shall have received the legal opinion of counsel to the AAHP, in agreed upon form addressed to such Company Stockholders.

                               (h) Material Adverse Effect. There shall not have occurred after the date hereof any event or events that, individually or in the aggregate, constitute a Material Adverse Effect on the Company.

ARTICLE VII
TERMINATION

                    7.1. Termination. This Agreement may be terminated at any time prior to the Effective Time, whether before or after approval of this Agreement and the Merger by the stockholders of the Company:

                               (a) by the mutual written consent of the parties to this Agreement;

                               (b) by either the Company or AAHP, by written notice to the other if, for any reason, the Closing has not occurred prior to the close of business on or before March 1, 2008; provided, however, that (i) the right to terminate this

Agreement pursuant to this Section 7.1(b) shall not be available to the Company or AAHP, as applicable, if the party seeking to terminate the Agreement is responsible for the delay;

                               (c) by either the Company or AAHP, by written notice to the other, if any court of competent jurisdiction shall have issued an order, judgment or decree (other than a temporary restraining order) restraining, enjoining or otherwise prohibiting the Merger and such order, judgment or decree shall have become final and nonappealable;

                               (d) at the election of the Company, if (i) AAHP has materially breached any representation, warranty, covenant or agreement contained in this Agreement, which breach has not been cured on or before thirty (30) Business Days following delivery of written notice of such breach by the Company to AAHP; provided, however, that the right to terminate this Agreement pursuant to this Section 7.1(d) (A) shall not be available to the Company if the Company at such time, is in material breach of any representation, warranty, covenant or agreement set forth in this Agreement, or (B) if the Company or its counsel is not satisfied with the financial, business or legal due diligence investigation of AAHP or any item or issue that is discovered in the course of such investigation as determined by the Company or its counsel in its sole and absolute discretion; and

                               (e) at the election of AAHP, if the Company has materially breached any representation, warranty, covenant or agreement contained in this Agreement, which breach has not been cured on or before thirty (30) Business Days following delivery of written notice to the Company of such breach by AAHP; provided, however, that the right to terminate this Agreement pursuant to this Section 7.1(e) shall not be available to AAHP if AAHP, at such time, is in material breach of any representation, warranty, covenant or agreement set forth in this Agreement.

                    7.2. Effect of Termination. In the event of the termination of this Agreement by either the Company or AAHP pursuant to Section 7.1, (i) this Agreement shall forthwith become void and have no further force or effect, and (ii) there shall be no further liability under this Agreement on the part of AAHP or the Company, other than pursuant to the provisions of Section 5.6, Section 5.7, this Section 7.2 and Section 7.3.

                    7.3. Expenses; Termination Fees.

                               (a) Except as set forth in this Section 7.3, all costs and expenses incurred in connection with this Agreement and the Transaction shall be paid by the party incurring such costs and expenses, whether or not the Merger is consummated. In the event a party terminates this Agreement, other than as may be permitted in accordance with Section 7.1, such terminating party shall be required to pay the other party’s fees incurred in connection with the transactions contemplated hereunder.

                               (b) All payments under this Section 7.3 shall be made by wire transfer of immediately available funds to an account designated by the party to whom such payment will be made.

                               (c) The term “Expenses” shall mean all out-of-pocket expenses incurred by the Company and its affiliates in connection with this Agreement, any letter of intent related to this Agreement, and the transactions and due diligence contemplated hereby, including, without limitation, fees and expenses of accountants, attorneys and financial advisors.

                               (d) The parties acknowledge that the agreements contained in this Section 7.3 are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, neither AAHP nor the Company would enter into this Agreement. Accordingly, if either party fails to promptly pay any amounts owing pursuant to this Section 7.3 when due, then the party from whom such payment is due shall in addition thereto pay to the other party all costs and expenses (including fees and disbursements of counsel) incurred in collecting such amounts, together with interest on such amounts (or any unpaid portion thereof) from the date such payment was required to be made until the date such payment is received by the party entitled to such payment hereunder at the prime rate of Chase Manhattan as in effect from time to time during such period.

ARTICLE VIII
MISCELLANEOUS

                    8.1. Certain Definitions; Rules of Construction. Definitions shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. All references herein to Articles, Sections, Exhibits and Schedules shall be deemed to be references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. All Exhibits and Schedules attached hereto shall be deemed incorporated herein as if set forth in full herein and, unless otherwise defined therein, all terms used in any Exhibit or Schedule shall have the meaning ascribed to such term in this Agreement. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise expressly provided herein, any agreement, plan, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, plan, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. For the purposes of this Agreement, the following terms shall have the following meanings:

               “Acquisition Proposal” has the meaning set forth in Section 5.9.

               “Acquisition Transaction” has the meaning set forth in Section 5.9.

               “Adjustment Event” has the meaning set forth in Section 2.3.

               “Affiliate” shall mean, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such first Person. The term “control” means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

          “AAHP” has the meaning set forth in the preamble.

          “AAHP Financial Statements” has the meaning set forth in Section 3.14.

          “AAHP Warrant” has the meaning set forth in Section 2.4.

          “Applicable Law” means any Federal, state or local law, regulation, code, ordinance, statute, rule, Order, judgment, decree or other requirement of a Governmental Body applicable to the business of the Company or AAHP, as the context may require.

          “Benefit Plan” means each deferred compensation, executive compensation, incentive compensation, stock purchase or other stock-based compensation plan, severance or termination pay, holiday, vacation or other bonus plan or practice, hospitalization or other medical, life or other insurance, supplemental unemployment benefits, profit sharing, pension, or retirement plan, program, agreement, commitment or arrangement, and each other employee Benefit Plan, program, agreement or arrangement, including, without limitation, each “employee Benefit Plan” as such term is defined under Section 3(3) of ERISA.

          “Blue Sky Laws” has the meaning set forth in Section 3.10.

          “Business Day” means any day other than Saturday or Sunday or any other day on which banks in the State of New York are permitted or obligated to be closed for business.

          “Claim” means any action, suit, claim, complaint, demand, litigation or similar proceeding.

          “Closing” has the meaning set forth in Section 1.2.

          “Closing Date” has the meaning set forth in Section 1.2.

          “Company” has the meaning set forth in the preamble.

          “Company Certificates” has the meaning set forth in Section 2.2(a).

          “Company Common Stock” has the meaning set forth in Section 2.1(a).

          “Company Consent” has the meaning set forth in Section 5.2.

          “Company Stockholder” and “Company Stockholders” have the meaning set forth in Section 2.1.

          “Company Warrant” has the meaning set forth in Section 2.4(a).

          “Effective Time” has the meaning set forth in Section 1.2.

          “Environmental Laws” means all applicable statutes, rules, regulations, ordinances, orders, decrees, judgments, permits, licenses, consents, approvals, authorizations, and governmental requirements or directives or other obligations lawfully imposed by Governmental Body under federal, state, local or common law, indemnity agreements or other contractual obligations, in each case, pertaining to the protection of the environment, protection of public health, protection of worker health and safety, the treatment, emission and/or discharge of gaseous, particulate and/or effluent pollutants, and/or the handling of hazardous materials, including, without limitation, the Clean Air Act, 42 U.S.C. § 7401, et seq., the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (“CERCLA”), 42 U.S.C. § 9601, et seq., the Federal Water Pollution Control Act, 33 U.S.C. § 1321, et seq., the Hazardous Materials Transportation Act, 49 U.S.C. § 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. § 6901, et seq. (“RCRA”), and the Toxic Substances Control Act, 15 U.S.C. § 2601, et seq.

          “Exchange Act” means the Securities and Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

          “Exchange Agent” has the meaning set forth in Section 2.2.

          “Expenses” has the meaning set forth in Section 7.3(d).

          “FLLLCA” has the meaning set forth in the recitals.

          “Florida Certificate of Merger” has the meaning set forth in Section 1.2.

          “Fully Diluted Basis” shall mean that the amount of common stock of an entity outstanding shall be determined on the basis that all outstanding options, warrants and other convertible securities shall be deemed to be fully exercised or converted (as the case may be) into common stock.

          “GAAP” has the meaning set forth in Section 4.7(b).

          “Governmental Body” means any court, administrative or regulatory agency or commission or other governmental authority of competent jurisdiction.

          “Government Agency” means (i) the United States Government, including all departments and agencies of any branch of the United States Government, all independent agencies or instrumentalities and all non-appropriated fund activities within the United States Government and United States Government corporations, and (ii) any state or local government, including all departments, agents, agencies, branches, independent agencies or instrumentalities, activities, and non-appropriated fund activities of or within a state or local government and all state or local government corporations.

          “Hazardous Substances” means any pollutants, contaminants, toxic or hazardous or extremely hazardous substances, materials, wastes, constituents, compounds, chemicals (including, without limitation, petroleum or any by-products or fractions thereof, any form of natural gas, Bevill Amendment materials, lead, asbestos and asbestos-containing materials, building construction materials and debris, polychlorinated biphenyls (“PCBs”) and PCB-containing equipment, radon and other radioactive elements, ionizing radiation, electromagnetic field radiation and other non-ionizing radiation, sonic forces and other natural forces, infectious, carcinogenic, mutagenic, or etiologic agents, pesticides, defoliants, explosives, flammables, corrosives and urea formaldehyde foam insulation) that are regulated by any Environmental Laws.

          “Information Statement” has the meaning set forth in Section 5.2.

          “Intellectual Property” means all of the following as they are used in connection with the business of a Person as presently conducted and as they exist in all jurisdictions throughout the world, in each case, to the extent owned by such Person:

                    (a) patents, patent applications and inventions, designs and improvements described and claimed therein, patentable inventions and other patent rights (including any divisions, continuations, continuations-in-part, substitutions, or reissues thereof, whether or not patents are issued on any such applications and whether or not any such applications are modified, withdrawn, or resubmitted);

                    (b) trademarks, service marks, trade dress, trade names, brand names, designs, logos, or corporate names, whether registered or unregistered, and all registrations and applications for registration thereof;

                    (c) copyrights and mask works, including all renewals and extensions thereof, copyright registrations and applications for registration thereof;

                    (d) trade secrets, confidential business information and other proprietary information, concepts, ideas, designs, research or development information, processes, procedures, techniques, technical information, specifications, operating and maintenance manuals, engineering drawings, methods, know-how, technical data and databases, discoveries, inventions, modifications, extensions, improvements, and other proprietary rights (whether or not patentable or subject to copyright, mask work, or trade secret protection);

                    (e) computer software programs, including, without limitation, all source code, object code, and documentation related thereto; and

                    (f) Internet addresses, domain names, web sites, web pages and similar rights and items.

          “Investment Letter” has the meaning set forth in Section 6.1(c).

           “Knowledge” with respect to any Person, means the actual knowledge of any of the officers or directors of such Person after diligent inquiry.

          “Legal Proceedings” has the meaning set forth in Section 3.7.

          “Lien” means any mortgage, pledge, lien, charge, easement, restrictive covenant, encumbrance, voting or transfer restriction, or security interest.

          “Material Adverse Effect” means any change, effect, event or occurrence that is materially adverse to the condition (financial or otherwise), assets, properties, business or operations of a Person and its Subsidiaries, taken as a whole.

          “Material Contract” means all of the following contracts, agreements, understandings or arrangements, whether or not in writing, to which a Person is a party or by or to which any of them or any of their assets or properties are bound or subject, with respect to: (i) any current or former officer, director, stockholder, employee, consultant, agent or other representative or with an entity in which any of the foregoing is a contracting person; (ii) any labor union or association representing any employee; (iii) the purchase or sale of materials, supplies, equipment, merchandise or services that contain an escalation, renegotiation or redetermination clause calling for an aggregate purchase or sale price or payments of more than $50,000 in any one case (or in the aggregate, in the case of any related series of contracts and other agreements); (iv) the sale of any of its assets or properties other than in the ordinary course of business or for the grant to any person of any preferential rights to purchase any of its assets or properties; (v) joint ventures, strategic alliances or partnerships; (vi) an indemnity or sharing of any tax liability of any third party; (vii) the purchase or sale price or payments of more than $50,000 in any one case (or in the aggregate, in the case of any related series of contracts and other agreements) that cannot be canceled by such Person with less than ninety days’ notice without incurring liability, premium or penalty; (viii) the sharing of fees, the rebating of charges or other similar arrangements; (ix) obligations or liabilities of any kind to holders of such Person securities as such; (x) covenants of such Person not to compete in any line of business or with any person in any geographical area or covenants of any other person not to compete with the such Person in any line of business or in any geographical area; (xi) the acquisition by the such Person of any operating business, including the assets or the capital stock of any other person; (xii) options for the purchase of any asset, tangible or intangible, requiring the payment to any person of a commission or fee; (xiii) the payment of fees or other consideration on behalf of any officer or director of such Person or to any other entity in which any of the foregoing has an interest; (xiv) the borrowing of money; (xv) any purchase price or sale price or payments of more than $50,000 in any one case (or in the aggregate, in the case of any related series of contracts and other agreements) whether or not made in the ordinary course of business; (xvi) the purchase or sale of material, supplies, equipment, merchandise, intellectual property, real property, assets (whether tangible or intangible) or services where the purchase or sale price, the estimated purchase or sale price, the maximum order price, the maximum contract price, or the ceiling price (whether in one case or in the aggregate, in the case of a related series of contracts or other agreements) is more than $50,000, and a party to the contract or the known end or ultimate user, seller, or purchaser is any Government Agency; (xvii) any schedule contracts with the United States General Services Administration or any multiple award schedule contracts, basic agreements, basic ordering agreements, or blanket purchase agreements with any Government Agency; and (xviii) any other contract, agreement or arrangement that is material to the business of a Person.

          “Maximum Capitalization” has the meaning set forth in Section 4.5(a).

          “Member” and “Members” have the meaning set forth in Section 2.1(a).

          “Membership Interests” has the meaning set forth in Section 2.1(a).

          “Merger” has the meaning set forth in the recitals.

          “Merger Shares” has the meaning set forth in Section 2.1(b).

          “Nevada Certificate of Merger” has the meaning set forth in Section 1.2.

          “NRS” has the meaning set forth in the recitals.

          “Orders” has the meaning set forth in Section 3.9.

          “Permitted Liens” has the meaning set forth in Section 3.8.

          “Person” means any individual, corporation, partnership, limited liability company or partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government (including any agency or political subdivision thereof).

          “Recent Reports” has the meaning set forth in Section 4.8.

          “Representatives” has the meaning set forth in Section 5.9.

          “Reverse Stock Split” shall mean a 1 for 16.168733 reverse stock split to be effected by the Company prior to the Merger, pursuant to which each 16.168733 shares of Company Common Stock issued and outstanding prior to such reverse stock split shall be converted and exchanged into one share of Company Common Stock following such reverse stock split, with any fractional shares being rounded up to the next whole share.

          “SCR” has the meaning set forth in Section 1.7.

          “SCR Warrant” has the meaning set forth in Section 4.5(c).

          “SEC” has the meaning set forth in Section 4.7(a).

          “SEC Reports” has the meaning set forth in Section 4.7(a).

          “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

          “Subsidiary” of any Person means any corporation, partnership, joint venture or other legal entity of which such Person (either directly or through or together with any other Subsidiary of such Person), owns, directly or indirectly, 50% or more of the stock or other equity interests the holders of which are generally entitled to vote for the election of the board of directors or similar governing body of such corporation, partnership, joint venture or other legal entity.

          “Surviving Corporation” has the meaning set forth in Section 1.1.

          “Tax” or “Taxes” means any taxes, charges, fees, imposts, levies or other assessments, including, without limitation, all net income, franchise, profits, gross receipts, capital, sales, use, ad valorem, value added, transfer, transfer gains, inventory, capital stock, license, withholding, payroll, employment, social security (or similar), unemployment, excise, severance, stamp, occupation, real or personal property, premium, windfall profits, environmental (including taxes under Section 59A of the Code), customs duties, registration, alternative or add-on minimum, and estimated taxes, customs duties, fees, assessments and charges of any kind whatsoever, together with any interest and any penalties, fines, additions to tax or additional amounts thereon whether disputed or not, imposed by any taxing authority (Federal, state, local or foreign) and shall include any transferee liability in respect of Taxes.

          “Tax Return” means any returns, declarations, reports, estimates, information returns or statements relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

          “Transaction Documents” means this Agreement and each of the agreements and instruments contemplated hereby or thereby, including, without limitation, the Florida Certificate of Merger and the Florida Certificate of Merger, the officer’s certificate to be delivered by AAHP pursuant to Section 6.2(c) and the Company pursuant to Section 6.3(c), the disclosure schedules and all documents, instruments or agreements attached to or contemplated by any of the foregoing.

          “Transactions” has the meaning set forth in Section 3.3.

                    8.2. Waivers and Amendments. Subject to Applicable Law, this Agreement may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by the parties hereto or, in the case of a waiver, by or on behalf of the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

                    8.3. Governing Law. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS OF SUCH STATE, APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

                    8.4. Notices. Any notices or other communications required under this Agreement shall be in writing and be effective upon delivery if given by hand delivery or facsimile transmission or on the next day after given if delivered by overnight courier, and shall be given at the addresses or facsimile numbers set forth below, with copies provided as follows:

(a)	if to the Company or the Surviving Corporation:

1801 N. Military Trail
Suite 203
Boca Raton, FL 33431
Attn: David Miller
Fax: (561) 391-6911

with a copy to:

Andrew I. Telsey
Andrew I. Telsey P.C.
12835 East Arapahoe Road
Tower 1 Penthouse #803
Englewood, CO 80112
Fax: (303) 768-9224

(b)	if to AAHP:

3043 NW 60th Street
Fort Lauderdale, FL 33309
Attn: Richard Stein
Fax: (310) 659-4159

with copies to:

Blank Rome LLP
1200 North Federal Highway
Suite 417
Boca Raton, FL 33432
Attn: Bruce C. Rosetto, Esq.
Fax: (561) 417-8186

or at such other place or places or to such other person or persons as shall be designated in writing by the parties to this Agreement in the manner herein proved.

                    8.5. Section Headings. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

                    8.6. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which, together, shall constitute one and the same instrument. This Agreement may be executed by facsimile or other electronic image transmission technology. Copies of signature pages delivered by facsimile or other means of electronic image transmission shall have the same force and effect as originals thereof.

                    8.7. Assignments. This Agreement, by operation of law or otherwise, shall be binding upon and inure to the benefit of successors and legal representatives of the parties hereto.

                    8.8. Entire Agreement; Enforceability. This Agreement and the Transaction Documents, including the Exhibits and Schedules attached hereto and thereto: (i) constitute the entire agreement among the parties with respect to the Transactions and supersedes all prior agreements and understandings, both written and oral, among the parties, with respect to the subject matter hereof and thereof; and (ii) shall be binding upon, and are solely for the benefit of each party hereto and nothing in this Agreement is intended to confer upon any other Person any rights or remedy of any nature whatsoever hereunder or by reason of this Agreement or any of the Transaction Documents.

                    8.9. Severability. Any term or provision of this Agreement which is invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without rendering invalid, illegal or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

                    8.10. Third Party Beneficiary. The parties intend that there are no third party beneficiaries to this Agreement.

[Signature page follows.]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement and Plan of Merger to be duly executed as of the date first above written.

MONARCH INVESTMENT PROPERTIES, INC.

By:	/s/ David Miller

Name: David Miller
Title: President

ALL AMERICAN HOME PRODUCTS, LLC

By:	/s/ Richard Stein

Name: Richard Stein
Title: President

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement and Plan of Merger to be duly executed as of the date first above written.

MONARCH INVESTMENT PROPERTIES, INC.

By:	/s/ David Miller

Name: David Miller
Title: President

ALL AMERICAN HOME PRODUCTS, LLC

By:	/s/ Richard Stein

Name: Richard Stein
Title: President

AMENDMENT NO. 1 TO MERGER AGREEMENT

          THIS AMENDMENT NO. 1 TO MERGER AGREEMENT (this “Amendment”), dated as of May __, 2008 and effective as of February 29, 2008, by and among MONARCH INVESTMENT PROPERTIES, INC., a Nevada corporation (the “Company”), and ALL AMERICAN HOME PRODUCTS, LLC, a Florida limited liability company (“AAHP”).

          WHEREAS, the Company and AAHP entered into an Agreement and Plan of Merger Agreement (the “Agreement”), dated as of December 18, 2007, pursuant to which AAHP is to be merged with and into the Company with the Company as the surviving entity.

          WHEREAS, the Company and AAHP wish to amend certain provisions of the Agreement as set forth herein;

          NOW, THEREFORE, for and in consideration of the mutual promises and covenants other agreements contained in this Amendment the Company and AAHP hereby agree to amend the Agreement as follows:

          1.          Defined Terms; Conflicting Documents. All capitalized terms used but not defined herein shall have the meaning set forth in the Agreement. In the event of any conflict between the Agreement and this Amendment, this Amendment shall prevail and govern.

          2.          Amendment to Section 2.1: Conversion of Membership Interests. The first sentence of subsection (a) of Section 2.1 of the Agreement is deleted in its entirety and replaced with the following new first sentence:

“(a)      Each unit of outstanding membership interest of AAHP (the “Membership Interests”) shall be converted into and become one (1) fully paid and non-assessable share of common stock, par value $0.001 per share, of the Surviving Corporation (the “Company Common Stock”).”

          3.          Amendment to Section 7.1: Termination. Section 7.1(b) of the Merger Agreement is hereby deleted in its entirety and replaced with the following new Section 7.1(b) and a new Section 7.1(c) is added immediately thereafter with each of the original Sections 7.1(c-e) being renumbered accordingly as Sections 7.1(d-f), respectively:

“(b)      by the Company only, if the Closing has not occurred prior to the close of business on or before the day that is thirty (30) days after the Company has filed its definitive Information Statement with the SEC; provided that upon termination of this Agreement pursuant to this Section 7.1(b) AAHP shall be obligated to pay all costs incurred by the Company relating to the proposed Merger, either direct or indirect, and including but not limited to the obligation of AAHP to assume and pay the liabilities described in Section 1.7 above, which payment shall be due on or before the day that is thirty (30) days after the Agreement is so terminated by the Company; provided further, that, AAHP hereby waives any rights it may have against the Company by way of counterclaim, setoff or otherwise;

(c)        by AAHP only in the event of a material breach of the obligations of the Company contained herein;”

          4.          Amendment to Section 7.2: Effect of Termination. Section 7.2 of the Merger Agreement is hereby deleted in its entirety and replaced with the following:

“In the event of the termination of this Agreement by either the Company or AAHP pursuant to Section 7.1, (i) this Agreement shall forthwith become void and have no further force or effect, and (ii) there shall be no further liability under this Agreement on the part of AAHP or the Company, other than pursuant to the provisions of Section 5.6, Section 5.7, this Section 7.2 and Section 7.3; provided that in the event the Company terminates this Agreement pursuant to the terms set forth in Section 7.1, AAHP shall be responsible for all costs of collection incurred by the Company in collecting of balances due, including but not limited to the Company’s attorneys fees; provided further, that if AAHP fails to pay the obligations described herein, interest shall accrue on all unpaid balances at the rate of 18% per annum.”

          5.          Consideration. As consideration for agreeing to enter into this Amendment, AAHP has agreed to pay the Company, in the aggregate, the sum of One Hundred Thousand Dollars and 00/100 ($100,000.00) which sum shall be a credit against the amount AAHP shall be required to pay in accordance with its obligations set forth in Section 1.7 of the Merger Agreement, of which it is acknowledged that Ten Thousand Dollars and 00/100 ($10,000.00) was received by the Company on or before May 9, 2008, and of which Forty Thousand Dollars and 00/100 ($40,000.00) shall be due on or before May 27, 2008 and the remaining Fifty Thousand Dollars and 00/100 ($50,000.00) shall be due on or before June 30, 2008. Failure of AAHP to tender this additional payment in a timely manner shall result in termination of the Merger Agreement without notice, and in the event of such termination, AAHP shall be obligated to make the payments described in Section 7.2 as if the Agreement had been terminated by the Company. The provisions of this Paragraph 5 shall be deemed to supersede any and all notice and cure provisions included in the Agreement, including but not limited to the provisions included in Section 7.1(e) (as renumbered in accordance with Paragraph 4 of this Amendment) of the Agreement.

          6.          Waiver of Certain Covenants. The Company hereby waives the restrictions placed on AAHP as set forth in Section 5.1(b) of the Agreement relating to its securities.

          7.          Reaffirmation of Section 1.7: Assumption of Liabilities. AAHP hereby reaffirms its obligations under Section 1.7 of the Merger Agreement and the Company hereby agrees to make available to AAHP a detailed accounting of such liabilities for review by AAHP’s representatives at the Company’s offices during reasonable business hours, which review shall occur on or before June 18, 2008. Additionally, in the event AAHP fails to advise the Company, in writing, of any objection to such liabilities on or before June 25, 2008, AAHP shall be deemed to have waived any objection(s) it may have and the obligation of AAHP to pay these liabilities shall become absolute.

          8.          Ratification. Except as specifically herein amended and modified, all terms and conditions of the Agreement remain unchanged and in full force and effect.

(Balance of page intentionally left blank - signature page follows)

SIGNATURE PAGE TO AMENDMENT NO. 1 TO MERGER AGREEMENT

          Please acknowledge your acceptance of the foregoing Amendment by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

MONARCH INVESTMENT PROPERTIES, INC.

By:	/s/ DAVID MILLER

Name: David Miller
Title: President

ALL AMERICAN HOME PRODUCTS, LLC

By:	/s/ RICHARD STEIN

Name: Richard Stein
Title: President

Appendix B

ARTICLES OF AMENDMENT
TO THE
ARTICLES OF INCORPORATION
OF
MONARCH INVESTMENT PROPERTIES, INC.

          Article I “NAME” of the Amended and Restated Articles of Incorporation of the Corporation shall be amended in its entirety to read as follows:

          The name of this corporation is All American Home Products, Inc. (the “Corporation”)

          Article VI “STOCK OF THE CORPORATION,” Subsection A(ii) “Common Shares” of the Amended and Restated Articles of Incorporation of the Corporation shall be amended by the addition of the following:

(3)

Upon the filing and effectiveness (“Effective Time”) of this Certificate of Amendment pursuant to the Nevada Revised Statutes, each 16.168733 shares of the Common Shares (“Old Common Shares”) issued and outstanding immediately prior to the Effective Time shall be reclassified and combined into one (1) validly issued, fully paid and non-assessable share of the Corporation’s common stock, $.001 par value per share (the “New Common Shares”) without any action by the holder thereof. The Corporation shall not issue fractions of shares of New Common Shares in connection with such reclassification and combination but instead will round fractions of shares of New Common Shares to the nearest whole share. Each certificate that theretofore represented shares of Old Common Shares shall thereafter represent that number of shares of New Common Shares into which the shares of Old Common Shares represented by such certificate shall have been reclassified and combined.”

B-1

Appendix C

WRITTEN CONSENT
OF THE HOLDERS OF A
MAJORITY OF THE
SHARES OF COMMON STOCK
OF
MONARCH INVESTMENT PROPERTIES, INC.

MAJORITY CONSENT IN LIEU OF SPECIAL MEETING of SHAREHOLDERS of MONARCH INVESTMENT PROPERTIES, INC.

The undersigned, being Shareholders of Monarch Investment Properties, Inc., a Nevada corporation (the "Corporation" or the "Company"), holding a majority of the issued and outstanding Common Stock of the Company, do hereby adopt the following preambles and resolutions by written consent, without formal meeting, pursuant to Section 78.320 of the Nevada Revised Statutes and in lieu of a Special Meeting of the Shareholders, effective as of the date specified herein:

I. The following preambles and Resolutions are adopted, effective as of the date hereof:

WHEREAS, the Company's Board of Directors having approved that certain Merger Agreement (the "AAHP Agreement") with All American Home Products LLC, a Florida limited liability company ("AAHP"), in the form annexed hereto as Exhibit "A," which Agreement is subject to the approval of the shareholders of the Company;

NOW, THEREFORE, it is

RESOLVED, that the AAHP Agreement annexed hereto as Exhibit "A" dated December ___, 2007, between the Company and AAHP, wherein the Company will issue 19,000,000 "restricted" common shares (post reverse split) equal to the ownership of approximately 95% of the Company to the members of AAHP, in exchange for all of the issued and outstanding member interests of AAHP, is hereby ratified and approved.

FURTHER RESOLVED, that the officers and directors of the Company, and each of them, are hereby authorized, empowered and directed to do all such acts and incur such expenses, and to execute, deliver, file and record, as the case may be, any and all documents, instruments, certificates or instructions (however characterized or described) as they, or any of them, may deem necessary or advisable to carry into effect the purposes and intent of the foregoing resolutions or the transactions contemplated therein or thereby, and all such acts of the officers and directors of this Company, whether heretofore or hereafter done or performed, in accordance with the purposes and intent of these resolutions are hereby ratified, confirmed and approved, and the fact that such acts are done and such expenses incurred, and the execution, delivery, filing and recording, as the case may be, of such documents, instruments, certificates or instructions, shall be conclusive proof that such acts were necessary.

II. The following preambles and Resolutions are adopted, effective as of the date hereof:

WHEREAS, as contemplated by the AAHP Agreement, and upon consummation thereof, the Company will undertake a reverse split of its issued and outstanding Common Stock wherein one (1) share of Common Stock will be issued in exchange for 16.16873 shares of Common

1

Stock to be outstanding on the effective date of the AAHP Agreement, with no change to the existing authorized capital of the Company to occur as a result of the adoption of such reverse stock split;

NOW, THEREFORE, BE IT

RESOLVED, that, subject to and effective upon the consummation of the AAHP Agreement, a reverse split of the Company's issued and outstanding Common Stock wherein one (1) share of Common Stock will be issued in exchange for 16.16873 shares of Common Stock to be outstanding on the effective date of the AAHP Agreement is hereby ratified and approved. No change to the Company's authorized capital shall occur as a result of such reverse stock split.

II. The following preambles and Resolutions are adopted, effective as of the date hereof:

WHEREAS, as contemplated by the AAHP Agreement and upon consummation thereof, the Company will effectuate a name change to "All American Home Products, Inc."; and

WHEREAS, in furtherance thereof and subject to consummation of the AAHP Agreement, the Company and AAHP will execute Articles of Merger and a Plan of Merger in the form annexed hereto as Exhibit "B," setting forth the terms of the merger between the Company and AAHP and providing for the change of the Company's name to "All American Home Products, Inc.;"

NOW, THEREFORE, BE IT

RESOLVED, that, subject to the consummation of the agreement between the Company and AAHP, the officers and directors of the Company, and each of them, are hereby authorized, empowered and directed to execute the Articles of Merger and Plan of Merger and cause the same to be filed, under the seal of this Corporation, with the Nevada Secretary of State and the Florida Secretary of State in accordance with the laws of such jurisdictions, to effectuate the merger between the Company and AAHP and amendment to the Articles of Incorporation of this Corporation to change of its corporate name to " All American Home Products, Inc."

[The remainder of this page is intentionally left blank.]

2

This Majority Consent may be executed in several counterparts, all of which together shall constitute one and the same document, and when executed by shareholders of the Corporation holding a majority of the issued and outstanding Common Stock of the Company, the foregoing resolutions may be certified by the Secretary of the Corporation as and for the act of the Shareholders of Monarch Investment Properties, Inc., effective December 13, 2007.

Signature of Shareholder	No. of Shares Held
David Miller	7,665,000
Lite 'N Low, Inc.	1,485,000
Priority Capital Corp.	2,205,000
Helen Miller Irrevocable Trust Libo Finaberg, TTEE	1,770,000
Scott Miller	1,875,000
Strategic Capital Resources, Inc. David Miller, President	420,000

3

Appendix D

DISSENTER’S NOTICE OF MONARCH INVESTMENT PROPERTIES, INC.
DELIVERED PURSUANT TO NRS 92A.430

If a stockholder of Monarch Investment Properties, Inc. (the “Company”) has not approved the merger between the Company and All American Home Products, Inc., he, she or it is entitled to dissent.

Demand for payment must be sent by to the Company by mail, courier, facsimile or electronic mail by ______________, 2009 as follows:

Monarch Investment Properties, Inc.
1801 North Military Trail, Suite 203
Boca Raton, FL 33431

Attention: David Miller

Together with written demand or on or before _____________, 2009 , certificates of the Company’s shares must be deposited with the Company at the address above or with our transfer agent at:

Corporate Stock Transfer, Inc.
3200 Cherry Creek Dr. South
Suite 430
Denver, CO 80209
Phone: (303) 282-4800
Fax: (303) 282-5800

Shares of the Company not represented by certificates will be restricted from transfer after the demand for payment is received.

A form for demanding payment is attached to this Dissenter’s Notice as Exhibit 1.

A copy of the dissent provisions of the Nevada Revised Statutes is attached as “Appendix E” to the Information Statement to which this Dissenter’s Notice is attached.

D-1

EXHIBIT 1 TO DISSENTER’S NOTICE

Name and Address of Stockholder exercising dissent rights:

Number of Shares of Stockholder over which Stockholder is exercising dissent rights:

The undersigned hereby objects to the merger of Monarch Investment Properties, Inc., a Nevada corporation, and All American Home Products, LLC, a Florida limited liability company, and demand payment for the fair value of above number of shares of the Company, plus accrued interest, if the merger is consummated.

The undersigned hereby certifies that he/she/it acquired beneficial ownership of the shares of the Company before _________________, being the date of the first announcement of the merger.

Dated: _______________, 2009 .

Signature of Co-owners,

Signature	if applicable

Print Name:

Print Title:

D-2

Appendix E

SECTIONS 92A.300 – 92A.500 OF THE NEVADA REVISED STATUTES

          NRS 92A.300 Definitions. As used in NRS 92A.300 to 92A.500 , inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335 , inclusive, have the meanings ascribed to them in those sections.

          (Added to NRS by 1995, 2086)

          NRS 92A.305 “Beneficial stockholder” defined. “Beneficial stockholder” means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

          (Added to NRS by 1995, 2087)

          NRS 92A.310 “Corporate action” defined. “Corporate action” means the action of a domestic corporation.

          (Added to NRS by 1995, 2087)

          NRS 92A.315 “Dissenter” defined. “Dissenter” means a stockholder who is entitled to dissent from a domestic corporation’s action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480 , inclusive.

          (Added to NRS by 1995, 2087; A 1999, 1631 )

          NRS 92A.320 “Fair value” defined. “Fair value,” with respect to a dissenter’s shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

          (Added to NRS by 1995, 2087)

          NRS 92A.325 “Stockholder” defined. “Stockholder” means a stockholder of record or a beneficial stockholder of a domestic corporation.

          (Added to NRS by 1995, 2087)

          NRS 92A.330 “Stockholder of record” defined. “Stockholder of record” means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee’s certificate on file with the domestic corporation.

          (Added to NRS by 1995, 2087)

          NRS 92A.335 “Subject corporation” defined. “Subject corporation” means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter’s rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

          (Added to NRS by 1995, 2087)

          NRS 92A.340 Computation of interest. Interest payable pursuant to NRS 92A.300 to 92A.500 , inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

          (Added to NRS by 1995, 2087)

          NRS 92A.350 Rights of dissenting partner of domestic limited partnership. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

          (Added to NRS by 1995, 2088)

          NRS 92A.360 Rights of dissenting member of domestic limited-liability company. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

          (Added to NRS by 1995, 2088)

          NRS 92A.370 Rights of dissenting member of domestic nonprofit corporation.

           1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

           2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

          (Added to NRS by 1995, 2088)

          NRS 92A.380 Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

           1. Except as otherwise provided in NRS 92A.370 and 92A.390 , any stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

          (a) Consummation of a conversion or plan of merger to which the domestic corporation is a constituent entity:

                    (1) If approval by the stockholders is required for the conversion or merger by NRS 92A.120 to 92A.160 , inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the conversion or plan of merger; or

                    (2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180 .

          (b) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be acquired, if his shares are to be acquired in the plan of exchange.

          (c) Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

          (d) Any corporate action not described in paragraph (a), (b) or (c) that will result in the stockholder receiving money or scrip instead of fractional shares except where the stockholder would not be entitled to receive such payment pursuant to NRS 78.205, 78.2055 or 78.207 .

           2. A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500 , inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

           3. From and after the effective date of any corporate action described in subsection 1, no stockholder who has exercised his right to dissent pursuant to NRS 92A.300 to 92A.500 , inclusive, is entitled to vote his shares for any purpose or to receive payment of dividends or any other distributions on shares. This subsection does not apply to dividends or other distributions payable to stockholders on a date before the effective date of any corporate action from which the stockholder has dissented.

           (Added to NRS by 1995, 2087; A 2001, 1414, 3199; 2003, 3189; 2005, 2204; 2007, 2438)

          NRS 92A.390 Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.

           1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:

          (a) The articles of incorporation of the corporation issuing the shares provide otherwise; or

          (b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:

                    (1) Cash, owner’s interests or owner’s interests and cash in lieu of fractional owner’s interests of:

                              (I) The surviving or acquiring entity; or

                              (II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner’s interests of record; or

                    (2) A combination of cash and owner’s interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).

           2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130 .

          (Added to NRS by 1995, 2088)

          NRS 92A.400 Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

           1. A stockholder of record may assert dissenter’s rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter’s rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

           2. A beneficial stockholder may assert dissenter’s rights as to shares held on his behalf only if:

          (a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter’s rights; and

          (b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.

          (Added to NRS by 1995, 2089)

          NRS 92A.410 Notification of stockholders regarding right of dissent.

           1. If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters’ rights under NRS 92A.300 to 92A.500 , inclusive, and be accompanied by a copy of those sections.

           2. If the corporate action creating dissenters’ rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters’ rights that the action was taken and send them the dissenter’s notice described in NRS 92A.430.

          (Added to NRS by 1995, 2089; A 1997, 730)

          NRS 92A.420 Prerequisites to demand for payment for shares.

           1. If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, a stockholder who wishes to assert dissenter’s rights:

          (a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

          (b) Must not vote his shares in favor of the proposed action.

           2. If a proposed corporate action creating dissenters’ rights is taken by written consent of the stockholders, a stockholder who wishes to assert dissenters’ rights must not consent to or approve the proposed corporate action.

           3. A stockholder who does not satisfy the requirements of subsection 1 or 2 and NRS 92A.400 is not entitled to payment for his shares under this chapter.

          (Added to NRS by 1995, 2089; A 1999, 1631; 2005, 2204 )

          NRS 92A.430 Dissenter’s notice: Delivery to stockholders entitled to assert rights; contents.

           1. The subject corporation shall deliver a written dissenter’s notice to all stockholders entitled to assert dissenters’ rights.

           2. The dissenter’s notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

          (a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

          (b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

          (c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not he acquired beneficial ownership of the shares before that date;

          (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

          (e) Be accompanied by a copy of NRS 92A.300 to 92A.500 , inclusive.

          (Added to NRS by 1995, 2089; A 2005, 2205 )

          NRS 92A.440 Demand for payment and deposit of certificates; retention of rights of stockholder.

           1. A stockholder to whom a dissenter’s notice is sent must:

          (a) Demand payment;

          (b) Certify whether he or the beneficial owner on whose behalf he is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice for this certification; and

          (c) Deposit his certificates, if any, in accordance with the terms of the notice.

           2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.

           3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter’s notice, is not entitled to payment for his shares under this chapter.

          (Added to NRS by 1995, 2090; A 1997, 730; 2003, 3189 )

          NRS 92A.450 Uncertificated shares: Authority to restrict transfer after demand for payment; retention of rights of stockholder.

           1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

           2. The person for whom dissenter’s rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.

          (Added to NRS by 1995, 2090)

          NRS 92A.460 Payment for shares: General requirements. [Effective through June 30, 2008.]

           1. Except as otherwise provided in NRS 92A.470 , within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

          (a) Of the county where the corporation’s registered office is located; or

          (b) At the election of any dissenter residing or having its registered office in this State, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

           2. The payment must be accompanied by:

          (a) The subject corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders’ equity for that year and the latest available interim financial statements, if any;

          (b) A statement of the subject corporation’s estimate of the fair value of the shares;

          (c) An explanation of how the interest was calculated;

          (d) A statement of the dissenter’s rights to demand payment under NRS 92A.480 ; and

          (e) A copy of NRS 92A.300 to 92A.500 , inclusive.

          (Added to NRS by 1995, 2090)

          NRS 92A.460 Payment for shares: General requirements. [Effective July 1, 2008.]

           1. Except as otherwise provided in NRS 92A.470 , within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

          (a) Of the county where the corporation’s principal office is located;

          (b) If the corporation’s principal office is not located in this State, in Carson City; or

          (c) At the election of any dissenter residing or having its principal office in this State, of the county where the dissenter resides or has its principal office.

•	The court shall dispose of the complaint promptly.

           2. The payment must be accompanied by:

          (a) The subject corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders’ equity for that year and the latest available interim financial statements, if any;

          (b) A statement of the subject corporation’s estimate of the fair value of the shares;

          (c) An explanation of how the interest was calculated;

          (d) A statement of the dissenter’s rights to demand payment under NRS 92A.480 ; and

          (e) A copy of NRS 92A.300 to 92A.500 , inclusive.

          (Added to NRS by 1995, 2090; A 2007, 2704 , effective July 1, 2008)

          NRS 92A.470 Payment for shares: Shares acquired on or after date of dissenter’s notice.

           1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter’s notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

           2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters’ right to demand payment pursuant to NRS 92A.480 .

          (Added to NRS by 1995, 2091)

          NRS 92A.480 Dissenter’s estimate of fair value: Notification of subject corporation; demand for payment of estimate.

           1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460 , or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

           2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

          (Added to NRS by 1995, 2091)

          NRS 92A.490 Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter. [Effective through June 30, 2008.]

           1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

           2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the State, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

           3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

           4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

           5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

          (a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

          (b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470 .

          (Added to NRS by 1995, 2091)

          NRS 92A.490 Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter. [Effective July 1, 2008.]

           1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

           2. A subject corporation shall commence the proceeding in the district court of the county where its principal office is located. If the principal office of the subject corporation is not located in the State, it shall commence the proceeding in the county where the principal office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located. If the principal office of the subject corporation and the domestic corporation merged with or whose shares were acquired is not located in this State, the subject corporation shall commence the proceeding in the district court in Carson City.

           3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

           4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

           5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

          (a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

          (b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470 .

          (Added to NRS by 1995, 2091; A 2007, 2705 , effective July 1, 2008)

          NRS 92A.500 Legal proceeding to determine fair value: Assessment of costs and fees.

           1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

           2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

          (a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500 , inclusive; or

          (b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500 , inclusive.

           3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

           4. In a proceeding commenced pursuant to NRS 92A.460 , the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

           5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115 .

          (Added to NRS by 1995, 2092)